UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Philip K. Holl, Esq.

Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

TCW Funds Insight that works for you. TM

TCW Fixed Income Funds

TCW Money Market Fund

TCW Enhanced Commodity

Strategy Fund

2011 Annual Report

TCW Funds, Inc.

Table of Contents	October 31, 2011

The Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc.

To Our Valued Shareholders

We submit the 2011 annual report for the TCW Funds, Inc. The report contains information outlining the performance of our Funds and a listing of the portfolio holdings as of October 31, 2011, as well as the management discussions on each of the Funds for the year ended October 31, 2011.

Investment Environment

The year has generally provided positive market returns for investors across most domestic asset classes, albeit with sometimes high levels of volatility. In the first quarter of 2011, U.S. stocks rallied amid growing optimism that the recovery from the financial crisis had become self-sustaining. The S&P 500 advanced nearly 6% despite concerns about political turmoil in North Africa and the Middle East, and the devastating earthquake and nuclear crisis in Japan. The U.S. major equity indexes were generally flat in the second quarter, and then ended considerably lower in the third quarter with the S&P 500 down nearly 14% due to investor concerns about the European debt crisis, the apparent stalemate of the U.S. government on how to increase the federal debt ceiling, and the resulting S&P downgrade of U.S. Treasuries from their long-term AAA credit rating level. Investors returned strongly in October after this sharp selloff looking for any signs of good news including apparent progress toward resolution of the Greek crisis, and earnings reports that exceeded analysts’ estimates for about 70% of the stocks in the S&P 500. Year-to-date as of the end of October 2011, the Dow Jones Industrial Average was up 5.5%, the S&P 500 was up 1.3%, and the NASDAQ Composite was up 1.9%.

U.S. fixed income returns were moderately positive in the first quarter this year driven by slightly higher Treasury yields and tighter yield spreads across corporates and mortgage-backed securities. Economic conditions softened in the second quarter sending yields on fixed income securities lower across the board. U.S Treasuries climbed 2.8%, topping a 2.3% return in U.S. corporate bonds. Municipal debt posted its highest return in 18 years and led all domestic sectors in the second quarter. The third quarter saw Treasuries continue to rally as developed economies weakened and sovereign credit risk shook global financial markets. Despite suffering the first credit downgrade in history, U.S. Treasuries advanced 6.5% in the quarter with the yield on the 10-year Treasury dropping to the lowest level on record. Fueled by a combination of risk aversion, falling long-term inflation expectations, and the Federal Reserve’s intention of lengthening the average maturity of Treasury bond holdings, the thirty-year Treasury outperformed all other U.S. Treasuries in the third quarter, ratcheting 146 basis points lower in yield to 2.92%. Year-to-date through October 31, the Barclays Long Treasury Index was up 22.7%, the Barclays U.S. Aggregate Index was up 6.7%, and the Barclays U.S. High Yield Index was up 4.52%.

Global equities moved lower this year through October 31 as equity markets in nearly every country around the globe declined in the third quarter. The markets sank on fears of a PIIGS (Portugal, Ireland, Italy, Greece, and Spain) sovereign debt crisis taking down the European banking system and possibly even the Euro itself. Non-U.S. equities, as measured by the MSCI EAFE, experienced their worst quarter since 2008, falling nearly 19% in the third quarter. As in the U.S., October proved to be a positive month for global markets with equities rallying ahead of the European summit on the back of hopes that greater political urgency would translate into a deal capable of containing the region’s debt crisis. Year to date through October 31, the MSCI EAFE was down 6.4%, the MSCI Emerging Markets Equity index was down 11.5%, and the Barclays Emerging Markets Fixed Index was up 6.8%.

To Our Valued Shareholders (Continued)

Product Management and Product Developments

On November 1, 2010, we launched the TCW SMID Cap Growth Fund. The Fund invests in stocks of small and mid-cap growth companies that generally fall within the market capitalization range of the Russell 2500 Growth Index. The Fund is managed by Husam Nazer, who along with Brendt Stallings co-heads TCW’s Small and Mid-Cap Growth Equities team. The Fund adheres to the same fundamental research, sector diversification and cash flow-based approach that has earned recognition for two other Funds supported by the team: the TCW Small Cap Growth Fund and the TCW Growth Equities Fund.

On December 14, 2010, we launched the TCW Emerging Markets Local Currency Income Fund. It invests in emerging markets sovereign and corporate bonds denominated in local currencies. The Fund is managed by Dave Robbins and Penny Foley who also manage the TCW Emerging Markets Income Fund, and applies the same top-down / bottom-up research process to identify investment opportunities. The Fund is expected to own bonds across ten to 25 emerging markets countries and will hedge currencies on an opportunistic basis.

In the first quarter of 2011, we launched the TCW International Small Cap Fund managed by Rohit Sah, a veteran portfolio manager who recently joined TCW from the Oppenheimer Funds where he previously managed the Oppenheimer International Small Company Fund. He has been successful in delivering attractive long-term performance and building a reputation for finding high growth companies in economies around the world. Rohit was nominated for Morningstar’s International Stock Manager of the Year Award in 2010 and has been named to Barron’s annual rankings of “Top 100 Managers” four times. The TCW International Small Cap Fund invests in small cap companies located outside of the United States.

On March 31, 2011, we launched the TCW Enhanced Commodity Strategy Fund marking the introduction of a TCW advised mutual fund that provides investors with access to the commodity markets. The Fund invests in commodity linked derivative investments backed by a portfolio of fixed income instruments, which provides tracking with the returns of the Dow Jones UBS Commodity Index.

We announced a soft close of the TCW Small Cap Growth Fund effective April 30, 2011. The closure is consistent with TCW’s commitment to existing shareholders and is intended to limit the size of the Fund to ensure that it can continue to be managed effectively so as to protect our ability to provide attractive returns for our clients. Note that existing individual shareholders and 401(k) participants can continue to purchase new shares of the Fund.

Effective June 30, 2011, Diane Jaffee and her Relative Value team assumed management for the TCW Value Opportunities Fund to coincide with former portfolio manager Susan Suvall’s retirement date. Diane and her team also continue to manage the TCW Relative Value Large Cap and TCW Dividend Focused Funds, both of which have strong, long-term performance track records. We are confident that Diane’s time-tested style of value investing will serve our TCW Value Opportunities Fund shareholders well as she has extensive experience investing in midcap stocks as a subset of her Relative Value Large Cap strategy, and this experience has contributed significantly to performance over time.

To Our Valued Shareholders (Continued)

Lastly, we held shareholder meetings on September 15, 2011 for the proposed reorganizations of the TCW Large Cap Growth Fund into the TCW Select Equities Fund, and the TCW Relative Value Small Cap Fund into the TCW Value Opportunities Fund. The proposals sought to provide shareholders with the benefit from participation in funds that have large asset bases and have the potential for lower total annual portfolio operating expenses through economies of scale. Shareholders voted in favor of both proposals, and the reorganizations became effective on October 14, 2011.

Conclusion

During these challenging times in the capital markets, the TCW Funds continue to stay focused on maintaining their consistent investment approach with a long-term view. The TCW Funds provide our shareholders with sound investment strategies at competitive expense ratios. On behalf of the Board of Directors and everyone at TCW, I would like to thank you for your continued support. As always we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Funds, I invite you to visit our website at www.tcw.com, or call our shareholder services department at (800) FUND TCW (800-386-3829).

Sincerely,

Charles W. Baldiswieler

President, Chief Executive Officer and Director

TCW Core Fixed Income Fund

Management Discussions

For the year ended October 31, 2011, the TCW Core Fixed Income Fund (the “Fund”) posted a gain of 5.06% and 4.76% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Barclays Capital U.S. Aggregate Bond Index, returned 5.00% over the same period.

A strong first half of the reporting year balanced weakness in the non-government asset classes in the past six months. Overall exposure to corporates was in-line with the benchmark, at approximately 25% of Fund market value, though the overweight to financials became a drag as banks and brokers continued a halting recovery from the 2008 global financial crisis. Security selection within agency mortgages was additive due to a focus on less prepayment prone issues, while the increase in non-agency mortgage-backed securities (“MBS”) (comprised of prime, subprime, and Alt-A collateral) proved to be additive through the first quarter of 2011 but experienced volatility and pricing pressure over the past six months. Fund exposure to commercial MBS also contributed to returns over the past year as the sector outperformed relative to similar duration Treasuries during the period. Given expectations that the economic backdrop would be difficult and that external catalysts — European crisis, U.S. debt ceiling debate — would likely arise periodically to trigger volatility, the recent subdued performance pattern has not been especially surprising. Meanwhile, the conditions have afforded an opportunity to continue enhancing the Fund’s return-risk profile.

We anticipate higher U.S. Treasury rates and have thus positioned the portfolio to have a duration shorter than that of the index. With lofty prices and stingy yields in the U.S. government markets, the Fund continues to underweight exposure in favor of better risk-adjusted opportunities elsewhere in the fixed income market. The most pronounced overweight is in mortgage-backed securities via a combination of agency and non-agency issues. As the Fed has renewed its commitment as the marginal buyer of MBS, pricing support should remain favorable and subject to further improvement as clarity develops around a refinancing program. Non-agency issues continue to trade at deep discounts (furthered by easing prices over the past six months), representing an attractive risk-adjusted opportunity, captured in a Fund overweight. Corporate positioning is similar to the index, though the allocation to financials represents a significant overweight within the sector, as yields are suitably compensatory of the risks. And lastly, top-of-the-capital structure CMBS remain an overweight predicated on solid credit enhancement, with recent purchases in 2011-vintage issues.

TCW Core Fixed Income Fund

TCW Core Fixed Income Fund - I Class

TCW Core Fixed Income Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2011, the TCW Emerging Markets Income Fund (the “Fund”) returned 3.35% and 3.13% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, JP Morgan EMBI Global Diversified Index, returned 3.30% over the same period.

Emerging markets (“EM”) corporate bonds, a core part of the Fund’s investment strategy, under-performed sovereign bonds during the vicious “risk-off” period of August-September due to uncertainties around the U.S. debt ceiling negotiations and the European debt crisis. In addition, EM local currencies (as represented by the GBI-EM index) suffered from the strong US dollar rally during August-September, declining by 11.24% in aggregate against the USD in those two months alone. In October, global risk markets outperformed as European leaders announced details of a comprehensive plan to help relieve debt pressures and protect European banks. The Fund’s net return in October was 7.22%, compared to the 4.40% returned by the Index.

The weak political response to the European sovereign crisis over the summer has seen market concerns spread from the European periphery to the core with a spillover to the real economy in Western Europe. As a consequence, we now expect a mild recession in Europe over the next six months. In the U.S., we continue to expect that recession will be avoided although the risk of a period of negative growth has increased significantly over the last three months and further shocks could push the U.S. into a mild recession as well.

We believe that most emerging markets are better positioned today to weather a global crisis than they were at the start of the 2008 downturn. First, the gap between EM and developed markets (“DM”) sovereign debt metrics has widened since 2008 (in favor of EM credit). Over the past four years, the debt and fiscal burdens of advanced economies increased by 30.8 percentage points (pps) and 5.5 pps, respectively. EM debt ratios are about a third of DM levels and the average EM fiscal deficit is only 2%. Second, EM corporate refinancing and default risks were much higher in 2008. Over the past two years, EM companies have raised $350 billion in the international capital markets, most of which has been used to refinance short-term borrowing from domestic banks. The EM corporate high yield default rate is currently running at only 0.3% and will likely end the 2011 calendar year at or around 0.6%. This compares to a peak default rate in the 2008/09 period of 10.7%. Third, three years ago leveraged investors, such as banks and hedge funds, represented nearly 50% of the emerging markets debt market and employed more leverage than they do today. The ownership of EM assets now is in the hands of fund managers who remain vulnerable to outflows, but are less likely to be indiscriminate forced sellers. Moreover, the EM debt universe is much larger than in 2008 and domestic investors are an increasingly important share of the market. Finally, in October 2008 EM valuations looked rich compared to global credit. Currently, the yields for the GBI-EM Global Diversified (6.47%) and the EMBI GD (8.73%) are well above the J.P. Morgan JULI investment grade index (4.24%). U.S. high yield debt remains cheap with an 8.35% yield, but still lags the yield on EM BB (8.51%) and B (9.84%) corporates.

In 2006 and 2007, credit conditions had gotten a bit overdone with leverage and loan-to-deposit ratios rising. Today, we are coming into a period of advanced country weakness with EM credit cycles that are much more incipient than overblown. There has been a steady recovery in credit demand in the aggregate over the last several years, but we are not at the point where we would worry about excessively strong credit growth for EM as a whole. The same is true for money supply growth. The domestic financing positions of local banks are also better than they were three years ago and corporate gearing is significantly lower. And many EM central banks have pursued a tightening policy over the last 12 months in the face of an

TCW Emerging Markets Income Fund

inflationary threat, which looks to have abated recently. Therefore, policymakers have the option to ease monetary conditions if need be to counter significantly slower growth in the developed world.

As always, there are risks to our base case scenario. Principal among them currently are: a) Dysfunctional public policy leading to an increase in sovereign and/or banking system stress in Europe or a severe fiscal contraction in the U.S.; b) A prolonged slowdown in DM growth; c) A hard landing in China; d) Concerns over U.S. fiscal sustainability; e) Social unrest on the back of fiscal tightening policies in the developed world or political strife in the Middle East or elsewhere.

TCW Emerging Markets Income Fund - I Class

TCW Emerging Markets Income Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on redemption of fund shares.

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the period December 15, 2010 (commencement of operations) through October 31, 2011, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned 4.25% on both I Class and N Class shares. The Fund’s benchmark, JP Morgan GBI-EM Global Diversified Index, returned 4.48% over the same period.

Negative excess returns were attributable to the Fund’s off-index exposure to corporate bonds in China, Russia, Brazil and Mexico, particularly during the vicious “risk-off” period of August-September amid uncertainties around the U.S. debt ceiling negotiations and the European debt crisis. The best performing positions in the Fund in the period were long-dated bonds issued by the governments of Indonesia and Peru. The 14 emerging markets (“EM”) currencies included in the Index suffered from the strong US dollar rally during August-September, declining by 11.24% in aggregate against the USD in those two months. In contrast, EM government bond yields in most Index countries declined during those two months as the global flight to quality was mirrored across most local markets — with domestic investors seeking safety in local government bonds.

The weak political response to the European sovereign crisis over the summer has seen market concerns spread from the European periphery to the core with a spillover to the real economy in Western Europe. As a consequence, we now expect a mild recession in Europe over the next six months. In the U.S., we continue to expect that recession will be avoided although the risk of a period of negative growth has increased significantly over the last three months and further shocks could push the U.S. into a mild recession as well.

We believe that most emerging markets are better positioned today to weather a global crisis than they were at the start of the 2008 downturn. First, the gap between EM and developed markets (“DM”) sovereign debt metrics has widened since 2008 (in favor of EM credit). Over the past four years, the debt and fiscal burdens of advanced economies increased by 30.8 percentage points (pps) and 5.5 pps, respectively. EM debt ratios are about a third of DM levels and the average EM fiscal deficit is only 2%. Second, EM corporate refinancing and default risks were much higher in 2008. Over the past two years, EM companies have raised $350 billion in the international capital markets, most of which has been used to refinance short-term borrowing from domestic banks. The EM corporate high yield default rate is currently running at only 0.3% and will likely end the 2011 calendar year at or around 0.6%. This compares to a peak default rate in the 2008/09 period of 10.7%. Third, three years ago leveraged investors, such as banks and hedge funds, represented nearly 50% of the emerging markets debt market and employed more leverage than they do today. The ownership of EM assets now is in the hands of fund managers who remain vulnerable to outflows, but are less likely to be indiscriminate forced sellers. Moreover, the EM debt universe is much larger than in 2008 and domestic investors are an increasingly important share of the market. Finally, in October 2008 EM valuations looked rich compared to global credit. Currently, the yield on the GBI-EM Global Diversified (6.47%) is well above the J.P. Morgan JULI investment grade index (4.24%).

In 2006 and 2007, credit conditions had gotten a bit overdone with leverage and loan-to-deposit ratios rising. Today, we are coming into a period of advanced country weakness with EM credit cycles that are much more incipient than overblown. There has been a steady recovery in credit demand in the aggregate over the last several years, but we are not at the point where we would worry about excessively strong credit growth for EM as a whole. The same is true for money supply growth. The domestic financing positions of local banks are also better than they were three years ago and corporate gearing is significantly lower. And many EM central banks have pursued a tightening policy over the last 12 months in the face of an

TCW Emerging Markets Local Currency Income Fund

inflationary threat, which looks to have abated recently. Therefore, policymakers have the option to ease monetary conditions if need be to counter significantly slower growth in the developed world.

As always, there are risks to our base case scenario. Principal among them currently are: a) Dysfunctional public policy leading to an increase in sovereign and/or banking system stress in Europe or a severe fiscal contraction in the U.S.; b) A prolonged slowdown in DM growth; c) A hard landing in China; d) Concerns over U.S. fiscal sustainability; e) Social unrest on the back of fiscal tightening policies in the developed world or political strife in the Middle East or elsewhere.

TCW Emerging Markets Local Currency Income Fund - I Class

TCW Emerging Markets Local Currency Income Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

For the year ended October 31, 2011, the TCW High Yield Bond Fund (the “Fund”) posted a gain of 0.24% and 0.04% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Citigroup High Yield Cash Pay Index, returned 5.94% during the same period.

Performance within the high yield market faltered halfway through the subject period, following strong returns the previous year. Conditions within the corporate credit markets deteriorated mid-May as volatility increased in response to re-emerging fears of sovereign default in Greece and lower to mixed domestic economic data (especially housing and unemployment), which provided the necessary catalysts for rising risk premiums, large retail mutual fund outflows and balance sheet risk reductions for brokers. Slow growth and systemic concerns persisted, driving the broad “risk-off” aspect to the markets through the end of the reporting period, as concerns surrounding corporate fundamentals were amplified by weakened technicals.

The Fund’s defensive duration position relative to the index, detracted from performance as US Treasuries rallied during the period.

The economic view maintains an outlook for slow growth amid continued deleveraging in the private sector, and limited appetite for increases in government-sponsored deficit spending. The Fund continues to be cautiously positioned among lower quality cohorts of the high yield market, favoring higher quality (and secured) credits. On another dimension, ongoing monetary accommodation and swollen balance sheet reserves continue to suggest that increased velocity in the money supply could quickly accelerate inflationary pressure; therefore the duration profile of the Fund carries less interest rate risk than the Index. Those strategies converge with a modest allocation to bank loans, which generally carry floating rates (to mitigate inflation risk) and better collateral protection (to enhance credit).

TCW High Yield Bond Fund

TCW High Yield Bond Fund - I Class

TCW High Yield Bond Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Short Term Bond Fund

Management Discussions

For the year ended October 31, 2011, the TCW Short Term Bond Fund (the “Fund”) posted a gain of 0.84%. The Fund’s benchmark, Citigroup 1-year Treasury Index, returned 0.52% over the same period.

Portfolio composition changed significantly over the past year, as the mortgage emphasis was reduced in favor of a broader composition of asset classes. Agency mortgage-backed securities (“MBS”) holdings in the portfolio fell by roughly half, from 65% to approximately 30% as the Fund transitioned to a greater corporate credit emphasis. Domestic credit increased from 3% to more than 19% as periodic market volatility provided buying opportunities. Non-agency mortgage exposure grew from 3% to approximately 10%, and commercial MBS exposure increased to nearly 15% from 9% the year prior.

A strong first half of the reporting year balanced weakness in the spread sectors in the past six months. Within corporates, the overweight to financials became a drag in the second half as banks and brokers continued a halting recovery from the 2008 global financial crisis. Security selection within agency mortgages was additive due to a focus on less prepayment prone issues, while the increase in non-agency MBS (comprised of prime, subprime, and Alt-A collateral) proved to be additive through the first quarter of 2011 but experienced volatility and pricing pressure over the past six months. Fund exposure to CMBS also contributed to returns over the past year as the sector outperformed relative to similar duration Treasuries during the period. Given expectations that the economic backdrop would be difficult and that external catalysts — European crisis, U.S. debt ceiling debate — would likely arise periodically to trigger volatility, the recent subdued performance pattern has not been especially surprising. Meanwhile, the conditions have afforded an opportunity to continue enhancing the Fund’s return-risk profile.

Positioning of the Fund certainly anticipates higher U.S. Treasury rates — with lofty prices and stingy yields in the U.S. government markets, the Fund continues to underweight exposure in favor of better risk-adjusted opportunities elsewhere in the fixed income market. The most pronounced overweight is in mortgage-backed securities via a combination of agency and non-agency issues. As the Fed has renewed its commitment as the marginal buyer of MBS, pricing support should remain favorable and subject to further improvement as clarity develops around a refinancing program. Non-agency issues continue to trade at deep discounts (furthered by easing prices over the past six months), representing an attractive risk-adjusted opportunity, captured in a Fund overweight. Within corporates financials continue to represent a significant overweight as yields are suitably compensatory of the risks. And lastly, top-of-the-capital structure, seasoned CMBS remain an overweight predicated on solid credit enhancement and short average maturities.

TCW Short Term Bond Fund

TCW Short Term Bond Fund - I Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Total Return Bond Fund

Management Discussions

For the year ended October 31, 2011, the TCW Total Return Bond Fund (the “Fund”) posted a gain of 3.44% and 3.12% on its Class I and Class N shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Barclays Capital U.S. Aggregate Bond Index, returned 5.00% over the same period.

A strong first half of the reporting year balanced weakness in the spread sectors in the past six months. Security selection within agency mortgages was additive due to a focus on less prepayment prone issues, while the continued weighting in non-agency mortgages (comprised of prime, subprime, and Alt-A collateral) proved to be additive through the first quarter of 2011 but experienced volatility and pricing pressure over the past six months. The allocation to commercial mortgage-backed securities (“CMBS”) increased, nearly doubling from about 4% to almost 7% of portfolio holdings which also contributed to returns as the sector outperformed relative to similar duration Treasuries during the period. Given expectations that the economic backdrop would be difficult and that external catalysts — European crisis, U.S. debt ceiling debate — would likely arise periodically to trigger volatility, the recent performance pattern has not been especially surprising. Meanwhile, the conditions have afforded an opportunity to continue enhancing the Fund’s return-risk profile.

We anticipate higher U.S. Treasury rates and have thus positioned the portfolio to have a duration shorter than that of the index. With lofty prices and stingy yields in the U.S. government markets, the Fund continues to underweight exposure in favor of better risk-adjusted opportunities elsewhere in the fixed income market. The Fund’s mortgage orientation is comprised of a combination of agency and non-agency issues. Agency MBS are attractive relative to U.S. Treasuries as spreads have widened with the “risk-off” mentality of the market and option-adjusted spreads remain wide. Technically, originations have stayed muted, despite historically low rates as originators likely have capacity constraints and credit standards remain tight. The housing market is still soft which is supportive of a low net supply of agency MBS. As the Fed has renewed its commitment as the marginal buyer of MBS, pricing support should remain favorable and subject to further improvement as clarity develops around a refinancing program. Among these holdings, agency focus is toward call-protected specified pools with low loan balances and seasoned collateral. Non-agency issues continue to trade at deep discounts (furthered by easing prices over the past six months), representing an attractive risk-adjusted opportunity and reflected in a Fund overweight. And lastly, top-of-the-capital structure CMBS remain an overweight predicated on solid credit enhancement, with recent purchases in 2011-vintage issues.

TCW Total Return Bond Fund

TCW Total Return Bond Fund - I Class

TCW Total Return Bond Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Enhanced Commodity Strategy Fund

Management Discussions

For the period April 1, 2011 (commencement of operations) through October 31, 2011, the TCW Enhanced Commodity Strategy Fund (the “Fund”) declined 11.80% on its I Class and N Class shares. The Fund’s benchmark, Dow Jones UBS Commodity Total Return Index, fell 11.82% during the same period.

The Fund launched on April 1, 2011 with initial assets of over $5 million, with the first round of capital subscriptions provided by key managers of the Fund as well as by the investment adviser. The Fund invests in a total return swap (or commodity-linked derivative) which provides exposure to the Dow Jones UBS Commodity Index without investing directly in the underlying commodities. The Fund is backed by investments in a variety of shorter duration fixed income assets, including mortgages, corporate credit and bank loans, money-market securities, swaps and derivatives.

Despite negative absolute returns, the Fund outperformed relative to the index, driven by positive contribution from the collateral portfolio, which consists of high quality short-term securities in the mortgage, corporate and government sectors. However, overall returns lagged as a broad-based decline in commodity prices was impacted by general weakness in the global economy. Supply chain disruptions from the Japanese earthquake, combined with a lackluster U.S. economy, drove commodity prices downward, followed by re-emerging concerns related to sovereign debt in Greece and other periphery European countries.

Ongoing investment of the collateral pool remains diversified predominantly across the short-term fixed income market, with duration limited to approximately one year. Expectations are that the portfolio should continue to capture yield premiums in excess of the financing of the commodities overlay.

TCW Enhanced Commodity Strategy Fund

TCW Enhanced Commodity Strategy Fund - I Class

TCW Enhanced Commodity Strategy Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Money Market Fund

Schedule of Investments

Principal Amount	Short-Term Investments	Value (1)

	Certificates of Deposit (3.5% of Net Assets)
$500,000	Barclays Bank PLC (United Kingdom), 0.651%, due 02/17/12 (2)	$500,244
800,000	Barclays Bank PLC (United Kingdom), 1.449%, due 12/16/11 (2)	800,650
1,010,000	Standard Chartered Bank, 0.69%, due 11/16/11 (2)	1,009,958
500,000	Svenska Handelsbanken AB (Sweden), 0.678%, due 01/30/12 (2)	500,059
1,000,000	Westpac Banking Corp of NY, 0.343%, due 07/17/12 (2)	1,000,004

	Total Certificates of Deposit (Cost: $3,810,915)	3,810,915

	Commercial Paper (7.5%)
1,000,000	Caisse d’Amortissement de la Dette Sociale, (144A), 0.3%, due 11/28/11 (3)	999,775
1,000,000	Govco LLC, (144A), 0.28%, due 11/29/11 (3)	999,782
1,000,000	National Australia Funding Delaware, Inc., (144A), 0.3%, due 01/03/12 (3)	999,475
1,000,000	Prudential Funding LLC, 0.33%, due 11/28/11	999,753
1,000,000	Rabobank USA Finance Corp., 0.33%, due 12/05/11	999,688
1,000,000	Toyota Motor Credit Corp., 0.34%, due 12/23/11	999,509
1,000,000	UBS Finance Delaware LLC, 0.45%, due 01/10/12	999,125
1,000,000	Union Bank N.A., 0.27%, due 12/06/11	999,738

	Total Commercial Paper (Cost: $7,996,845)	7,996,845

	Corporate Bonds (33.8%)
525,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 0.784%, due 01/20/12 (2)(3)	524,517
400,000	American Express Bank FSB, 0.393%, due 06/12/12 (2)	399,132
600,000	American Express Credit Corp., 0.364%, due 02/24/12 (2)	599,618
1,000,000	Australia & New Zealand Banking Group, Ltd., (144A), 0.583%, due 07/07/12 (2)(3)	1,000,791
950,000	Bank of America Corp., 0.999%, due 12/02/11 (2)	950,718
1,000,000	Bank of New York Mellon Corp. (The), 5.125%, due 11/01/11	1,000,000
1,000,000	BB&T Corp., 3.85%, due 07/27/12	1,023,336
1,400,000	Berkshire Hathaway, Inc., 0.454%, due 02/10/12 (2)	1,400,673
1,000,000	Boeing Capital Corp., 6.5%, due 02/15/12	1,017,649
653,000	Brown-Forman Corp., 5.2%, due 04/01/12	665,356
1,000,000	Caterpillar, Inc., 0.397%, due 11/21/12 (2)	1,000,575
1,000,000	Cellco Partnership / Verizon Wireless Capital LLC, 5.25%, due 02/01/12	1,011,645
750,000	Citigroup, Inc., 5.25%, due 02/27/12	760,742
1,000,000	Commonwealth Bank of Australia (Australia), (144A), 0.342%, due 02/03/12 (2)(3)	1,000,027
1,300,000	Credit Suisse (USA), Inc., 6.125%, due 11/15/11	1,302,769
1,000,000	Eli Lilly & Co., 6%, due 03/15/12	1,020,601
575,000	General Electric Capital Corp., 0.592%, due 07/27/12 (2)	574,654
425,000	General Electric Capital Corp., 5.875%, due 02/15/12	431,286
1,400,000	Goldman Sachs Group, Inc. (The), 0.449%, due 02/06/12 (2)	1,399,665
1,000,000	Hewlett-Packard Co., 0.463%, due 09/13/12 (2)	996,776
1,000,000	International Bank for Reconstruction & Development (The), 0.22%, due 07/25/12 (2)	1,000,000

See accompanying notes to financial statements.

TCW Money Market Fund

October 31, 2011

Principal Amount	Short-Term Investments	Value (1)

	Corporate Bonds (Continued)
$993,000	John Deere Capital Corp., 5.35%, due 01/17/12	$1,003,135
407,000	Johnson & Johnson, 5.15%, due 08/15/12	421,666
1,300,000	JPMorgan Chase & Co., 4.5%, due 01/15/12	1,310,517
1,000,000	Macquarie Bank, Ltd. (Australia), (144A), 2.6%, due 01/20/12 (3)	1,004,744
1,500,000	Merrill Lynch & Co., Inc., 0.453%, due 11/01/11 (2)	1,500,000
1,000,000	MetLife Institutional Funding II, (144A), 0.794%, due 07/12/12 (2)(3)	1,001,988
1,000,000	Morgan Stanley, 0.45%, due 04/19/12 (2)	997,562
800,000	National Rural Utilities Cooperative Finance Corp., 7.25%, due 03/01/12	817,557
935,000	Nationwide Life Global Funding I, (144A), 0.419%, due 02/27/12 (2)(3)	934,842
1,000,000	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	1,036,782
1,204,000	PACCAR, Inc., 6.375%, due 02/15/12	1,224,042
1,000,000	Pfizer, Inc., 4.45%, due 03/15/12	1,014,704
1,550,000	PNC Funding Corp., 0.568%, due 01/31/12 (2)	1,550,157
1,200,000	Siemens Financieringsmaatschappij NV (Germany), (144A), 5.5%, due 02/16/12 (3)	1,217,316
450,000	Svenska Handelsbanken AB (Sweden), (144A), 2.875%, due 09/14/12 (3)	457,618
1,000,000	Target Corp., 5.875%, due 03/01/12	1,017,752
545,000	Wells Fargo & Co., 5.25%, due 10/23/12	568,186

	Total Corporate Bonds (Cost: $36,159,098)	36,159,098

	Government Agency Bonds (9.8%)
1,000,000	Federal Home Loan Bank, 0.21%, due 08/24/12 (2)	1,000,000
1,000,000	Federal Home Loan Bank, 0.35%, due 07/24/12 (2)	1,000,000
1,000,000	Federal Home Loan Bank, 0.4%, due 08/17/12 (2)	1,000,000
6,000,000	Federal Home Loan Mortgage Corp., 0.22%, due 11/07/11 (2)	5,999,980
500,000	General Electric Capital Corp., 0.536%, due 03/12/12 (2)(4)	500,561
950,000	Goldman Sachs Group, Inc. (The), 1.04%, due 12/05/11 (2)(4)	950,807

	Total Government Agency Bonds (Cost: $10,451,348)	10,451,348

	Municipal Bonds (4.0%)
240,000	Colorado State Health Facilities Authority, Revenue Bond, 5.5%, due 03/01/22 (Pre-refunded maturity date 03/01/12) (5)	244,229
500,000	Dallas, Texas, Area Rapid Transit Sales Tax Revenue Bond, 5.375%, due 12/01/13	502,154
1,000,000	King County, WA, School District No 1 Seattle, 5.25%, due 12/01/26 (Pre-refunded maturity date 12/01/11) (5)	1,004,226
500,000	New Jersey Economic Development Authority, Revenue Bond, 7.25%, due 11/15/21 (Pre-refunded maturity date 11/15/11) (5)	516,114
965,000	New York State Thruway Authority, Personal Income Tax Revenue, 5.5%, due 03/15/14	984,102
1,000,000	State of Illinois, General Obligation, 3.75%, due 06/01/12	1,013,382

	Total Municipal Bonds (Cost: $4,264,207)	4,264,207

See accompanying notes to financial statements.

TCW Money Market Fund

Schedule of Investments (Continued)

Number of Shares	Short-Term Investments	Value (1)

	Money Market Investments (1.9%)
1,000,000	Dreyfus Institutional Cash Advantage Fund, 0.07%	$1,000,000
1,000,000	Fidelity Institutional Money Market Portfolio — Class I, 0.1%	1,000,000

	Total Money Market Investments (Cost: $2,000,000)	2,000,000

Principal Amount
	Repurchase Agreements (40.2%)
$21,526,175	Deutsche Bank LLC, 0.10%, due 11/01/11 (collateralized by $16,585,000 Freddie Mac, 0.625%, due 05/23/13, valued at $16,632,152; $5,175,000 Freddie Mac, 1.75%, due 09/10/15, valued at $5,325,433) (Total Amount to be Received Upon Repurchase $21,526,235)	21,526,175
21,500,000

Goldman Sachs Group, Inc., 0.09%, due 11/01/11 (collateralized by $15,000 Federal Farm Credit Bank, 1.05%, due 6/13/14, valued at $15,098; $1,500,000 Federal Farm Credit Bank, 4.60%, due 01/20/26 valued at $1,526,948; $1,350,000 Federal Farm Credit Bank, 0.00%, due 12/13/12 valued at $1,351,026; $1,225,000 Federal Farm Credit Bank, 0.00%, due 11/13/12 valued at $1,225,747; $1,300,000 Federal Farm Credit Bank, 0.00%, due 09/07/12 valued at $1,301,065; $3,100,000 Federal Farm Credit Bank, 0.00%, due 08/20/12 valued at $3,097,923; $835,000 Federal Farm Credit Bank, 0.00%, due 07/22/13 valued at $835,919; $1,100,000 Federal Farm Credit Bank, 0.00%, due 05/23/12 valued at $1,099,670; $700,000 Federal Farm Credit Bank, 0.00%, due 12/08/11 valued at $700,110; $1,500,000 Federal Farm Credit Bank, 0.00%, due 10/01/12 valued at $1,502,538; $25,000 Federal Farm Credit Bank, 3.875%, due 05/07/19 valued at $25,752; $6,759,000 Fannie Mae, 6.25%, due 05/15/29 valued at $9,249,012 ) (Total Amount to be Received Upon Repurchase $21,500,054)

		21,500,000

	Total Repurchase Agreements (Cost: $43,026,175)	43,026,175

	Total Investments (Cost: $107,708,588) (100.7%)	107,708,588
	Liabilities in Excess of Other Assets (–0.7%)	(701,259)

	Net Assets (100.0%)	$107,007,329

Notes to the Schedule of Investments:

(1)	Amortized Cost (See Note 2 under “Security Valuation”).
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2011.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $10,140,875 or 9.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(4)	Security backed by the U.S. Government, issued under the FDIC Temporary Liquidity Guarantee Program (TLGP).
(5)	The maturity dates shown are the stated maturity date and the scheduled maturity date, respectively. The scheduled maturity date is earlier than the stated maturity date due to the pre-determined call-date.

See accompanying notes to financial statements.

TCW Money Market Fund

October 31, 2011

Industry	Percentage of Net Assets
Auto Manufacturers	1.2%
Banks	19.4
Beverages	0.6
Computers	0.9
Diversified Financial Services	10.5
Foreign Government Bonds	0.9
Insurance	4.1
Investment Companies	1.9
Machinery — Construction & Mining	0.9
Miscellaneous Manufacturers	1.1
Multi-National	0.9
Municipal Bonds	4.0
Pharmaceuticals	2.3
Retail	1.0
Repurchase Agreements (1)	40.2
Telecommunications	1.9
U.S. Government Agency & Obligations	8.9

Total	100.7%

(1)	Collateralized by U.S. Government Agency securities.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value

	Corporate Bonds (18.0% of Net Assets)

	Agriculture (0.1%)
$425,000	Altria Group, Inc., 8.5%, due 11/10/13	$486,684

	Airlines (1.2%)
1,250,000	American Airlines Pass-Through Trust, (11-2-A), 8.625%, due 10/15/21 (EETC)	1,246,875
430,018	Continental Airlines Pass-Through Trust, (00-1-A1), 8.048%, due 11/01/20 (EETC)	452,595
1,258,647	Continental Airlines Pass-Through Trust, (09-2-A1), 9%, due 07/08/16 (EETC)	1,384,512
77,440	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22 (EETC)	81,505
985,678	Delta Air Lines, Inc. Pass-Through Certificates, (10-2A), 4.95%, due 05/23/19 (EETC)	993,071
624,261	Northwest Airlines Pass-Through Trust, (01-1-A1), 7.041%, due 04/01/22 (EETC)	658,595
725,792	US Airways Pass-Through Trust, (10-1A), 6.25%, due 04/22/23 (EETC)	660,471

	Total Airlines	5,477,624

	Auto Manufacturers (0.4%)
1,350,000	Daimler Finance North America LLC, (144A), 1.875%, due 09/15/14 (1)	1,334,894
350,000	Daimler Finance North America LLC, 6.5%, due 11/15/13	385,105

	Total Auto Manufacturers	1,719,999

	Banks (5.8%)
1,200,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14 (1)	1,175,161
1,000,000	Bank of America Corp., 1.941%, due 07/11/14 (2)	942,357
1,100,000	Bank of America Corp., 5.65%, due 05/01/18	1,101,474
775,000	Bank of America Corp., 5.875%, due 01/05/21	756,919
800,000	Bank of America N.A., 6.1%, due 06/15/17	792,090
700,000	BankAmerica Capital III, 0.973%, due 01/15/27 (2)	427,000
250,000	Barclays Bank PLC (United Kingdom), 5%, due 09/22/16	265,810
900,000	Barnett Capital III, 0.878%, due 02/01/27 (2)	542,825
750,000	Citigroup, Inc., 3.953%, due 06/15/16	765,729
425,000	Citigroup, Inc., 6%, due 08/15/17	462,522
275,000	Citigroup, Inc., 6.125%, due 05/15/18	304,720
1,550,000	Citigroup, Inc., 8.125%, due 07/15/39	2,130,303
725,000	Citigroup, Inc., 8.5%, due 05/22/19	897,128
475,000	Credit Suisse New York, 5.5%, due 05/01/14	506,555
500,000	Discover Bank/Greenwood DE, 7%, due 04/15/20	520,160
475,000	First Chicago NBD Institutional Capital I, 0.803%, due 02/01/27 (2)	342,654
800,000	Fleet Capital Trust V, 1.35%, due 12/18/28 (2)	491,818
500,000	Goldman Sachs Group, Inc. (The), 1.269%, due 02/07/14 (2)	478,192
50,000	Goldman Sachs Group, Inc. (The), 6%, due 06/15/20	52,482
1,550,000	Goldman Sachs Group, Inc. (The), 6.15%, due 04/01/18	1,654,978

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Banks (Continued)
$250,000	Goldman Sachs Group, Inc. (The), 7.5%, due 02/15/19	$281,920
1,500,000	JPMorgan Chase & Co., 3.15%, due 07/05/16	1,502,098
500,000	JPMorgan Chase Bank N.A., 5.875%, due 06/13/16	542,162
1,575,000	JPMorgan Chase Bank N.A., 6%, due 10/01/17	1,696,355
125,000	Korea Development Bank (South Korea), 5.3%, due 01/17/13	129,332
250,000	Korea Development Bank (South Korea), 5.75%, due 09/10/13	265,595
150,000	Korea Development Bank (South Korea), 8%, due 01/23/14	166,888
850,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (1)	870,220
500,000	Lloyds TSB Bank PLC (United Kingdom), 6.375%, due 01/21/21	535,929
400,000	Morgan Stanley, 0.883%, due 10/15/15 (2)	351,396
575,000	Morgan Stanley, 5.45%, due 01/09/17	578,897
600,000	Morgan Stanley, 5.5%, due 07/24/20	592,105
750,000	Morgan Stanley, 5.625%, due 09/23/19	738,975
975,000	Morgan Stanley, 6.625%, due 04/01/18	1,016,170
375,000	Morgan Stanley, 7.3%, due 05/13/19	402,415
450,000	Royal Bank of Scotland PLC (The) (United Kingdom), 3.95%, due 09/21/15	443,663
325,000	Royal Bank of Scotland PLC (The) (United Kingdom), 4.875%, due 03/16/15	330,278
1,000,000	Union Bank N.A., 3%, due 06/06/16	1,011,697
375,000	US Bank N.A., 6.3%, due 02/04/14	413,570
250,000	Wachovia Corp., 5.5%, due 05/01/13	265,829
550,000	Westpac Banking Corp. (Australia), 2.1%, due 08/02/13	558,606

	Total Banks	27,304,977

	Beverages (0.1%)
210,000	Coca-Cola Enterprises, Inc., 7.375%, due 03/03/14	240,307

	Chemicals (0.1%)
350,000	Rohm and Haas Co., 6%, due 09/15/17	397,149

	Diversified Financial Services (2.1%)
553,715	Alta Wind Holdings LLC, (144A), 7%, due 06/30/35 (1)	600,269
350,000	American Express Co., 7.25%, due 05/20/14	396,154
2,225,000	General Electric Capital Corp., 0.766%, due 08/15/36 (2)	1,648,923
1,250,000	General Electric Capital Corp., 4.375%, due 09/16/20	1,282,590
1,000,000	General Electric Capital Corp., 4.65%, due 10/17/21	1,030,152
250,000	General Electric Capital Corp., 4.8%, due 05/01/13	263,197
250,000	General Electric Capital Corp., 5.5%, due 01/08/20	279,168
500,000	General Electric Capital Corp., 6.75%, due 03/15/32	584,712
375,000	General Electric Capital Corp., 6.875%, due 01/10/39	453,268
1,250,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14 (1)	1,290,625
1,000,000	International Lease Finance Corp., (144A), 6.75%, due 09/01/16 (1)	1,028,750
125,000	John Deere Capital Corp., 4.9%, due 09/09/13	134,357
475,000	JPMorgan Chase & Co. (originally issued by Bear Stearns & Co.), 7.25%, due 02/01/18	559,374
175,000	JPMorgan Chase Capital XXVII, 7%, due 11/01/39	175,875
125,000	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	179,016

	Total Diversified Financial Services	9,906,430

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Electric (0.6%)
$875,000	Exelon Generation Co. LLC, 5.75%, due 10/01/41	$986,781
400,000	NiSource Finance Corp., 6.8%, due 01/15/19	478,572
1,000	PNM Resources, Inc., 9.25%, due 05/15/15	1,130
1,145,000	Public Service Co. of New Mexico, 7.95%, due 05/15/18	1,368,226
250,000	Southern Power Co., 4.875%, due 07/15/15	276,569

	Total Electric	3,111,278

	Environmental Control (0.0%)
50,000	Waste Management, Inc., 7%, due 07/15/28	62,326

	Food (0.5%)
176,000	General Mills, Inc., 6%, due 02/15/12	178,681
275,000	Kraft Foods, Inc., 5.375%, due 02/10/20	318,691
900,000	Kraft Foods, Inc., 6.5%, due 02/09/40	1,150,043
125,000	Kroger Co., 5.5%, due 02/01/13	131,531
75,000	Kroger Co., 6.2%, due 06/15/12	77,389
50,000	Kroger Co., 7.5%, due 01/15/14	56,452
250,000	Safeway, Inc., 5.8%, due 08/15/12	259,671

	Total Food	2,172,458

	Gas (0.2%)
500,000	Florida Gas Transmission Co. LLC, (144A), 4%, due 07/15/15 (1)	527,042
350,000	Florida Gas Transmission Co. LLC, (144A), 7.9%, due 05/15/19 (1)	440,758

	Total Gas	967,800

	Healthcare — Products (0.3%)
1,200,000	Boston Scientific Corp., 6%, due 01/15/20	1,333,632
250,000	Covidien International Finance S.A. (Ireland), 6%, due 10/15/17	299,057

	Total Healthcare — Products	1,632,689

	Healthcare — Services (0.1%)
250,000	WellPoint, Inc., 5.25%, due 01/15/16	281,097
175,000	WellPoint, Inc., 5.875%, due 06/15/17	201,701

	Total Healthcare — Services	482,798

	Insurance (1.1%)
425,000	Berkshire Hathaway Finance Corp., 4.85%, due 01/15/15	470,200
1,000,000	Berkshire Hathaway, Inc., 3.75%, due 08/15/21	1,026,810
225,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28 (1)	243,514
875,000	Farmers Exchange Capital, (144A), 7.2%, due 07/15/48 (1)	962,692
250,000	Farmers Insurance Exchange Note, (144A), 6%, due 08/01/14 (1)	272,552
300,000	MetLife, Inc., 5.7%, due 06/15/35	340,188
1,000,000	Prudential Financial, Inc., 4.5%, due 11/15/20	1,028,050
750,000	Prudential Holdings LLC, (144A), 8.695%, due 12/18/23 (1)	925,215

	Total Insurance	5,269,221

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Iron & Steel (0.1%)
$280,000	ArcelorMittal, 9%, due 02/15/15	$317,693

	Media (0.6%)
250,000	Comcast Corp., 5.3%, due 01/15/14	272,226
750,000	NBCUniversal Media LLC, 4.375%, due 04/01/21	797,571
200,000	NBCUniversal Media LLC, 5.15%, due 04/30/20	223,365
175,000	News America, Inc., 6.15%, due 03/01/37	192,181
150,000	News America, Inc., 6.4%, due 12/15/35	168,305
750,000	Time Warner Cable, Inc., 4%, due 09/01/21	766,842
75,000	Time Warner Cable, Inc., 7.5%, due 04/01/14	85,227
225,000	Time Warner Entertainment Co., LP, 8.375%, due 07/15/33	303,056

	Total Media	2,808,773

	Mining (0.1%)
300,000	Southern Copper Corp. (Peru), 7.5%, due 07/27/35	332,250

	Office/Business Equipment (0.1%)
400,000	Xerox Corp., 5.5%, due 05/15/12	409,459

	Oil & Gas (0.1%)
250,000	Anadarko Petroleum Corp., 5.95%, due 09/15/16	288,496
50,000	Petrobras International Finance Co. (Brazil), 6.875%, due 01/20/40	57,948
300,000	Petrobras International Finance Co. (Brazil), 7.875%, due 03/15/19	357,750

	Total Oil & Gas	704,194

	Pharmaceuticals (0.2%)
250,000	Abbott Laboratories, 5.6%, due 11/30/17	298,658
250,000	Eli Lilly & Co., 5.2%, due 03/15/17	289,636
50,000	McKesson Corp., 6.5%, due 02/15/14	56,019
200,000	McKesson HBOC, Inc., 5.7%, due 03/01/17	233,214

	Total Pharmaceuticals	877,527

	Pipelines (1.2%)
460,000	CenterPoint Energy Resources Corp., 6.15%, due 05/01/16	531,235
1,000,000	El Paso Pipeline Partners Operating Co. LLC, 5%, due 10/01/21	1,016,250
675,000	Panhandle Eastern Pipe Line Co. LP, 7%, due 06/15/18	786,187
825,000	Panhandle Eastern Pipe Line Co. LP, 8.125%, due 06/01/19	1,001,883
300,000	Spectra Energy Capital LLC, 7.5%, due 09/15/38	401,630
1,035,000	Tennessee Gas Pipeline Co., 8%, due 02/01/16	1,212,235
375,000	TransCanada PipeLines, Ltd. (Canada), 6.1%, due 06/01/40	475,840
278,000	Williams Cos., Inc. (The), 7.875%, due 09/01/21	351,201

	Total Pipelines	5,776,461

	Real Estate (0.4%)
850,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	863,626
1,190,000	WEA Finance LLC/WT Finance Australia Pty, Ltd., (144A), 5.75%, due 09/02/15 (1)	1,283,371

	Total Real Estate	2,146,997

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	REIT (1.9%)
$960,000	ERP Operating LP, 6.584%, due 04/13/15	$1,069,664
1,000,000	HCP, Inc., 6%, due 01/30/17	1,066,384
715,000	HCP, Inc., 6.3%, due 09/15/16	770,319
525,000	HCP, Inc., 6.7%, due 01/30/18	575,383
1,200,000	Health Care REIT, Inc., 4.7%, due 09/15/17	1,190,234
300,000	Health Care REIT, Inc., 6.125%, due 04/15/20	307,939
500,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	499,079
350,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	377,549
1,000,000	Kimco Realty Corp., 5.19%, due 10/01/13	1,043,482
300,000	Liberty Property LP, 5.125%, due 03/02/15	320,063
1,250,000	UDR, Inc., 4.25%, due 06/01/18	1,267,316
200,000	UDR, Inc., 5.13%, due 01/15/14	210,552
150,000	UDR, Inc., 5.25%, due 01/15/15	160,181

	Total REIT	8,858,145

	Retail (0.0%)
150,000	CVS Caremark Corp., 6.6%, due 03/15/19	182,955

	Telecommunications (0.7%)
369,000	AT&T, Inc., 5.35%, due 09/01/40	399,795
1,250,000	AT&T, Inc., 5.55%, due 08/15/41	1,403,820
1,000,000	Qwest Corp., 6.75%, due 12/01/21	1,062,767
575,000	Telecom Italia Capital S.A., (Italy), 6%, due 09/30/34	493,447
125,000	Verizon Communications, Inc., 6.25%, due 04/01/37	152,889

	Total Telecommunications	3,512,718

	Total Corporate Bonds (Cost: $82,887,933) (18.0%)	85,158,912

	Municipal Bonds (3.8%)
700,000	Bay Area Toll Authority, California Toll Bridge Revenue Bond, 6.263%, due 04/01/49	868,889
1,025,000	California State, Build America Bonds, 6.65%, due 03/01/22	1,171,944
600,000	California State, Build America Bonds, 7.6%, due 11/01/40	737,328
1,250,000	Colorado State, Health Facilities Authority Revenue Bonds, 5.5%, due 03/01/22	1,271,487
1,055,000	Fiscal Year 2005 Securitization Corp., Special Obligation Bond for the City of New York, 4.93%, due 04/01/20	1,201,940
250,000	Illinois State, Build America Bonds, 4.421%, due 01/01/15	260,168
1,075,000	Illinois State, General Obligation Bond, 4.35%, due 06/01/18	1,050,479
405,000	Illinois State, General Obligation Bond, 5.665%, due 03/01/18	428,243
400,000	Illinois State, General Obligation Unlimited, 5.877%, due 03/01/19	424,144
1,000,000	Los Angeles City Department of Water & Power Revenue Bonds, 6.574%, due 07/01/45	1,274,050
850,000	New Jersey State Turnpike Authority Revenue Bonds, 7.102%, due 01/01/41	1,115,710
675,000	New York City Municipal Water Finance Authority, Water & Sewer Revenue Bonds, 6.011%, due 06/15/42	823,621

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Municipal Bonds (Continued)
$900,000	New York State Thruway Authority, Revenue Bond, 5.5%, due 03/15/14	$917,469
730,000	New York State, Build America Bonds, General Obligation Unlimited, 5.817%, due 10/01/31	786,393
1,000,000	North Texas Tollway Authority Revenue Bonds, 6.718%, due 01/01/49	1,222,590
2,205,000	Texas State, Irving, Independent School District, General Obligation Unlimited, 5%, due 02/15/31	2,234,966
2,160,000	Texas State, University of Texas, Revenue Bonds, 5%, due 07/01/20	2,176,870

	Total Municipal Bonds (Cost: $16,685,367)	17,966,291

	Foreign Government Bonds (0.2%)
200,000	Province of Manitoba (Canada), 4.9%, due 12/06/16	232,179
625,000	Republic of Poland, 6.25%, due 07/03/12	646,438
250,000	State of Israel, 4.625%, due 06/15/13	259,502

	Total Foreign Government Bonds (Cost: $1,084,523)	1,138,119

	Commercial Mortgage-Backed Securities — Agency (2.2%)
980,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K013-A2), 3.974%, due 01/25/21	1,050,261
1,545,122	Federal National Mortgage Association, Pool #FN0000, 3.584%, due 09/01/20 (2)	1,623,459
1,520,283	Federal National Mortgage Association, Pool #AE0918, 3.665%, due 10/01/20 (2)	1,606,111
1,545,916	Federal National Mortgage Association, Pool #FN0001, 3.763%, due 12/01/20 (2)	1,649,036
853,811	Federal National Mortgage Association, Pool #FN0003, 4.301%, due 01/01/21	937,447
3,702,686	NCUA Guaranteed Notes (11-C1-2A), 0.771%, due 03/09/21 (2)	3,702,686

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $9,991,165)	10,569,000

	Commercial Mortgage-Backed Securities — Non-Agency (8.7%)
688,247	Banc of America Commercial Mortgage, Inc. (02-2-A3), 5.118%, due 07/11/43	693,309
1,135,000	Banc of America Commercial Mortgage, Inc. (05-2-A5), 4.857%, due 07/10/43 (2)	1,243,327
1,625,000	Banc of America Commercial Mortgage, Inc. (05-5-A4), 5.115%, due 10/10/45 (2)	1,776,513
1,560,000	Banc of America Commercial Mortgage, Inc. (06-3-A4), 5.889%, due 07/10/44 (2)	1,719,115
1,550,000	Banc of America Commercial Mortgage, Inc. (08-1-A4), 6.205%, due 02/10/51 (2)	1,726,815
2,345,000	Bear Stearns Commercial Mortgage Securities (05-T20-A4A), 5.147%, due 10/12/42 (2)	2,580,204
2,685,000	Bear Stearns Commercial Mortgage Securities (07-T26-AAB), 5.429%, due 01/12/45	2,889,764
1,770,000	Citigroup/Deutsche Bank Commercial Mortgage Trust (07-CD5-A4), 5.886%, due 11/15/44 (2)	1,927,827

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$333,700	Credit Suisse Mortgage Capital Certificates (06-C5-A3), 5.311%, due 12/15/39	$353,280
765,000	DBRR Trust (11-LC2-A4A), 4.537%, due 05/12/21	816,398
1,032,120	GMAC Commercial Mortgage Securities, Inc. (03-C2-A1), 4.576%, due 05/10/40	1,059,747
1,442,282	Greenwich Capital Commercial Funding Corp. (03-C1-A4), 4.111%, due 07/05/35	1,482,951
830,000	Greenwich Capital Commercial Funding Corp. (06-GG7-A4), 5.876%, due 07/10/38 (2)	913,159
1,835,000	Greenwich Capital Commercial Funding Corp. (07-GG9-A4), 5.444%, due 03/10/39	1,958,029
2,660,000	GS Mortgage Securities Corp. II (11-GC5-A4), 3.707%, due 08/10/44 (2)	2,686,823
107,439	JP Morgan Chase Commercial Mortgage Securities Corp. (01-CIB3-A3), 6.465%, due 11/15/35	107,321
1,367,486	JP Morgan Chase Commercial Mortgage Securities Corp. (02-C1-A3), 5.376%, due 07/12/37	1,389,010
1,700,000	JP Morgan Chase Commercial Mortgage Securities Corp. (03-ML1A-A2), 4.767%, due 03/12/39	1,757,608
1,860,000	JP Morgan Chase Commercial Mortgage Securities Corp. (05-CB12-A4), 4.895%, due 09/12/37	2,038,439
1,485,000	JP Morgan Chase Commercial Mortgage Securities Corp. (06-LDP9-A3), 5.336%, due 05/15/47	1,569,924
1,695,000	JP Morgan Chase Commercial Mortgage Securities Corp. (07-CB18-A4), 5.44%, due 06/12/47	1,785,727
1,865,000	Merrill Lynch Mortgage Trust (05-LC1-A4), 5.291%, due 01/12/44 (2)	2,053,232
1,485,000	Morgan Stanley Capital I (05-T19-A4A), 4.89%, due 06/12/47	1,641,602
1,305,000	Morgan Stanley Capital I (06-T23-A4), 5.815%, due 08/12/41 (2)	1,497,131
1,080,000	Morgan Stanley Capital I Trust (07-T25-A3), 5.514%, due 11/12/49 (2)	1,184,011
440,000	Morgan Stanley Capital I Trust (11-C3-A2), 3.224%, due 07/15/49	452,323
255,000	Morgan Stanley Capital I Trust (11-C3-A4), 4.118%, due 07/15/49	262,427
1,410,000	Nomura Asset Securities Corp. (98-D6-A3), 7.278%, due 03/15/30 (2)	1,504,378

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $40,481,852)	41,070,394

	Residential Mortgage-Backed Securities — Non-Agency (5.1%)
1,983,054	Banc of America Funding Corp. (06-G-2A1), 0.464%, due 07/20/36 (2)	1,631,847
2,127,788	Bayview Commercial Asset Trust (06-4A-A1), (144A), 0.474%, due 12/25/36 (1)(2)	1,580,583
1,804,000	Carrington Mortgage Loan Trust (06-NC1-A4), 0.554%, due 01/25/36 (2)	586,756
956,279	Citigroup Mortgage Loan Trust, Inc. (05-5-2A2), 5.75%, due 08/25/35	749,928
2,521,136	Countrywide Alternative Loan Trust (05-24-4A1), 0.474%, due 07/20/35 (2)	1,547,640
637,977	Countrywide Asset-Backed Certificates (05-4-MV1), 0.704%, due 10/25/35 (2)	616,720
15,369	Countrywide Home Loans Mortgage Pass-Through Trust (05-8R-A4), 6%, due 10/25/34 (2)	15,374
1,386,668	Countrywide Home Loans Mortgage Pass-Through Trust (07-J3-A1), 0.744%, due 07/25/37 (2)	892,430

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$533,080	Credit Suisse First Boston Mortgage Securities Corp. (03-7-1A4), 5.5%, due 02/25/33	$554,027
123,701	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	124,515
2,469,250	First Franklin Mortgage Loan Asset-Backed Certificates (05-FF8-A2D), 0.624%, due 09/25/35 (2)	2,316,194
2,290,946	Greenpoint Mortgage Funding Trust (06-AR2-4A1), 2.242%, due 03/25/36 (2)	1,451,596
2,122,394	Indymac Index Mortgage Loan Trust (05-AR6-2A1), 0.484%, due 04/25/35 (2)	1,343,221
2,525,000	MASTR Asset-Backed Securities Trust (05-WF1-A2D), 0.614%, due 06/25/35 (2)	2,361,726
4,910,000	MASTR Asset-Backed Securities Trust (07-HE1-A3), 0.454%, due 05/25/37 (2)	1,856,047
1,137,777	Morgan Stanley Capital, Inc. (04-WMC2-M1), 1.159%, due 07/25/34 (2)	842,838
1,180,612	Morgan Stanley Capital, Inc. (05-HE4-A2C), 0.614%, due 07/25/35 (2)	1,146,976
935,878	Morgan Stanley Mortgage Loan Trust (04-3-4A), 5.653%, due 04/25/34 (2)	991,887
2,850,000	Option One Mortgage Loan Trust (07-1-2A3), 0.384%, due 01/25/37 (2)	981,213
1,587,261	Structured Asset Securities Corp. (03-34A-5A4), 2.451%, due 11/25/33 (2)	1,467,038
645,173	Wells Fargo Alternative Loan Trust (07-PA3-2A1), 6%, due 07/25/37	506,378
1,667,336	Wells Fargo Mortgage Loan Trust (10-RR4-1A2), (144A), 5.311%, due 12/27/46 (1)(2)	745,943

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $24,392,756)	24,310,877

	Residential Mortgage-Backed Securities — Agency (34.3%)
869,417	Federal Home Loan Mortgage Corp. (2439-KZ), 6.5%, due 04/15/32 (3)	979,185
735,245	Federal Home Loan Mortgage Corp. (2649-GP), 4.5%, due 10/15/30	754,081
1,731,005	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	1,814,729
315,992	Federal Home Loan Mortgage Corp. (2770-UT), 4.5%, due 03/15/19	317,218
2,100,000	Federal Home Loan Mortgage Corp. (2875-GM), 5%, due 01/15/33 (PAC)	2,281,975
1,169,167	Federal Home Loan Mortgage Corp. (3315-S), 6.166%, due 05/15/37 (I/O) (I/F) (2)	152,849
1,262,654	Federal Home Loan Mortgage Corp. (3351-ZC), 5.5%, due 07/15/37	1,455,205
4,299,331	Federal Home Loan Mortgage Corp. (3380-SM), 6.166%, due 10/15/37 (I/O) (I/F) (2)(3)	723,101
6,241,405	Federal Home Loan Mortgage Corp. (3578-DI), 6.406%, due 04/15/36 (I/O) (I/F) (2)(3)	1,026,180
312,544	Federal Home Loan Mortgage Corp., Pool #1A1127, 6.157%, due 01/01/37 (2)	318,325
4,097,412	Federal Home Loan Mortgage Corp., Pool #A95822, 4%, due 12/01/40	4,272,352
5,813,569	Federal Home Loan Mortgage Corp., Pool #A97179, 4.5%, due 03/01/41	6,135,738
129,276	Federal Home Loan Mortgage Corp., Pool #B15026, 5%, due 06/01/19	139,354
51,689	Federal Home Loan Mortgage Corp., Pool #B15591, 5%, due 07/01/19	55,719
91,817	Federal Home Loan Mortgage Corp., Pool #C90526, 5.5%, due 02/01/22	99,264
5,724,191	Federal Home Loan Mortgage Corp., Pool #G06257, 4.5%, due 02/01/41	6,140,201
6,029,622	Federal Home Loan Mortgage Corp., Pool #G06360, 4%, due 03/01/41 (3)	6,313,085
5,126,175	Federal Home Loan Mortgage Corp., Pool #G06498, 4%, due 04/01/41	5,321,076
3,722,756	Federal Home Loan Mortgage Corp., Pool #G06499, 4%, due 03/01/41 (3)	3,887,881

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$2,068,050	Federal Home Loan Mortgage Corp., Pool #G06620, 4.5%, due 07/01/41 (3)	$2,182,655
4,856,600	Federal Home Loan Mortgage Corp., Pool #Q04090, 4%, due 10/01/41	5,077,614
4,150,129	Federal Home Loan Mortgage Corp., Pool #Q04091, 4%, due 10/01/41	4,327,320
610,000	Federal Home Loan Mortgage Corp., TBA, 3.5% (4)	632,494
6,600,000	Federal National Mortgage Association, 0.27%, due 11/23/12 (2)(3)	6,600,370
694,239	Federal National Mortgage Association (01-14-SH), 10.797%, due 03/25/30 (I/F) (2)	1,121,984
56,164	Federal National Mortgage Association (03-62-MA), 3.5%, due 07/25/33	57,466
2,000,000	Federal National Mortgage Association (04-W10-A6), 5.75%, due 08/25/34 (PAC)	2,187,618
777,308	Federal National Mortgage Association (05-54-VM), 4.5%, due 11/25/25 (3)	843,394
932,889	Federal National Mortgage Association (05-87-CD), 5%, due 10/25/35	934,404
1,535,144	Federal National Mortgage Association (08-12-SE), 6.155%, due 01/25/33 (I/O) (I/F) (2)	91,563
1,926,110	Federal National Mortgage Association (08-30-SA), 6.605%, due 04/25/38 (I/O) (I/F) (2)	301,052
1,788,552	Federal National Mortgage Association (08-62-SN), 5.955%, due 07/25/38 (I/O) (I/F) (2)	131,636
1,426,070	Federal National Mortgage Association (09-47-MT), 7%, due 07/25/39 (3)	1,590,847
4,000,000	Federal National Mortgage Association (09-64-TB), 4%, due 08/25/29 (3)	4,361,450
829,057	Federal National Mortgage Association (09-68-SA), 6.505%, due 09/25/39 (I/O) (I/F) (2)	103,461
4,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41	3,930,000
113,502	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	123,790
89,438	Federal National Mortgage Association, Pool #596686, 6.5%, due 11/01/31	97,869
490,685	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19 (3)	520,857
376,256	Federal National Mortgage Association, Pool #727575, 5%, due 06/01/33	405,036
222,194	Federal National Mortgage Association, Pool #748751, 5.5%, due 10/01/33	231,371
2,297,228	Federal National Mortgage Association, Pool #995152, 5.5%, due 01/01/21 (3)	2,487,736
4,329,685	Federal National Mortgage Association, Pool #AB2127, 3.5%, due 01/01/26 (4)	4,529,595
5,652,084	Federal National Mortgage Association, Pool #AB3685, 4%, due 10/01/41	5,884,644
6,137,564	Federal National Mortgage Association, Pool #AC1604, 4%, due 08/01/39	6,435,811
3,331,650	Federal National Mortgage Association, Pool #AD0249, 5.5%, due 04/01/37	3,631,628
4,346,915	Federal National Mortgage Association, Pool #AH3429, 3.5%, due 01/01/26 (3)(4)	4,561,204
1,948,112	Federal National Mortgage Association, Pool #AL0209, 4.5%, due 05/01/41	2,092,470
30,865,000	Federal National Mortgage Association TBA, 3% (4)	31,607,689
1,388,859	Government National Mortgage Association (05-25-Z), 5%, due 03/16/35	1,533,551
3,225,000	Government National Mortgage Association (04-30-UC), 5.5%, due 02/20/34 (PAC)	3,590,579
9,522,774	Government National Mortgage Association (08-81-S), 5.955%, due 09/20/38 (I/O) (I/F) (2)	1,373,845
2,320,605	Government National Mortgage Association (08-27-SI), 6.225%, due 03/20/38 (I/O) (I/F) (2)	323,698

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$312,515	Government National Mortgage Association, Pool #608259, 4.5%, due 08/15/33	$342,194
900,306	Government National Mortgage Association, Pool #782114, 5%, due 09/15/36	994,442
2,760,684	NCUA Guaranteed Notes (10-R2-1A), 0.611%, due 11/06/17 (2)	2,761,540
2,011,907	NCUA Guaranteed Notes (11-R2-1A), 0.641%, due 02/06/20 (2)	2,013,476
2,122,682	NCUA Guaranteed Notes (11-R1-1A), 0.691%, due 01/08/20 (2)	2,125,335
3,049,925	NCUA Guaranteed Notes (10-R1-1A), 0.691%, due 10/07/20 (2)	3,053,889
1,699,524	NCUA Guaranteed Notes (10-R2-2A), 0.711%, due 11/05/20 (2)	1,699,524
1,529,926	NCUA Guaranteed Notes (10-R3-1A), 0.801%, due 12/08/20 (2)	1,539,243
1,279,102	NCUA Guaranteed Notes (10-R3-2A), 0.801%, due 12/08/20 (2)	1,286,994

	Total Residential Mortgage-Backed Securities — Agency (Cost: $155,961,455)	161,910,856

	U.S. Government Agency Obligations (14.1%)
3,250,000	Federal Farm Credit Bank, 0.17%, due 08/08/12 (2)	3,247,933
3,250,000	Federal Farm Credit Bank, 0.17%, due 08/20/12 (2)	3,247,826
6,610,000	Federal Home Loan Bank, 0.4%, due 11/15/12	6,610,339
3,220,000	Federal Home Loan Bank, 0.5%, due 11/16/12 (3)	3,220,377
6,480,000	Federal Home Loan Mortgage Corp., 0.21%, due 10/12/12 (2)	6,477,155
3,120,000	Federal Home Loan Mortgage Corp., 0.24%, due 01/24/13 (2)(3)	3,119,221
4,270,000	Federal Home Loan Mortgage Corp., 0.6%, due 10/25/13	4,268,705
3,315,000	Federal National Mortgage Association, 0.273%, due 10/18/12 (2)	3,314,350
3,260,000	Federal National Mortgage Association, 0.29%, due 12/03/12 (2)	3,260,088
8,090,000	Federal National Mortgage Association, 0.36%, due 06/23/14 (2)	8,087,841
2,950,000	Federal National Mortgage Association, 0.4%, due 02/01/13 (2)(3)	2,954,080
3,715,000	Federal National Mortgage Association, 0.55%, due 09/06/13	3,715,065
7,490,000	Federal National Mortgage Association, 0.6%, due 09/12/13 (3)	7,492,613
4,000,000	Federal National Mortgage Association, 0.6%, due 03/06/14 (3)	3,993,751
3,440,000	NCUA Guaranteed Notes, 0.263%, due 06/12/13 (2)	3,438,321

	Total U.S. Government Agency Obligation (Cost: $66,439,410) (14.1%)	66,447,665

	U.S. Treasury Bonds (Cost: $10,771,566) (2.3%)
8,750,000	U.S. Treasury Bond, 4.375%, due 05/15/41	10,740,625

	U.S. Treasury Notes (8.5%)
3,064,417	U.S. Treasury Inflation Indexed Notes, 2%, due 01/15/16 (5)	3,448,667
22,129,617	U.S. Treasury Inflation Indexed Notes, 3%, due 07/15/12 (5)	22,777,948
13,875,000	U.S. Treasury Note, 2.125%, due 08/15/21	13,814,297

	Total U.S. Treasury Notes (Cost: $38,381,320)	40,040,912

	Total Fixed Income Securities (Cost: $447,077,347) (97.2%)	459,353,651

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Number of Shares	Money Market Investments	Value

2,280,000	BlackRock Liquidity Funds TempFund Portfolio — Institutional Class, 0.12%	$2,280,000
3,505,000	Dreyfus Institutional Cash Advantage Fund, 0.07%	3,505,000
3,505,000	Fidelity Institutional Money Market Portfolio — Class I, 0.1%	3,505,000

	Total Money Market Investments (Cost: $9,290,000) (2.0%)	9,290,000

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost $16,208,657) (3.4%)
$16,208,657	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $16,535,000 U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $16,534,735) (Total Amount to be Received Upon Repurchase $16,208,661)	16,208,657

	Commercial Paper (1.7%)

	Banks (1.7%)
4,085,000	Deutsche Bank Financial LLC (Germany), 0.22%, due 11/04/11	4,084,925
3,800,000	National Rural Utilities Cooperative Finance Corp., 0.12%, due 11/18/11	3,799,785

	Total Banks	7,884,710

	Total Commercial Paper (Cost: $7,884,710)	7,884,710

	Discount Notes (7.6%)
5,000,000	Federal Home Loan Mortgage Corp. Discount Note, 0.085%, due 04/09/12	4,998,665
14,997,000	Federal Home Loan Mortgage Corp. Discount Note, 0.085%, due 04/16/12	14,992,831
8,910,000	Federal Home Loan Mortgage Corp. Discount Note, 0.09%, due 04/02/12	8,907,728
7,000,000	Federal National Mortgage Association Discount Note, 0.01%, due 03/14/12	6,998,957

	Total Discount Notes (Cost: $35,893,835)	35,898,181

	Total Short Term Investment (Cost: $69,277,202) (14.7%)	69,281,548

	Total Investments (Cost: $516,354,549) (111.9%)	528,635,199
	Liabilities in Excess of Other Assets (–11.9%)	(56,387,283)

	Net Assets (100.0%)	$472,247,916

Notes to the Schedule of Investments:

EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
TAC	- Target Amortization Class.
TBA	- To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $13,281,589 or 2.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2011.
(3)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(4)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(5)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Agriculture	0.1%
Airlines	1.2
Auto Manufacturers	0.4
Banks	5.8
Beverages	0.1
Chemicals	0.1
Commercial Mortgage-Backed Securities — Agency	2.2
Commercial Mortgage-Backed Securities — Non-Agency	8.7
Diversified Financial Services	2.1
Electric	0.6
Environmental Control	0.0	(1)
Food	0.5
Foreign Government Bonds	0.2
Gas	0.2
Healthcare — Products	0.3
Healthcare — Services	0.1
Insurance	1.1
Iron & Steel	0.1
Media	0.6
Mining	0.1
Municipal Bonds	3.8
Office/Business Equipment	0.1
Oil & Gas	0.1
Pharmaceuticals	0.2
Pipelines	1.2
REIT	1.9
Real Estate	0.4
Residential Mortgage-Backed Securities — Agency	34.3
Residential Mortgage-Backed Securities — Non-Agency	5.1
Retail	0.0	(1)
Telecommunications	0.7
U.S. Government Agency Obligations	14.1
U.S. Government Obligations	10.8
Short-Term Investments	14.7

Total	111.9%

(1)	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Schedule of Investments

Principal Amount		Fixed Income Securities	Value

		Argentina (5.8% of Net Assets)
	$20,500,000	Navios South American Logisitcs, Inc./Navios Logistics Finance U.S., Inc., (144A), 9.25%, due 04/15/19 (1)	$18,142,500
	47,110,000	Provincia de Cordoba, (144A), 12.375%, due 08/17/17 (1)	42,987,875
	208,994,000	Republic of Argentina, 0%, due 12/15/35 (2)	32,498,567
EUR	231,770,000	Republic of Argentina, 0%, due 12/15/35 (2)	44,096,271
	$10,166,000	WPE International Cooperatief UA, (Reg. S), 10.375%, due 09/30/20	9,154,483
	19,000,000	WPE International Cooperatief UA, (144A), 10.375%, due 09/30/20 (1)	17,109,500

		Total Argentina (Cost: $172,981,858)	163,989,196

		Australia (Cost: $37,430,093) (1.2%)
	38,200,000	Consolidated Minerals, Ltd., (144A), 8.875%, due 05/01/16 (1)	33,329,500

		Brazil (12.3%)
	48,700,000	Banco do Brasil S.A., (144A), 5.875%, due 01/26/22 (1)	48,943,500
BRL	29,000,000	Banco Safra S.A., (144A), 10.25%, due 08/08/16 (1)	16,215,744
	$30,000,000	Braskem America Finance Co., (144A), 7.125%, due 07/22/41 (1)	29,475,000
BRL	1,900,000	Brazil Notas do Tesouro Nacional, Series F, 6%, due 08/15/14	23,744,615
BRL	18,000,000	Cia de Eletricidade do Estado da Bahia, (144A), 11.75%, due 04/27/16 (1)	10,956,111
	$51,220,000	Cia Energetica de Sao Paulo, (Reg. S), 9.75%, due 01/15/15	41,974,702
	28,910,000	General Shopping Finance, Ltd., (144A), 10%, due 11/29/49 (1)	29,343,650
	15,155,000	GOL Finance, (144A), 9.25%, due 07/20/20 (1)	13,753,163
	48,500,000	Petrobras International Finance Co., 5.375%, due 01/27/21	51,203,390
	21,750,000	TAM Capital 3, Inc., (144A), 8.375%, due 06/03/21 (1)	22,076,250
	37,417,000	Virgolino de Oliveira Finance, Ltd., (144A), 10.5%, due 01/28/18 (1)	36,294,490
	24,000,000	Voto-Votorantim, Ltd., (144A), 6.75%, due 04/05/21 (1)	25,140,000

		Total Brazil (Cost: $353,045,950)	349,120,615

		Chile (2.7%)
	40,200,000	Automotores Gildemeister S.A., (144A), 8.25%, due 05/24/21 (1)	41,004,000
	35,300,000	Chile Government International Bond, 3.25%, due 09/14/21	34,858,750

		Total Chile (Cost: $75,819,508)	75,862,750

		China (9.2%)
CNY	108,660,000	China SCE Property Holdings, Ltd., (144A), 10.5%, due 01/14/16 (1)	12,994,949
	$27,000,000	China Shanshui Cement Group, Ltd., (144A), 8.5%, due 05/25/16 (1)	25,650,000
	46,900,000	Country Garden Holdings Co., (144A), 11.125%, due 02/23/18 (1)	42,679,000
	8,250,000	Country Garden Holdings Co., Ltd., 10.5%, due 08/11/15	7,749,539
	50,423,000	Evergrande Real Estate Group, Ltd., (Reg. S), 13%, due 01/27/15	43,868,010
	27,353,000	Hidili Industry International Development, Ltd., (144A), 8.625%, due 11/04/15 (1)	22,702,990
	39,500,000	Lonking Holdings, Ltd., (144A), 8.5%, due 06/03/16 (1)	36,735,000
	43,725,000	MIE Holdings Corp., (144A), 9.75%, due 05/12/16 (1)	39,680,437
	32,678,000	Pacnet, Ltd., (144A), 9.25%, due 11/09/15 (1)	29,573,590

		Total China (Cost: $284,078,235)	261,633,515

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

October 31, 2011

Principal Amount		Fixed Income Securities	Value

		Colombia (Cost: $30,707,371) (1.1%)
	$30,800,000	BanColombia S.A., 5.95%, due 06/03/21	$31,416,000

		Croatia (Cost: $40,427,153) (1.4%)
	40,700,000	Croatia Government International Bond, (144A), 6.375%, due 03/24/21 (1)	39,785,308

		Dominican Republic (Cost: $27,654,727) (1.0%)
	26,697,000	Dominican Republic International Bond, (144A), 7.5%, due 05/06/21 (1)	27,711,486

		El Salvador (Cost: $30,436,262) (1.1%)
	30,500,000	El Salvador Government International Bond, (Reg. S), 7.625%, due 02/01/41	30,881,250

		Ghana (Cost: $26,884,907) (0.9%)
GHS	40,365,000	Ghana Government Bond, 14.25%, due 07/25/16	24,435,443

		Guatemala (Cost: $20,812,000) (0.7%)
	$20,812,000	Industrial Subordinated Trust, (144A), 8.25%, due 07/27/21 (1)	21,332,300

		India (2.7%)
	15,054,000	ICICI Bank, Ltd., (Reg. S), 7.25%, due 08/29/49 (2)	13,849,680
INR	490,000,000	India Government Bond, 7.99%, due 07/09/17	9,694,322
INR	490,000,000	Power Grid Corp. of India, Ltd., 8.84%, due 10/21/19	9,548,827
	$46,200,000	Vedanta Resources PLC, (144A), 8.25%, due 06/07/21 (1)	43,428,000

		Total India (Cost: $83,166,677)	76,520,829

		Indonesia (3.3%)
	38,087,000	Bumi Investment Pte, Ltd., (Reg. S), 10.75%, due 10/06/17	39,610,480
	52,500,000	Pertamina Persero PT, (144A), 5.25%, due 05/23/21 (1)	54,337,500

		Total Indonesia (Cost: $93,484,093)	93,947,980

		Kazakhstan (1.3%)
	67,055,000	BTA Bank JSC, (Reg. S), 1%, due 07/01/20	3,185,113
	29,241,000	Kazkommerts Finance B.V., 8.5%, due 06/13/17 (2)	21,199,725
	16,500,000	Kazkommertsbank JSC, (144A), 8.5%, due 05/11/18 (1)	13,860,000

		Total Kazakhstan (Cost: $47,220,419)	38,244,838

		Latvia (Cost: $27,426,743) (0.9%)
	27,750,000	Republic of Latvia, (144A), 5.25%, due 06/16/21 (1)	26,535,200

		Mexico (7.7%)
MXN	297,100,000	America Movil S.A.B. de C.V., 8.46%, due 12/18/36	21,440,000
	$25,902,500	Bank of New York Mellon S.A. Institucion de Banca Multiple, (144A), 9.625%, due 05/02/21 (1)	23,571,275
	43,261,000	BBVA Bancomer S.A., (144A), 6.5%, due 03/10/21 (1)	43,044,695
	21,161,000	Cemex Espana Luxembourg, (Reg. S), 9.25%, due 05/12/20	16,770,093
EUR	9,285,000	Cemex Finance LLC, (Reg. S), 9.625%, due 12/14/17	10,663,553

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value

		Mexico (Continued)
	$15,058,000	Cemex S.A.B. de C.V., (144A), 9%, due 01/11/18 (1)	$12,648,720
	23,450,000	Empresas ICA S.A.B. de C.V., (144A), 8.9%, due 02/04/21 (1)	21,574,000
	1,986,277	Hipotecaria Su Casita S.A. de C.V., (144A), 7.5%, due 06/29/18 (1)(3)	1,191,766
MXN	427,065,000	Mexican Bonos de Desarrollo, 7.75%, due 12/14/17	36,056,822
	$29,000,000	Petroleos Mexicanos, 5.5%, due 01/21/21	31,102,500

		Total Mexico (Cost: $230,128,178)	218,063,424

		Namibia (Cost: $11,774,280) (0.4%)
	12,000,000	Namibia International Bond, (144A), 5.5%, due 11/03/21 (1)	12,060,000

		Nigeria (Cost: $37,896,646) (1.2%)
NGN	7,435,000,000	Nigeria Treasury Bond, 10%, due 07/23/30	34,749,579

		Oman (Cost: $19,561,593) (0.6%)
	$19,724,000	MBPS Finance Co., (144A), 11.25%, due 11/15/15 (1)	16,864,020

		Pakistan (Cost: $20,020,801) (0.6%)
	24,820,000	Islamic Republic of Pakistan, (Reg. S), 7.875%, due 03/31/36	16,629,400

		Paraguay (Cost: $10,914,762) (0.4%)
	10,915,000	Banco Bilbao Vizcaya Argentaria Paraguay S.A., (144A), 9.75%, due 02/11/16 (1)	11,460,750

		Peru (5.2%)
	19,195,000	Banco Continental, (144A), 7.375%, due 10/07/40 (1)(2)	19,288,530
	30,000,000	Banco de Credito del Peru/Panama, (144A), 6.875%, due 09/16/26 (1)(2)	30,525,000
	24,535,000	Banco Internacional del Peru SAA, (144A), 5.75%, due 10/07/20 (1)	23,553,600
	25,115,000	Inkia Energy, Ltd., (Reg. S), 8.375%, due 04/04/21	25,556,522
	45,250,000	Southern Copper Corp., 6.75%, due 04/16/40	47,359,102

		Total Peru (Cost: $143,943,775)	146,282,754

		Philippines (1.5%)
	18,750,000	Manila Cavite Toll Road Finance Company, (Reg. S), 12%, due 09/15/22	16,312,500
	27,000,000	Philippines Government International Bond, 4%, due 01/15/21	27,472,500

		Total Philippines (Cost: $46,140,755)	43,785,000

		Poland (Cost: $27,629,150) (1.0%)
	28,000,000	Poland Government International Bond, 5%, due 03/23/22	27,734,000

		Russia (8.9%)
	28,582,000	Alfa Bank OJSC, (144A), 7.875%, due 09/25/17 (1)	28,439,090
	31,000,000	Alfa Bank OJSC via Alfa Bond Issuance PLC, (144A), 7.75%, due 04/28/21 (1)	29,946,000
	27,500,000	ALROSA Finance S.A., (Reg. S), 7.75%, due 11/03/20	28,496,875
	20,580,000	Gaz Capital (Gazprom) S.A., (Reg. S), 6.51%, due 03/07/22	21,763,350
	32,000,000	Metalloinvest Finance, Ltd., (144A), 6.5%, due 07/21/16 (1)	30,800,000

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

October 31, 2011

Principal Amount		Fixed Income Securities	Value

		Russia (Continued)
	$27,374,000	Novatek Finance, Ltd., (144A), 6.604%, due 02/03/21 (1)	$28,503,178
	15,000,000	Russian Foreign Bond — Eurobond, (Reg. S), 5%, due 04/29/20	15,675,000
	29,000,000	Sberbank of Russia Via SB Capital S.A., 5.717%, due 06/16/21	28,420,000
	41,951,000	VTB Capital S.A., (144A), 6.551%, due 10/13/20 (1)	41,321,735

		Total Russia (Cost: $253,633,983)	253,365,228

		Serbia (2.6%)
	31,500,000	Republic of Serbia, (144A), 7.25%, due 09/28/21 (1)	32,366,250
	22,864,866	UniCredit Bank AG, Credit Linked Note dated 05/10/11 with reference to Republic of Serbia, 10%, due 04/01/14	22,190,352
	17,457,420	UniCredit Bank AG, Credit Linked Note dated 03/31/11 with reference to Republic of Serbia, 10%, due 04/01/14	17,965,431

		Total Serbia (Cost: $71,635,095)	72,522,033

		South Korea (Cost: $33,626,800) (1.2%)
	34,000,000	Export-Import Bank of Korea, 4.375%, due 09/15/21	33,998,436

		Sri Lanka (Cost: $9,388,142) (0.3%)
LKR	1,000,000,000	Urban Development, 11%, due 10/05/15	8,783,848

		Turkey (4.0%)
	$23,000,000	Akbank TAS, (144A), 6.5%, due 03/09/18 (1)	23,345,000
	28,000,000	Export Credit Bank of Turkey, (144A), 5.375%, due 11/04/16 (1)	28,035,000
	30,000,000	Turkey Government International Bond, 5.125%, due 03/25/22	30,037,500
	34,000,000	Turkiye Garanti Bankasi A.S., (144A), 6.25%, due 04/20/21 (1)	32,980,000

		Total Turkey (Cost: $113,296,622)	114,397,500

		Ukraine (2.7%)
	25,000,000	Ferrexpo Finance PLC, (144A), 7.875%, due 04/07/16 (1)	24,000,037
	33,500,000	Metinvest B.V., (144A), 8.75%, due 02/14/18 (1)	31,825,000
	24,859,000	Privatbank CJSC Via UK SPV Credit Finance PLC, 9.375%, due 09/23/15	21,627,330

		Total Ukraine (Cost: $82,987,402)	77,452,367

		United Arab Emirates (5.7%)
	42,050,000	DP World, Ltd., (Reg. S), 6.85%, due 07/02/37	40,000,062
	37,288,000	Dubai Government International Bond, 7.75%, due 10/05/20	39,267,877
	27,000,000	IPIC GMTN, Ltd., (144A), 3.75%, due 03/01/17 (1)	26,973,000
	27,000,000	IPIC GMTN, Ltd., (144A), 5.5%, due 03/01/22 (1)	26,824,500
	27,500,000	IPIC GMTN, Ltd., (144A), 6.875%, due 11/01/41 (1)	27,362,500

		Total United Arab Emirates (Cost: $156,578,040)	160,427,939

		Venezuela (5.1%)
	80,751,000	Petroleos de Venezuela S.A., (Reg. S), 4.9%, due 10/28/14	61,370,760
	113,250,000	Petroleos de Venezuela S.A., (Reg. S), 8.5%, due 11/02/17	82,672,500

		Total Venezuela (Cost: $139,116,446)	144,043,260

		Total Fixed Income Securities (Cost: $2,759,848,466) (94.7%)	2,687,365,748

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value

	Mexico (0.0%)
240,079	Hipotecaria Su Casita, S.A. de C.V., SOFOM E.N.R. (3)	$—

	Total Equity Securities (Cost: $0) (0%)	—

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $88,253,982) (3.1%)
$88,253,982	State Street Bank & Trust Company, 0.01%, due 11/01/11, (collateralized by $90,025,000, U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $90,023,560) (Total Amount to be Received Upon Repurchase $88,254,006)	88,253,982

	Total Investments (Cost: $2,848,102,448) (97.8%)	2,775,619,730
	Excess of Other Assets over Liabilities (2.2%)	61,827,579

	Total Net Assets (100.0%)	$2,837,447,309

Notes to the Schedule of Investments:

BRL	- Brazilian Real.
CNY	- Chinese Yuan.
EUR	- Euro Currency.
GHS	- Ghana Cedi.
INR	- Indian Rupee.
LKR	- Sri Lankan Rupee.
MXN	- Mexican Peso.
NGN	- Nigeria Naira.
Reg.	S - Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $1,450,280,689 or 51.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2011.
(3)	Illiquid security.

Forward Currency Contracts
Counterparty	Units of Currency	Contracts to Deliver	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation
SELLS (1)
J.P. Morgan Securities Inc.	348,000,000	Argentine Peso	03/19/12	$75,000,000	$73,263,158	$1,736,842
J.P. Morgan Securities Inc.	71,428,571	Euro	04/30/12	100,000,000	98,792,857	1,207,143
J.P. Morgan Securities Inc.	35,423,309	Euro	04/30/12	50,000,000	48,993,978	1,006,022

				$225,000,000	$221,049,993	$3,950,007

(1)	Fund sells foreign currency, buys U.S. dollar

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Agriculture	1.3%
Airlines	1.3
Auto Manufacturers	1.5
Banks	20.6
Building Materials	2.3
Chemicals	1.0
Coal	2.2
Commercial Services	1.4
Diversified Financial Services	1.5
Electric	2.2
Energy — Alternate Sources	0.9
Engineering & Construction	1.7
Foreign Government Bonds	20.0
Holding Companies — Diversified	2.0
Investment Companies	3.9
Iron & Steel	1.9
Machinery — Construction & Mining	1.3
Metal Fabricate & Hardware	0.9
Mining	5.4
Oil & Gas	13.1
Oil & Gas Services	0.6
Real Estate	4.8
Regional (State & Province)	1.5
Telecommunications	0.8
Transportation	0.6
Short Term Investments	3.1

Total	97.8%

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments	October 31, 2011

Principal Amount		Fixed Income Securities	Value

		Argentina (4.0% of Net Assets)
EUR	23,258,000	Republic of Argentina, 0%, due 12/15/35 (1)	$4,425,038
	$14,813,000	Republic of Argentina, 0%, due 12/15/35 (1)	2,303,421

		Total Argentina (Cost: $7,302,092)	6,728,459

		Brazil (8.2%)
BRL	9,400,000	Banco Safra S.A., (144A), 10.25%, due 08/08/16 (2)	5,256,138
	$10,400,000	Cia Energetica de Sao Paulo, (Reg. S), 9.75%, due 01/15/15	8,522,782

		Total Brazil (Cost: $14,751,641)	13,778,920

		China (Cost: $11,576,707) (5.7%)
CNY	79,080,000	Evergrande Real Estate Group, Ltd., (Reg. S), 9.25%, due 01/19/16	9,644,054

		Colombia (Cost: $7,496,864) (4.2%)
COP	12,842,000,000	Empresas Publicas de Medellin E.S.P., (144A), 8.375%, due 02/01/21 (2)	7,132,059

		Ghana (Cost: $2,987,212) (1.6%)
GHS	4,485,000	Ghana Government Bond, 14.25%, due 07/25/16	2,715,049

		Hungary (Cost: $7,684,837) (3.8%)
HUF	1,437,250,000	Hungary Government Bond, 7.5%, due 11/12/20	6,436,374

		India (4.3%)
INR	50,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/17	1,025,263
INR	125,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/18	2,563,020
INR	175,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/19	3,589,924

		Total India (Cost: $7,754,568)	7,178,207

		Indonesia (8.7%)
IDR	60,000,000,000	Indonesia Treasury Bond, 6.25%, due 04/15/17	6,947,190
IDR	59,000,000,000	Indonesia Treasury Bond, 8.25%, due 07/15/21	7,601,873

		Total Indonesia (Cost: $14,757,301)	14,549,063

		Malaysia (5.0%)
MYR	19,955,000	Malaysia Government Bond, 4.16%, due 07/15/21	6,722,129
MYR	5,000,000	Malaysia Government Bond, 4.392%, due 04/15/26	1,702,539

		Total Malaysia (Cost: $8,262,422)	8,424,668

		Mexico (8.0%)
MXN	97,905,400	Mexican Bonos de Desarrollo, 7.75%, due 12/14/17	8,266,090
MXN	71,000,000	America Movil S.A.B. de C.V., 8.46%, due 12/18/36	5,123,662

		Total Mexico (Cost: $14,304,829)	13,389,752

		Nigeria (Cost: $2,497,961) (1.4%)
NGN	490,000,000	Nigeria Treasury Bond, 10%, due 07/23/30	2,290,154

		Philippines (Cost: $6,132,180) (3.8%)
PHP	243,000,000	Philippine Government Bond, 8%, due 07/19/31	6,450,298

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

October 31, 2011

Principal Amount		Fixed Income Securities	Value

		Poland (7.5%)
PLN	6,200,000	Poland Government Bond, 5%, due 04/25/16	$1,948,312
PLN	33,817,000	Poland Government Bond, 5.75%, due 09/23/22	10,657,557

		Total Poland (Cost: $13,364,771)	12,605,869

		Russia (Cost: $9,554,978) (5.2%)
RUB	274,450,000	Vnesheconombank, 7.9%, due 03/18/21 (1)	8,752,027

		Serbia (1.0%)
	$1,002,845	UniCredit Bank AG, Credit Linked Note dated 05/10/11 with reference to Republic of Serbia, 10%, due 04/01/14	973,261
	601,980	UniCredit Bank AG, Credit Linked Note dated 03/31/11 with reference to Republic of Serbia, 10%, due 04/01/14	619,498

		Total Serbia (Cost: $1,626,891)	1,592,759

		South Africa (8.1%)
ZAR	39,300,000	Eskom Holdings SOC, Ltd., 9.25%, due 04/20/18	5,234,271
ZAR	55,810,000	South Africa Government Bond, 10.5%, due 12/21/26	8,370,621

		Total South Africa (Cost: $14,774,391)	13,604,892

		South Korea (Cost: $12,295,040) (7.0%)
KRW	13,000,000,000	Korea Treasury Bond, 4.25%, due 12/10/12	11,817,246

		Turkey (Cost: $9,798,332) (6.1%)
TRY	17,180,000	Turkey Government Bond, 10.5%, due 01/15/20	10,263,894

		Total Fixed Income Securities (Cost: $166,923,017) (93.6%)	157,353,744

		Total Investments (Cost: $166,923,017) (93.6%)	157,353,744
		Excess of Other Assets over Liabilities (6.4%)	10,734,998

		Total Net Assets (100.0%)	$168,088,742

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

BRL	- Brazilian Real.
CNY	- Chinese Yuan.
COP	- Colombian Peso.
EUR	- Euro Currency.
GHS	- Ghana Cedi.
HUF	- Hungarian Forint.
IDR	- Indonesian Rupiah.
INR	- Indian Rupee.
KRW	- South Korean Won.
MXN	- Mexican Peso.
MYR	- Malaysian Ringgit.
NGN	- Nigeria Naira.
PHP	- Philippines Peso.
PLN	- Polish Zloty.
RUB	- Russian Ruble.
TRY	- New Turkish Lira.
ZAR	- South African Rand.
Reg.	S - Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2011.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $12,388,197 or 7.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Banks	9.3%
Electric	13.6
Foreign Government Bonds	61.9
Real Estate	5.7
Telecommunications	3.1

Total	93.6%

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value

	Bank Loans (5.8% of Net Assets)

	Automotive (1.7%)
$997,500	Chrysler Group LLC Term Loan, 7.4%, due 04/28/17 (1)(2)	$940,543

	Electric Utilities (2.5%)
1,942,083	Texas Competitive Electric Holding Co. LLC, (B1), 11%, due 10/10/17 (1)(2)	1,319,645

	Hotels, Restaurants & Leisure (1.6%)
1,000,000	Harrahs Operating Company (Loan Agreement), 8.73%, due 01/28/15 (1)(2)	880,000

	Total Bank Loans (Cost: $3,559,339)	3,140,188

	Corporate Bonds (74.5%)

	Advertising (1.3%)
740,000	Visant Corp., 10%, due 10/01/17	717,800

	Airlines (5.4%)
825,000	Air Canada, (144A), 9.25%, due 08/01/15 (3)	782,183
700,000	American Airlines, Inc., (144A), 7.5%, due 03/15/16 (3)	603,750
500,000	Delta Air Lines, Inc., (144A), 9.5%, due 09/15/14 (3)	527,500
985,000	United Air Lines, Inc., (144A), 9.875%, due 08/01/13 (3)	1,031,787

	Total Airlines	2,945,220

	Auto Parts & Equipment (3.8%)
495,000	Cooper-Standard Automotive, Inc., 8.5%, due 05/01/18 (4)	519,750
750,000	Goodyear Tire & Rubber Co. (The), 8.25%, due 08/15/20	804,375
150,000	Tenneco, Inc., 6.875%, due 12/15/20	153,750
300,000	UCI International, Inc., 8.625%, due 02/15/19	291,750
280,000	Visteon Corp., (144A), 6.75%, due 04/15/19 (3)	273,000

	Total Auto Parts & Equipment	2,042,625

	Banks (7.0%)
250,000	Ally Financial, Inc., 7.5%, due 09/15/20	252,500
600,000	CIT Group, Inc., (144A), 5.25%, due 04/01/14 (3)	592,500
350,000	CIT Group, Inc., (144A), 6.625%, due 04/01/18 (3)	357,000
140,000	CIT Group, Inc., (144A), 7%, due 05/04/15 (3)	140,000
2,025,000	Fleet Capital Trust V, 1.35%, due 12/18/28 (5)	1,244,913
980,000	JP Morgan Chase Capital XIII, 1.319%, due 09/30/34 (4)(5)	668,021
550,000	Provident Funding Associates, (144A), 10.25%, due 04/15/17 (3)	539,000

	Total Banks	3,793,934

	Coal (1.1%)
555,000	Arch Coal, Inc., 8.75%, due 08/01/16	599,400

	Commercial Services (1.7%)
555,000	Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, 10.25%, due 12/01/17 (4)	538,350
320,000	United Rentals North America, Inc., 10.875%, due 06/15/16	361,600

	Total Commercial Services	899,950

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Diversified Financial Services (0.3%)
$245,000	Credit Suisse AG/Guernsey, 0.976%, due 05/29/49 (4)(5)	$160,669

	Electric (7.5%)
450,000	Calpine Construction Finance Co., LP/CCFC Finance Corp., (144A), 8%, due 06/01/16 (3)	479,250
500,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B, 7.67%, due 11/08/16 (6)	290,000
1,055,000	Edison Mission Energy, 7%, due 05/15/17	738,500
1,266,583	Mirant Mid Atlantic Pass Through Trust, Series C, 10.06%, due 12/30/28	1,320,413
550,000	NRG Energy, Inc., (144A), 7.625%, due 01/15/18 (3)	556,875
577,000	PNM Resources, Inc., 9.25%, due 05/15/15	652,010

	Total Electric	4,037,048

	Entertainment (1.7%)
240,000	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	256,200
625,000	Regal Cinemas Corp., 8.625%, due 07/15/19	669,531

	Total Entertainment	925,731

	Environmental Control (0.3%)
175,000	Casella Waste Systems, Inc., 7.75%, due 02/15/19	168,438

	Food (0.7%)
380,000	JBS USA LLC/JBS USA Finance, Inc., (144A), 7.25%, due 06/01/21 (3)	361,000

	Forest Products & Paper (1.0%)
435,000	Sappi Papier Holding GMBH, (144A), 6.625%, due 04/15/21 (3)	395,850
190,000	Verso Paper Holdings LLC / Verso Paper, Inc., 8.75%, due 02/01/19	137,750

	Total Forest Products & Paper	533,600

	Gas (2.9%)
650,000	Sabine Pass LNG LP, 7.25%, due 11/30/13	650,000
420,000	Sabine Pass LNG LP, 7.5%, due 11/30/16	413,700
605,000	Southern Union Co., 7.2%, due 11/01/66 (5)	520,300

	Total Gas	1,584,000

	Healthcare-Products (1.5%)
800,000	Accellent, Inc., 8.375%, due 02/01/17 (4)	816,000

	Healthcare-Services (5.3%)
1,000,000	HCA, Inc., 7.875%, due 02/15/20	1,087,500
120,000	HCA, Inc., 8%, due 10/01/18	125,100
815,000	Tenet Healthcare Corp., 6.875%, due 11/15/31 (4)	668,300
75,000	Tenet Healthcare Corp., 10%, due 05/01/18	86,063
265,000	Universal Health Services, Inc., 7%, due 10/01/18	274,937
580,000	Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc., 7.75%, due 02/01/19 (4)	577,825
55,000	Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc., 8%, due 02/01/18	56,031

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Healthcare-Services (Continued)
$13,000	Vanguard Health Systems, Inc. 0.0% , due 02/01/16	$8,613

	Total Healthcare-Services	2,884,369

	Home Builders (1.3%)
625,000	K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16	535,938
200,000	Shea Homes LP/Shea Homes Funding Corp., (144A), 8.625%, due 05/15/19 (3)	181,000

	Total Home Builders	716,938

	Household Products/Wares (2.0%)
640,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, (144A), 7.125%, due 04/15/19 (3)	652,800
200,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, (144A), 8.25%, due 02/15/21 (3)	182,500
250,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, (144A), 9%, due 04/15/19 (3)	240,625

	Total Household Products/Wares	1,075,925

	Lodging (0.7%)
300,000	CityCenter Holdings LLC/CityCenter Finance Corp., (144A), 7.625%, due 01/15/16 (3)	307,500
75,000	MGM Resorts International, 9%, due 03/15/20	82,500

	Total Lodging	390,000

	Media (6.7%)
840,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7%, due 01/15/19	871,500
720,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., (144A), 8.625%, due 11/15/17 (3)	756,000
625,000	DCP LLC/DCP Corp., (144A), 10.75%, due 08/15/15 (3)	537,500
775,000	McClatchy Co. (The), 11.5%, due 02/15/17	765,312
675,000	Univision Communications, Inc., (144A), 7.875%, due 11/01/20 (3)	681,750

	Total Media	3,612,062

	Mining (0.7%)
400,000	FMG Resources August 2006 PTY, Ltd., (144A), 7%, due 11/01/15 (3)	394,000

	Oil & Gas (5.1%)
500,000	Chaparral Energy, Inc., 8.875%, due 02/01/17 (4)	510,000
1,525,000	OPTI Canada, Inc. (Canada), 8.25%, due 12/15/14 (6)	979,812
530,000	Parker Drilling Co., 9.125%, due 04/01/18	555,175
400,000	Quicksilver Resources, Inc., 8.25%, due 08/01/15 (4)	418,000
250,000	Quicksilver Resources, Inc., 11.75%, due 01/01/16 (4)	282,500

	Total Oil & Gas	2,745,487

	Packaging & Containers (3.3%)
250,000	Ardagh Packaging Finance PLC, (144A), 9.125%, due 10/15/20 (3)	252,500

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Packaging & Containers (Continued)
$250,000	Berry Plastics Corp., 8.25%, due 11/15/15	$263,750
675,000	Bway Holding Co., 10%, due 06/15/18	691,875
605,000	Packaging Dynamics Corp., (144A), 8.75%, due 02/01/16 (3)	595,925

	Total Packaging & Containers	1,804,050

	Retail (2.0%)
1,265,000	Sears Holdings Corp., 6.625%, due 10/15/18	1,087,900

	Software (0.8%)
470,000	First Data Corp., (144A), 7.375%, due 06/15/19 (3)	461,775

	Storage/Warehousing (1.2%)
625,000	Mobile Mini, Inc., 7.875%, due 12/01/20	625,000

	Telecommunications (7.3%)
385,000	GCI, Inc., 8.625%, due 11/15/19	412,912
550,000	Intelsat Jackson Holdings S.A., (144A), 7.25%, due 04/01/19 (3)	552,750
500,000	Intelsat Jackson Holdings S.A., 8.5%, due 11/01/19	522,500
775,000	Level 3 Financing, Inc., 4.202%, due 02/15/15 (5)	709,125
750,000	Nextel Communications, Inc., Series C, 5.95%, due 03/15/14	720,000
405,000	Sprint Nextel Corp., 6%, due 12/01/16	352,350
350,000	Windstream Corp., 7%, due 03/15/19	351,750
300,000	Windstream Corp., 7.75%, due 10/15/20	313,500

	Total Telecommunications	3,934,887

	Transportation (1.4%)
660,546	ACL I Corp., (144A), 10.625%, due 02/15/16 (3)	500,410
250,000	Florida East Coast Railway Corp., 8.125%, due 02/01/17	249,375

	Total Transportation	749,785

	Trucking & Leasing (0.5%)
295,000	Maxim Crane Works LP, (144A), 12.25%, due 04/15/15 (3)	268,450

	Total Corporate Bonds (Cost: $42,850,577) (74.5%)	40,336,043

	Municipal Bonds (Cost: $36,937) (0.1%)
30,000	NYC Industrial Development Agency, (144A), 11%, due 03/01/29 (3)	36,608

	Total Fixed Income Securities (Cost: $46,446,853) (80.4%)	43,512,839

Number of Shares	Equity Securities
	Common Stock (Cost: $1,102,355) (0.1%)

	Retail (0.1%)
781	Harry & David Holdings, Inc. (7)	78,100

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value

	Preferred Stock (Cost: $690,000) (1.2%)
	Banking (1.2%)
25,000	Citigroup Capital XIII, 7.785% (4)(5)	$673,250

	Total Equity Securities (Cost: $1,792,355) (1.3%)	751,350

	Money Market Investments
535,000	BlackRock Liquidity Funds TempFund Portfolio — Institutional Class, 0.12%	535,000
535,000	Fidelity Institutional Money Market Portfolio — Class I, 0.1%	535,000

	Total Money Market Investments (Cost: $1,070,000) (2.0%)	1,070,000

Principal Amount	Short Term Investments
	Repurchase Agreement (Cost: $7,669,092) (14.2%)
$7,669,092	State Street Bank & Trust Company, 0.01%, due 11/01/11, (collateralized by $7,825,000 U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $7,824,875) (Total Amount to be Received Upon Repurchase $7,669,094)	7,669,092

	U.S. Treasury Securities (0.8%)
40,000	U.S. Treasury Bill, 0.034%, due 11/10/11 (4)	39,999
65,000	U.S. Treasury Bill, 0.019%, due 11/10/11	65,000
355,000	U.S. Treasury Bill, 0%, due 11/10/11	355,000

	Total U.S. Treasury Securities (Cost: $459,999) (0.8%)	459,999

	Total Short Term Investment (Cost: $9,199,091) (17.0%)	9,199,091

	Total Investments (Cost: $57,438,299) (98.7%)	53,463,280
	Excess of Other Assets over Liabilities (1.3%)	691,433

	Net Assets (100.0%)	$54,154,713

Notes to the Schedule of Investments:

(1)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(2)	Rate stated is the effective yield.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $13,241,788 or 24.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(4)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2).
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2011.
(6)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(7)	Non-income producing security.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2011

Credit Defaulted Swaps — Sell Protection (1)

Notional Amount (2)	Expiration Date	Counterparty	Fixed Deal Receive Rate	Reference Entity	Unrealized (Depreciation)	Premium (Received)	Value (3)
$2,000,000	12/20/16	Barclays Capital Inc.	5.0%	CDX.NA.HY.17	$(7,714)	$(107,500)	$(115,214)
$2,000,000	12/20/16	Barclays Capital Inc.	5.0%	CDX.NA.HY.17	—	(118,750)	(118,750)

					$(7,714)	$(226,250)	$(233,964)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(3)	The values for credit default swap agreements serve as an indicator of the current status of the payments/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Future Contracts
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
SELL
34	30-Year US Treasury Bond Futures	12/20/11	$4,727,063	$(90,822)

			$4,727,063	$(90,822)

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Advertising	1.3%
Airlines	5.4
Automotive	1.7
Auto Parts & Equipment	3.8
Banks	7.0
Coal	1.1
Commercial Services	1.7
Diversified Financial Services	1.5
Electric	7.5
Electric Utilities	2.5
Entertainment	1.7
Environmental Control	0.3
Food	0.7
Forest Products & Paper	1.0
Gas	2.9
Healthcare-Products	1.5
Healthcare-Services	5.3
Home Builders	1.3
Hotels, Restaurants, & Leisure	1.6
Household Products/Wares	2.0
Lodging	0.7
Media	6.7
Mining	0.7
Municipal Bonds	0.1
Oil & Gas	5.1
Packaging & Containers	3.3
Retail	2.1
Software	0.8
Storage/Warehousing	1.2
Telecommunications	7.3
Transportation	1.4
Trucking & Leasing	0.5
Short-Term Investments	17.0

Total	98.7%

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Commercial Mortgage-Backed Securities — Agency (Cost: $279,533) (4.0% of Net Assets)
$262,525	Federal Home Loan Mortgage Corp., Pool #310005, 6.437%, due 11/01/19 (1)	$276,937

	Commercial Mortgage-Backed Securities — Non-Agency (10.2%)
188,662	Credit Suisse First Boston Mortgage Securities Corp. (02-CP3-A3), 5.603%, due 07/15/35	192,198
189,145	Greenwich Capital Commercial Funding Corp. (02-C1-A4), 4.948%, due 01/11/35	192,636
188,236	JP Morgan Chase Commercial Mortgage Securities Corp. (02-C3-A2), 4.994%, due 07/12/35	194,199
122,925	Merrill Lynch Mortgage Trust (02-MW1-A4), 5.619%, due 07/12/34	124,593

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $732,636)	703,626

	Residential Mortgage-Backed Securities — Agency (27.4%)
25,830	Federal Home Loan Mortgage Corp., Pool #1B1010, 2.5%, due 08/01/33 (1)	27,282
64,308	Federal Home Loan Mortgage Corp., Pool #610967, 2.537%, due 04/01/28 (1)	67,055
147,400	Federal Home Loan Mortgage Corp., Pool #780721, 2.375%, due 08/01/33 (1)	154,282
52,898	Federal Home Loan Mortgage Corp., Pool #780833, 2.355%, due 09/01/33 (1)	55,764
33,844	Federal Home Loan Mortgage Corp., Pool #789924, 2.422%, due 11/01/32 (1)	36,419
108,569	Federal National Mortgage Association, Pool #600187, 7%, due 07/01/31	124,194
14,096	Federal National Mortgage Association, Pool #661691, 2.447%, due 10/01/32 (1)	14,702
70,144	Federal National Mortgage Association, Pool #725886, 2.36%, due 05/01/34 (1)	73,778
51,235	Federal National Mortgage Association, Pool #786884, 2.435%, due 08/01/34 (1)	53,577
136,295	Federal National Mortgage Association, Pool #826239, 2.349%, due 07/01/35 (1)	142,367
274,532	Federal National Mortgage Association, Pool #995364, 6%, due 10/01/38	302,157
43,254	Government National Mortgage Association II, Pool #80022, 2.125%, due 12/20/26 (1)	44,700
36,965	Government National Mortgage Association II, Pool #80636, 1.625%, due 09/20/32 (1)	38,658
189,081	Government National Mortgage Association II, Pool #80734, 1.625%, due 09/20/33 (1)	194,744
6,184	Government National Mortgage Association II, Pool #80747, 2.125%, due 10/20/33 (1)	6,428
24,667	Government National Mortgage Association II, Pool #80757, 1.625%, due 10/20/33 (1)	25,623
77,359	Government National Mortgage Association II, Pool #80764, 2.125%, due 11/20/33 (1)	80,423
81,568	Government National Mortgage Association II, Pool #80766, 2.125%, due 11/20/33 (1)	84,800
187,544	Government National Mortgage Association II, Pool #80797, 2%, due 01/20/34 (1)	193,706
78,965	Government National Mortgage Association II, Pool #80869, 2.5%, due 04/20/34 (1)	81,954
76,135	Government National Mortgage Association II, Pool #80937, 2.5%, due 06/20/34 (1)	80,253

	Total Residential Mortgage-Backed Securities — Agency (Cost: $1,771,535)	1,882,866

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (9.6%)
$156,211	Ameriquest Mortgage Securities, Inc. (05-R11-A2C), 0.475%, due 01/25/36 (1)	$152,585
234,904	Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1), 2.136%, due 11/25/32 (1)	211,807
130,077	GMAC Mortgage Corp. Loan Trust (04-J2-A2), 0.745%, due 06/25/34 (1)	128,313
8,380	GMAC Mortgage Corp. Loan Trust (04-JR1-A6), 0.695%, due 12/25/33 (1)	8,329
115,613	Morgan Stanley ABS Capital I (05-WMC6-M1), 0.725%, due 07/25/35 (1)	113,034
50,126	Residential Accredit Loans, Inc. (02-QS16-A2), 0.795%, due 10/25/17 (1)	45,967

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $691,745)	660,035

	Corporate Bonds (23.0%)
	Banks (6.4%)
50,000	Abbey National Treasury Services PLC (United Kingdom), 2.002%, due 04/25/14 (1)	47,081
150,000	Bank of America Corp., 1.848%, due 01/30/14 (1)	142,137
60,000	Goldman Sachs Group, Inc. (The), 1.269%, due 02/07/14 (1)	57,383
50,000	JPMorgan Chase Bank N.A., 0.668%, due 06/13/16 (1)	45,430
150,000	Lloyds TSB Bank PLC (United Kingdom), 2.766%, due 01/24/14 (1)	145,502

	Total Banks	437,533

	Diversified Financial Services (0.8%)
50,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14 (2)	51,625

	Electric (2.2%)
50,000	KCP&L Greater Missouri Operations Co., 11.875%, due 07/01/12	53,376
95,082	Reliant Energy Mid-Atlantic Power Holdings LLC, 9.237%, due 07/02/17	97,221

	Total Electric	150,597

	Pipelines (3.7%)
250,000	El Paso Corp., 7.875%, due 06/15/12	256,250

	Real Estate (3.2%)
105,000	Post Apartment Homes LP, 5.45%, due 06/01/12	106,630
100,000	WEA Finance LLC, (144A), 7.5%, due 06/02/14 (2)	110,723

	Total Real Estate	217,353

	REIT (6.0%)
200,000	Duke Realty LP, 5.4%, due 08/15/14	211,974
30,000	Health Care REIT, Inc., 6%, due 11/15/13	31,512
115,000	Healthcare Realty Trust, Inc., 5.125%, due 04/01/14	118,806
50,000	Liberty Property LP, 6.375%, due 08/15/12	51,542

	Total REIT	413,834

	Telecommunications (0.7%)
50,000	Verizon Communications, Inc., 1.95%, due 03/28/14	51,302

	Total Corporate Bonds (Cost: $1,616,842)	1,578,494

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Municipal Bonds (Cost: $149,006) (2.2%)
$150,000	Illinois State Build America Bonds, 4.071%, due 01/01/14	$154,093

	U.S. Treasury Notes (5.9%)
74,002	U.S. Treasury Inflation Indexed Notes, 1.875%, due 07/15/13 (3)	78,049
321,267	U.S. Treasury Inflation Indexed Notes, 3%, due 07/15/12 (3)	330,679

	Total U.S. Treasury Notes (Cost: $409,722)	408,728

	U.S. Government Agency Obligation (8.3%)
80,000	Federal Farm Credit Bank, 0.47%, due 12/23/13	79,795
80,000	Federal Home Loan Bank, 0.19%, due 08/24/12 (1)	79,959
55,000	Federal Home Loan Banks, 0.31%, due 09/16/13 (1)	54,939
35,000	Federal Home Loan Mortgage Corp., 0.6%, due 10/25/13	34,989
80,000	Federal National Mortgage Association, 0.55%, due 09/06/13	80,002
160,000	Federal National Mortgage Association, 0.6%, due 09/12/13	160,056
80,000	Federal National Mortgage Association, 0.6%, due 03/06/14	79,875

	Total U.S. Government Agency Obligation (Cost: $568,451)	569,615

	Total Fixed Income Securities (Cost: $6,219,470) (90.6%)	6,234,394

Number of Shares	Money Market Investments
65,000	BlackRock Liquidity Funds TempFund Portfolio — Institutional Class, 0.12%	65,000
57,000	Fidelity Institutional Money Market Portfolio — Class I, 0.1%	57,000

	Total Money Market Investments (Cost: $122,000) (1.8%)	122,000

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $211,065) (3.1%)
$211,065	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $220,000 U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $219,996) (Total Amount to be Received Upon Repurchase $211,065)	211,065

	U.S. Government Agency Obligation (Cost: $134,988) (2.0%)
135,000	Federal Home Loan Mortgage Corp., Discount Note, 0.01% , due 12/12/11	134,988

	Total Short-Term Investments (Cost: $468,053) (6.9%)	468,053

	Total Investments (Cost: $6,687,523) (97.5%)	6,702,447
	Excess of Other Assets over Liabilities (2.5%)	171,616

	Net Assets (100.0%)	$6,874,063

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

REIT	- Real Estate Investment Trust.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2011.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $162,348 or 2.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Commercial Mortgage-Backed Securities — Agency	4.0%
Commercial Mortgage-Backed Securities — Non-Agency	10.2
Residential Mortgage-Backed Securities — Agency	27.4
Residential Mortgage-Backed Securities — Non-Agency	9.6
Banks	6.4
Diversified Financial Services	0.8
Electric	2.2
Pipelines	3.7
Real Estate	3.2
REIT	6.0
Telecommunications	0.7
Municipal	2.2
U.S. Treasury	5.9
U.S. Government Agency Obligation	8.3
Short-Term Investments	6.9

Total	97.5%

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value

	Asset-Backed Securities (1.6% of Net Assets)
$8,574,669	CIT Education Loan Trust (07-1-A), (144A), 0.448%, due 03/25/42 (1)(2)	$7,850,073
16,120,000	Educational Funding of the South, Inc. (11-1-A2), 1.068%, due 04/25/35 (1)	14,927,175
16,675,000	EFS Volunteer LLC (10-1-A2), (144A), 1.268%, due 10/25/35 (1)(2)	15,749,804
16,000,000	Panhandle-Plains Higher Education Authority, Inc. (11-1-A3), 1.322%, due 10/01/37 (1)	15,232,847
14,355,000	SLM Student Loan Trust (11-2-A2), 1.445%, due 10/25/34 (1)	14,036,388
18,535,000	U.S. Education Loan Trust LLC (06-2A-A1), (144A), 0.505%, due 03/01/31 (1)(2)	16,423,615

	Total Asset-Backed Securities (Cost: $76,857,053)	84,219,902

	Commercial Mortgage-Backed Securities — Agency (2.0%)
25,890,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K013-A2), 3.974%, due 01/25/21	27,746,173
14,003,490	Federal National Mortgage Association, Pool #FN0003, 4.301%, due 01/01/21	15,375,220
22,691,376	Federal National Mortgage Association, Pool #AL0600, 4.303%, due 07/01/21	24,980,439
20,126,964	Federal National Mortgage Association, Pool #AL0290, 4.446%, due 04/01/21	22,265,232
14,457,241	Federal National Mortgage Association, Pool #AD0791, 4.762%, due 02/01/20 (1)	16,252,336

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $101,307,070)	106,619,400

	Commercial Mortgage-Backed Securities — Non Agency (4.8%)
14,840,000	Banc of America Commercial Mortgage, Inc. (06-3-A4), 5.889%, due 07/10/44 (1)	16,353,635
1,014,203	Banc of America Commercial Mortgage, Inc. (07-4-A4), 5.725%, due 02/10/51 (1)	1,089,172
4,000,000	Banc of America Large Loan, Inc. (10-UB4-A4A), (144A), 5.013%, due 12/20/41 (1)(2)	4,211,107
24,185,000	Bear Stearns Commercial Mortgage Securities (05-T20-A4A), 5.146%, due 10/12/42 (1)	26,610,756
11,643,550	Credit Suisse Mortgage Capital Certificates (06-C5-A3), 5.311%, due 12/15/39	12,326,747
10,301,320	DBRR Trust (11-LC2-A4A), 4.537%, due 05/12/21	10,993,440
38,963,000	Greenwich Capital Commercial Funding Corp. (06-GG7-A4), 5.876%, due 07/10/38 (1)	42,866,781
26,811,600	Greenwich Capital Commercial Funding Corp. (07-GG9-A4), 5.444%, due 03/10/39	28,609,211
35,200,000	GS Mortgage Securities Corp. II (11-GC5-A4), 3.707%, due 08/10/44 (1)	35,554,950
16,530,000	JP Morgan Chase Commercial Mortgage Securities Corp. (06-LDP7-A4), 5.877%, due 04/15/45 (1)	18,388,898
1,150,000	Morgan Stanley Capital I Trust (06-IQ12-A4), 5.332%, due 12/15/43	1,255,780
23,803,000	Morgan Stanley Capital I Trust (07-T25-A3), 5.514%, due 11/12/49 (1)	26,095,372

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Commercial Mortgage-Backed Securities — Non Agency (Continued)
$12,935,000	Morgan Stanley Capital I Trust (07-T27-A4), 5.64%, due 06/11/42 (1)	$14,684,329
5,905,000	Morgan Stanley Capital I Trust (11-C3-A2), 3.224%, due 07/15/49	6,070,378
3,460,000	Morgan Stanley Capital I Trust (11-C3-A4), 4.118%, due 07/15/49	3,560,772
8,645,000	TIAA Seasoned Commercial Mortgage Trust (07-C4-A3), 5.907%, due 08/15/39 (1)	9,329,407

	Total Commercial Mortgage-Backed Securities — Non Agency (Cost: $245,326,514)	258,000,735

	Residential Mortgage-Backed Securities — Agency (49.9%)
788,954	Federal Home Loan Mortgage Corp. (1829-ZB), 6.5%, due 03/15/26	856,838
364,283	Federal Home Loan Mortgage Corp. (2276-ZA), 7%, due 01/15/31	411,318
1,208,789	Federal Home Loan Mortgage Corp. (2367-ZK), 6%, due 10/15/31	1,346,018
11,060,847	Federal Home Loan Mortgage Corp. (2514-PZ), 5.5%, due 10/15/32 (PAC)	12,572,431
27,408,349	Federal Home Loan Mortgage Corp. (2571-PZ), 5.5%, due 02/15/33 (PAC)	30,676,674
5,538,473	Federal Home Loan Mortgage Corp. (2642-AR), 4.5%, due 07/15/23	5,883,225
6,021,275	Federal Home Loan Mortgage Corp. (2647-OV), 0%, due 07/15/33 (P/O)	5,074,672
2,770,605	Federal Home Loan Mortgage Corp. (2649-KX), 5%, due 07/15/33	2,831,976
19,095,629	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	20,019,237
9,791,000	Federal Home Loan Mortgage Corp. (2666-BD), 4.5%, due 08/15/23	10,483,032
5,395,683	Federal Home Loan Mortgage Corp. (2667-TN), 5%, due 07/15/33 (1)	5,663,517
112,601	Federal Home Loan Mortgage Corp. (2672-SH), 7.608%, due 09/15/33 (I/F) (1)	112,751
14,710,235	Federal Home Loan Mortgage Corp. (2700-B), 4.5%, due 11/15/23	15,716,392
26,725,162	Federal Home Loan Mortgage Corp. (2752-GZ), 5%, due 02/15/34 (PAC)	29,693,138
23,000,000	Federal Home Loan Mortgage Corp. (2769-LB), 4%, due 03/15/19 (4)	24,399,426
2,211,945	Federal Home Loan Mortgage Corp. (2770-UT), 4.5%, due 03/15/19	2,220,526
15,000,000	Federal Home Loan Mortgage Corp. (2773-EG), 4.5%, due 04/15/19 (PAC)	16,221,374
180,426	Federal Home Loan Mortgage Corp. (2801-PS), 3.236%, due 05/15/34 (I/F) (1)	165,177
5,401,240	Federal Home Loan Mortgage Corp. (2882-JH), 4.5%, due 10/15/34 (PAC)	5,732,905
2,102,538	Federal Home Loan Mortgage Corp. (2903-PO), 0%, due 11/15/23 (P/O)	1,862,364
5,016,537	Federal Home Loan Mortgage Corp. (2903-ZU), 5%, due 07/15/31	5,091,462
3,297,988	Federal Home Loan Mortgage Corp. (2992-JP), 4.75%, due 06/15/35 (PAC)	3,506,401
10,000,000	Federal Home Loan Mortgage Corp. (2999-ND), 4.5%, due 07/15/20 (PAC)	10,807,903
10,576,599	Federal Home Loan Mortgage Corp. (3014-YH), 4.5%, due 08/15/35 (TAC)	11,230,364
6,974,952	Federal Home Loan Mortgage Corp. (3045-HZ), 4.5%, due 10/15/35	7,476,248
2,136,729	Federal Home Loan Mortgage Corp. (3057-OS), 11.723%, due 10/15/35 (I/F) (1)	2,175,825
50,000,000	Federal Home Loan Mortgage Corp. (3063-YG), 5.5%, due 11/15/35 (PAC)	57,383,305
4,746,590	Federal Home Loan Mortgage Corp. (3111-HK), 5.75%, due 02/15/36 (PAC)	5,336,323

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$29,644,339	Federal Home Loan Mortgage Corp. (3114-KZ), 5%, due 02/15/36	$32,768,575
18,250,000	Federal Home Loan Mortgage Corp. (3146-GE), 5.5%, due 04/15/26	20,504,490
20,679,168	Federal Home Loan Mortgage Corp. (3149-OD), 0%, due 05/15/36 (P/O) (PAC)	17,597,921
8,126,935	Federal Home Loan Mortgage Corp. (3154-B), 5%, due 08/15/32	8,856,722
2,546,792	Federal Home Loan Mortgage Corp. (3259-B), 6%, due 01/15/37	2,572,059
22,817,087	Federal Home Loan Mortgage Corp. (3376-SX), 5.797%, due 10/15/37 (I/O) (I/F) (1)	3,101,027
14,284,524	Federal Home Loan Mortgage Corp. (3379-AB), 6%, due 07/15/36	15,080,700
41,320,920	Federal Home Loan Mortgage Corp. (3410-IS), 6.026%, due 02/15/38 (I/O) (I/F) (1)	5,965,881
26,786,679	Federal Home Loan Mortgage Corp. (3424-BI), 6.556%, due 04/15/38 (I/O) (I/F) (1)	4,499,325
7,964,490	Federal Home Loan Mortgage Corp. (3512-AY), 4%, due 02/15/24	8,849,816
57,393,680	Federal Home Loan Mortgage Corp. (3315-S), 6.166%, due 05/15/37 (I/O) (I/F) (1)	7,503,254
16,511,256	Federal Home Loan Mortgage Corp. (3519-SH), 5.256%, due 07/15/37 (I/O) (I/F) (1)	2,074,707
68,702,474	Federal Home Loan Mortgage Corp. (3531-SC), 6.056%, due 05/15/39 (I/O) (I/F) (1)	8,945,220
15,668,774	Federal Home Loan Mortgage Corp. (3541-SA), 6.506%, due 06/15/39 (I/O) (I/F) (1)	1,701,052
57,216,230	Federal Home Loan Mortgage Corp. (3550-GS), 6.506%, due 07/15/39 (I/O) (I/F) (1)	8,227,068
12,445,543	Federal Home Loan Mortgage Corp. (3551-VZ), 5.5%, due 12/15/32	13,907,188
19,487,669	Federal Home Loan Mortgage Corp. (3557-KB), 4.5%, due 07/15/29	21,139,001
37,500,000	Federal Home Loan Mortgage Corp. (3557-NB), 4.5%, due 07/15/29	40,483,969
24,666,667	Federal Home Loan Mortgage Corp. (3558-KB), 4%, due 08/15/29	26,674,688
45,000,000	Federal Home Loan Mortgage Corp. (3563-BD), 4%, due 08/15/24	47,445,404
25,000,000	Federal Home Loan Mortgage Corp. (3565-XB), 4%, due 08/15/24	26,559,350
7,838,531	Federal Home Loan Mortgage Corp. (3575-D), 4.5%, due 03/15/37	8,321,937
20,115,000	Federal Home Loan Mortgage Corp. (3626-MD), 5%, due 01/15/38 (PAC)	22,536,729
21,317,000	Federal Home Loan Mortgage Corp. (3645-KH), 5.5%, due 08/15/36	22,978,198
20,025,406	Federal Home Loan Mortgage Corp. (3719-PJ), 4.5%, due 09/15/40 (PAC)	21,505,446
67,543,844	Federal Home Loan Mortgage Corp. (3788-SB), 6.237%, due 01/15/41 (I/O) (I/F) (1)	9,416,562
10,470,000	Federal Home Loan Mortgage Corp. (3930-KE), 4%, due 09/15/41 (PAC)	10,850,039
21,136,784	Federal Home Loan Mortgage Corp. (R002-ZA), 5.5%, due 06/15/35	23,716,558
684,244	Federal Home Loan Mortgage Corp., Pool #1B2650, 3.918%, due 11/01/34 (1)	702,357
12,019	Federal Home Loan Mortgage Corp., Pool #755183, 10.046%, due 12/01/15 (1)	12,087
95,902	Federal Home Loan Mortgage Corp., Pool #755363, 2.448%, due 09/01/30 (1)	100,838
118,455	Federal Home Loan Mortgage Corp., Pool #789924, 2.422%, due 11/01/32 (1)	127,465
6,436	Federal Home Loan Mortgage Corp., Pool #846317, 2.396%, due 08/01/26 (1)	6,610
52,687	Federal Home Loan Mortgage Corp., Pool #846510, 2.402%, due 04/01/25 (1)	55,435
105,331	Federal Home Loan Mortgage Corp., Pool #846732, 2.359%, due 01/01/30 (1)	108,795
23,271,672	Federal Home Loan Mortgage Corp., Pool #A88591, 5%, due 09/01/39	25,131,132

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$73,863,878	Federal Home Loan Mortgage Corp., Pool #A91162, 5%, due 02/01/40	$80,804,482
22,856,897	Federal Home Loan Mortgage Corp., Pool #A92195, 5%, due 05/01/40	24,928,303
42,454,045	Federal Home Loan Mortgage Corp., Pool #A97038, 4%, due 02/01/41	44,068,183
54,384	Federal Home Loan Mortgage Corp., Pool #B15322, 5%, due 07/01/19	58,623
57,476	Federal Home Loan Mortgage Corp., Pool #B15490, 5%, due 07/01/19	61,957
166,324	Federal Home Loan Mortgage Corp., Pool #B15557, 5%, due 07/01/19	179,291
75,254	Federal Home Loan Mortgage Corp., Pool #B15802, 5%, due 07/01/19	81,121
291,494	Federal Home Loan Mortgage Corp., Pool #C90552, 6%, due 06/01/22	319,588
1,403,529	Federal Home Loan Mortgage Corp., Pool #G01959, 5%, due 12/01/35	1,508,656
68,553,947	Federal Home Loan Mortgage Corp., Pool #G06173, 4%, due 11/01/40	71,776,785
2,051,571	Federal Home Loan Mortgage Corp., Pool #G11678, 4.5%, due 04/01/20	2,195,395
5,088,483	Federal Home Loan Mortgage Corp., Pool #G12635, 5.5%, due 03/01/22	5,519,944
6,247,826	Federal Home Loan Mortgage Corp., Pool #G12702, 4.5%, due 09/01/20	6,685,824
6,759,691	Federal Home Loan Mortgage Corp., Pool #G13390, 6%, due 01/01/24	7,342,221
52,872	Federal Home Loan Mortgage Corp., Pool #G30194, 6.5%, due 04/01/21	58,394
13,700,755	Federal Home Loan Mortgage Corp., Pool #G30450, 6%, due 01/01/29	14,992,336
13,833,859	Federal Home Loan Mortgage Corp., Pool #G30452, 6%, due 10/01/28	15,137,989
20,328,422	Federal Home Loan Mortgage Corp., Pool #G30454, 5%, due 05/01/29	21,922,932
1,303,645	Federal Home Loan Mortgage Corp., Pool #H82001, 5.5%, due 07/01/37	1,398,516
48,814,525	Federal Home Loan Mortgage Corp., Pool #J13884, 3.5%, due 12/01/25	50,684,734
13,437,379	Federal Home Loan Mortgage Corp., Pool #N70081, 5.5%, due 07/01/38	14,567,685
18,592,657	Federal Home Loan Mortgage Corp., Pool #P51350, 5%, due 03/01/36	19,806,990
1,954,266	Federal National Mortgage Association (95-21-C), 0%, due 05/25/24 (P/O)	1,776,476
3,890,098	Federal National Mortgage Association (07-88-FY), 0.704%, due 09/25/37 (1)	3,886,206
10,183,365	Federal National Mortgage Association (03-112-AN), 4%, due 11/25/18	10,722,590
8,153,639	Federal National Mortgage Association (09-26-KB), 4%, due 04/24/24	8,672,674
19,700,000	Federal National Mortgage Association (09-68-KB), 4%, due 09/25/24	20,844,607
26,860,368	Federal National Mortgage Association (09-71-LB), 4%, due 09/25/29	28,236,728
34,000,000	Federal National Mortgage Association (09-72-AC), 4%, due 09/25/29	35,985,423
50,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41	49,125,000
10,000,000	Federal National Mortgage Association (04-65-LT), 4.5%, due 08/25/24	10,712,748
52,321,128	Federal National Mortgage Association (09-89-BZ), 4.5%, due 11/25/39	55,446,089
37,786,419	Federal National Mortgage Association (09-91-DZ), 4.5%, due 11/25/39	39,365,623
4,871,316	Federal National Mortgage Association (03-117-TG), 4.75%, due 08/25/33 (PAC)	5,281,062
8,000,000	Federal National Mortgage Association (04-68-LC), 5%, due 09/25/29	8,913,891
340,149	Federal National Mortgage Association (05-1-GZ), 5%, due 02/25/35	339,767
18,391,591	Federal National Mortgage Association (07-74-AC), 5%, due 08/25/37	20,575,868
38,417,332	Federal National Mortgage Association (09-3-SH), 5.205%, due 06/25/37 (I/O) (I/F) (1)	3,737,238
18,793,596	Federal National Mortgage Association (09-6-SD), 5.305%, due 02/25/39 (I/O) (I/F) (1)	2,350,365
26,814,520	Federal National Mortgage Association (03-54-PG), 5.5%, due 09/25/32 (PAC)	28,453,005
48,225,926	Federal National Mortgage Association (05-117-LC), 5.5%, due 11/25/35 (PAC)	52,730,454
2,398,185	Federal National Mortgage Association (07-33-KP), 5.5%, due 04/25/37 (TAC)	2,439,343
28,670,737	Federal National Mortgage Association (07-B2-ZA), 5.5%, due 06/25/37	33,355,490

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$38,382,483	Federal National Mortgage Association (08-68-SA), 5.725%, due 08/25/38 (I/O) (I/F) (1)	$5,038,591
74,006,721	Federal National Mortgage Association (08-66-SG), 5.825%, due 08/25/38 (I/O) (I/F) (1)	10,188,646
32,755,496	Federal National Mortgage Association (08-13-SB), 5.995%, due 03/25/38 (I/O) (I/F) (1)	5,517,588
1,183,260	Federal National Mortgage Association (01-40-Z), 6%, due 08/25/31	1,308,612
9,766,020	Federal National Mortgage Association (07-61-AB), 6%, due 01/25/36	10,216,426
4,490,525	Federal National Mortgage Association (07-64-AN), 6%, due 09/25/36	4,782,088
64,649,263	Federal National Mortgage Association (10-99-NI), 6%, due 09/25/40 (I/O)	11,499,307
54,188,717	Federal National Mortgage Association (08-1-AI), 6.005%, due 05/25/37 (I/O) (I/F) (1)	6,344,892
31,904,321	Federal National Mortgage Association (07-56-SG), 6.165%, due 06/25/37 (I/O) (I/F) (1)	4,273,845
27,191,978	Federal National Mortgage Association (07-21-SE), 6.195%, due 03/25/37 (I/O) (I/F) (1)	2,976,247
24,632,518	Federal National Mortgage Association (07-20-SI), 6.205%, due 03/25/37 (I/O) (I/F) (1)	3,197,311
14,221,704	Federal National Mortgage Association (08-35-SD), 6.205%, due 05/25/38 (I/O) (I/F) (1)	2,062,358
55,447,689	Federal National Mortgage Association (07-103-AI), 6.255%, due 03/25/37 (I/O) (I/F) (1)	7,763,048
15,927,967	Federal National Mortgage Association (07-65-S), 6.355%, due 07/25/37 (I/O) (I/F) (1)	2,025,265
72,302,694	Federal National Mortgage Association (07-58-SV), 6.505%, due 06/25/37 (I/O) (I/F) (1)	10,094,288
35,730,457	Federal National Mortgage Association (09-51-SA), 6.505%, due 07/25/39 (I/O) (I/F) (1)	5,347,420
12,890,607	Federal National Mortgage Association (09-47-SV), 6.505%, due 07/25/39 (I/O) (I/F) (1)	1,631,144
45,751,163	Federal National Mortgage Association (08-23-SB), 6.605%, due 04/25/38 (I/O) (I/F) (1)	7,747,273
2,500,051	Federal National Mortgage Association (04-52-SW), 6.855%, due 07/25/34 (I/O) (I/F) (1)	368,657
10,849,925	Federal National Mortgage Association (09-72-JS), 7.005%, due 09/25/39 (I/O) (I/F) (1)	1,236,122
123,055	Federal National Mortgage Association (G92-29-J), 8%, due 07/25/22	141,390
329,289	Federal National Mortgage Association (93-202-SZ), 10%, due 11/25/23 (I/F) (PAC) (1)	349,703
499,031	Federal National Mortgage Association (06-107-DS), 15.388%, due 11/25/36 (I/F) (1)	505,810
42,591	Federal National Mortgage Association, Pool #124410, 2.308%, due 07/01/22 (1)	43,895
338,945	Federal National Mortgage Association, Pool #254442, 5.5%, due 09/01/17	365,416
908,020	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	990,321
17,613,217	Federal National Mortgage Association, Pool #257536, 5%, due 01/01/29	18,964,481

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$11,821,194	Federal National Mortgage Association, Pool #310033, 6%, due 07/01/47	$12,909,344
47,725	Federal National Mortgage Association, Pool #348025, 2.295%, due 06/01/26 (1)	48,771
30,895,711	Federal National Mortgage Association, Pool #555424, 5.5%, due 05/01/33	33,677,533
3,409,664	Federal National Mortgage Association, Pool #555811, 4%, due 10/01/18	3,624,548
145,798	Federal National Mortgage Association, Pool #655819, 2.254%, due 08/01/32 (1)	146,875
81,006	Federal National Mortgage Association, Pool #661856, 2.413%, due 10/01/32 (1)	80,744
1,223,598	Federal National Mortgage Association, Pool #671133, 5.286%, due 02/01/33 (1)	1,307,758
271,785	Federal National Mortgage Association, Pool #672272, 2.348%, due 12/01/32 (1)	284,716
553,597	Federal National Mortgage Association, Pool #676766, 2.329%, due 01/01/33 (1)	579,533
453,124	Federal National Mortgage Association, Pool #687847, 2.299%, due 02/01/33 (1)	474,736
1,734,865	Federal National Mortgage Association, Pool #692104, 5.054%, due 02/01/33 (1)	1,849,626
877,669	Federal National Mortgage Association, Pool #699866, 2.379%, due 04/01/33 (1)	933,227
516,574	Federal National Mortgage Association, Pool #704454, 2.413%, due 05/01/33 (1)	547,576
784,677	Federal National Mortgage Association, Pool #708820, 4.495%, due 06/01/33 (1)	835,369
1,717,399	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19	1,823,001
445,891	Federal National Mortgage Association, Pool #728824, 2.335%, due 07/01/33 (1)	472,041
2,689,743	Federal National Mortgage Association, Pool #734384, 5.5%, due 07/01/33	2,920,288
99,846	Federal National Mortgage Association, Pool #785677, 5%, due 07/01/19	107,935
1,080,034	Federal National Mortgage Association, Pool #821915, 2.45%, due 06/01/35 (1)	1,137,076
4,789,312	Federal National Mortgage Association, Pool #888593, 7%, due 06/01/37	5,410,051
28,957,755	Federal National Mortgage Association, Pool #889117, 5%, due 10/01/35	31,203,113
21,188,783	Federal National Mortgage Association, Pool #934103, 5%, due 07/01/38	22,602,472
25,352,994	Federal National Mortgage Association, Pool #957876, 4.5%, due 05/01/18 (1)	26,018,180
16,077,385	Federal National Mortgage Association, Pool #979563, 5%, due 04/01/28	17,320,870
6,530,098	Federal National Mortgage Association, Pool #995040, 5%, due 06/01/23	7,014,277
20,934,436	Federal National Mortgage Association, Pool #995425, 6%, due 01/01/24	22,710,593
21,875,494	Federal National Mortgage Association, Pool #995573, 6%, due 01/01/49	23,728,074
34,651,074	Federal National Mortgage Association, Pool #995953, 6%, due 11/01/28	38,007,895
23,827,684	Federal National Mortgage Association, Pool #995954, 6%, due 03/01/29	26,113,652
15,191,798	Federal National Mortgage Association, Pool #AA3303, 5.5%, due 06/01/38	16,367,580
97,201,394	Federal National Mortgage Association, Pool #AB1617, 4%, due 10/01/40	101,983,626
19,050,038	Federal National Mortgage Association, Pool #AC1602, 4.5%, due 09/01/29	20,187,088
50,542,889	Federal National Mortgage Association, Pool #AE0588, 6%, due 08/01/37	56,467,860
41,192,955	Federal National Mortgage Association, Pool #MA0171, 4.5%, due 09/01/29	43,651,661
304,920,000	Federal National Mortgage Association TBA, 3% (5)	312,257,138
356,791	Government National Mortgage Association (03-98-CO), 0%, due 11/20/33 (P/O)	218,078
15,214,700	Government National Mortgage Association (11-70-BO), 0%, due 05/20/41 (P/O)	9,092,948
70,089,083	Government National Mortgage Association (10-116-MP), 3.5%, due 09/16/40 (PAC) (1)	73,611,073
2,545,227	Government National Mortgage Association (03-42-SH), 6.305%, due 05/20/33 (I/O) (I/F) (1)	392,831
43,369,886	Government National Mortgage Association, Pool #782902, 4.5%, due 02/15/40 (1)	47,542,541
98,901	Government National Mortgage Association II, Pool #631684, 7%, due 08/20/34	112,150
108,668	Government National Mortgage Association II, Pool #631700, 7%, due 09/20/34	123,225

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$766,795	Government National Mortgage Association II, Pool #80963, 1.625%, due 07/20/34 (1)	$789,285

	Total Residential Mortgage-Backed Securities — Agency (Cost: $2,465,144,308)	2,663,696,125

	Residential Mortgage-Backed Securities — Non-Agency (37.7%)
41,609,000	Accredited Mortgage Loan Trust (06-1-A4), 0.524%, due 04/25/36 (1)	12,890,427
4,000,000	Accredited Mortgage Loan Trust (06-2-A4), 0.504%, due 09/25/36 (1)	1,190,204
20,194,000	ACE Securities Corp. (07-ASP1-A2C), 0.504%, due 03/25/37 (1)	7,998,320
12,000,000	ACE Securities Corp. (07-ASP1-A2D), 0.624%, due 03/25/37 (1)	4,718,772
4,883,091	Adjustable Rate Mortgage Trust (04-5-3A1), 4.636%, due 04/25/35 (1)	4,225,533
14,379,490	Adjustable Rate Mortgage Trust (05-12-2A1), 2.978%, due 03/25/36 (1)	8,962,700
64,289,000	Adjustable Rate Mortgage Trust (06-2-1A4), 5.44%, due 05/25/36 (1)	41,843,010
9,304,578	Adjustable Rate Mortgage Trust (07-1-5A1), 0.394%, due 03/25/37 (1)(3)	3,716,502
10,636,754	American Home Mortgage Assets (05-2-2A1A), 3.011%, due 01/25/36 (1)(3)	5,638,490
3,181,540	American Home Mortgage Assets (06-3-2A11), 1.17%, due 10/25/46 (1)	1,605,356
60,718,620	American Home Mortgage Assets (07-1-A1), 0.93%, due 02/25/47 (1)	27,233,977
1,318,541	American Home Mortgage Assets (07-2-A1), 0.37%, due 03/25/47 (1)	713,215
9,867,262	Asset-Backed Securities Corp. Home Equity (06-HE1-A3), 0.444%, due 01/25/36 (1)	7,085,178
38,250,493	Asset-Backed Securities Corp. Home Equity (06-HE7-A4), 0.384%, due 11/25/36 (1)	16,318,789
52,114,000	Asset-Backed Securities Corp. Home Equity (07-HE1-A4), 0.385%, due 12/25/36 (1)	22,440,393
1,150,722	Banc of America Funding Corp. (04-B-3A1), 2.994%, due 12/20/34 (1)	654,266
4,537,420	Banc of America Funding Corp. (05-B-3A1B), 0.554%, due 04/20/35 (1)	3,222,843
3,463,049	Banc of America Funding Corp. (06-7-1A4), 6%, due 09/25/36 (TAC) (1)	2,865,479
24,294,000	Banc of America Funding Corp. (06-D-1A2), 0.524%, due 05/20/36 (1)	5,509,231
6,097,438	Banc of America Funding Corp. (09-R14A-2A), (144A), 14.566%, due 07/26/35 (I/F) (1)(2)	6,755,881
9,293,253	BCAP LLC Trust (11-RR2-3A6), (144A), 2.894%, due 11/21/35 (1)(2)	8,089,767
2,164,693	BCAP LLC Trust (11-RR3-1A5), (144A), 5.412%, due 05/27/37 (1)(2)	2,084,928
2,483,865	BCAP LLC Trust (11-RR3-5A3), (144A), 4.734%, due 11/27/37 (1)(2)	2,209,349
10,780,458	BCAP LLC Trust (11-RR4-1A3), (144A), 2.903%, due 03/26/36 (1)(2)	9,486,803
10,277,500	BCAP LLC Trust (11-RR4-2A3), (144A), 5.431%, due 06/26/47 (1)(2)	9,198,363
17,222,828	BCAP LLC Trust (11-RR4-3A3), (144A), 5.549%, due 07/26/36 (1)(2)	15,414,431
19,104,858	BCAP LLC Trust (11-RR5-1A3), (144A), 5.363%, due 03/26/37 (1)(2)	17,242,135
5,244,045	BCAP LLC Trust (11-RR5-2A3), (144A), 4.993%, due 06/26/37 (1)(2)	4,888,796
2,427,361	Bear Stearns Adjustable Rate Mortgage Trust (04-12-1A1), 2.725%, due 02/25/35 (1)	1,817,876
8,396,576	Bear Stearns Adjustable Rate Mortgage Trust (06-2-2A1), 2.799%, due 07/25/36 (1)	4,371,518
2,319,878	Bear Stearns Alt-A Trust (06-3-1A1), 0.434%, due 05/25/36 (1)	938,507
11,955,071	Bear Stearns Alt-A Trust (06-3-23A1), 2.899%, due 05/25/36 (1)(3)	6,250,489
1,670,661	Bear Stearns Alt-A Trust (06-4-32A1), 2.865%, due 07/25/36 (1)	785,210
4,172,670	Bear Stearns Alt-A Trust (06-8-1A1), 0.404%, due 06/25/46 (1)(3)	1,457,050

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$18,924,061	Bear Stearns Alt-A Trust (06-8-2A1), 4.007%, due 08/25/46 (1)(3)	$7,487,437
1,296,991	Bear Stearns Mortgage Funding Trust (06-AR3-1A1), 0.425%, due 10/25/36 (1)	793,538
5,463,985	Bear Stearns Mortgage Funding Trust (07-AR4-1A1), 0.444%, due 09/25/47 (1)	3,088,167
4,943,459	Centex Home Equity (03-C-M1), 0.944%, due 09/25/33 (1)	3,363,164
6,941,667	Chaseflex Trust (05-1-1A5), 6.5%, due 02/25/35	6,069,273
24,227,000	Chaseflex Trust (06-1-A3), 6.127%, due 06/25/36 (1)	20,781,409
7,014,887	Citicorp Mortgage Securities, Inc. (07-4-3A1), 5.5%, due 05/25/37	6,197,379
16,300,000	Citicorp Residential Mortgage Securities, Inc. (06-2-A4), 5.775%, due 09/25/36 (1)	15,801,676
9,239,711	Citigroup Mortgage Loan Trust, Inc. (07-12-2A1), (144A), 6.5%, due 10/25/36 (2)	6,214,121
50,000,000	Citigroup Mortgage Loan Trust, Inc. (07-AMC3-A2B), 0.425%, due 03/25/37 (1)	23,707,730
4,910,654	CitiMortgage Alternative Loan Trust (05-A1-2A1), 5%, due 07/25/20 (3)	4,618,160
1,748,772	Countrywide Alternative Loan Trust (05-27-1A2), 1.63%, due 08/25/35 (1)	1,062,388
11,322,280	Countrywide Alternative Loan Trust (05-76-1A1), 1.71%, due 01/25/36 (1)	7,699,703
810,708	Countrywide Alternative Loan Trust (05-84-1A1), 2.889%, due 02/25/36 (1)	455,240
19,048,610	Countrywide Alternative Loan Trust (05-85CB-2A3), 5.5%, due 02/25/36	14,089,305
4,954,349	Countrywide Alternative Loan Trust (05-J1-2A1), 5.5%, due 02/25/25	4,677,172
3,568,549	Countrywide Alternative Loan Trust (05-J5-1A1), 0.544%, due 05/25/35 (1)	3,150,888
9,707,164	Countrywide Alternative Loan Trust (06-39CB-1A6), 0.844%, due 01/25/37 (1)(3)	4,661,351
37,801,369	Countrywide Alternative Loan Trust (06-43CB-1A12), 5.75%, due 02/25/37	25,404,206
26,941,143	Countrywide Alternative Loan Trust (06-6CB-1A4), 5.5%, due 05/25/36	19,040,356
8,230,256	Countrywide Alternative Loan Trust (06-J3-3A1), 5.5%, due 04/25/21 (3)	7,465,607
9,786,410	Countrywide Alternative Loan Trust (06-OA6-1A1A), 0.454%, due 07/25/46 (1)	5,575,385
13,090,654	Countrywide Alternative Loan Trust (06-OC3-2A3), 0.535%, due 04/25/36 (1)(3)	2,875,441
4,880,203	Countrywide Alternative Loan Trust (07-16CB-3A1), 6.75%, due 08/25/37	2,572,452
31,721,100	Countrywide Alternative Loan Trust (07-19-1A34), 6%, due 08/25/37	21,855,886
16,672,465	Countrywide Alternative Loan Trust (07-9T1-2A3), 6%, due 05/25/37	10,510,155
7,615,961	Countrywide Alternative Loan Trust (07-9T1-3A1), 5.5%, due 05/25/22 (3)	6,130,624
14,260,000	Countrywide Asset-Backed Certificates (06-BC5-2A3), 0.414%, due 03/25/37 (1)	8,977,293
841,511	Countrywide Home Loans Mortgage Pass Through Trust (03-J4-1A1), 4.5%, due 06/25/33 (PAC)	847,762
38,635,859	Countrywide Home Loans Mortgage Pass Through Trust (04-13-1A3), 5.5%, due 08/25/34	38,604,835
9,229,923	Countrywide Home Loans Mortgage Pass Through Trust (04-29-3A1), 2.938%, due 02/25/35 (1)	4,572,601
153,685	Countrywide Home Loans Mortgage Pass Through Trust (05-8R-A4), 6%, due 10/25/34	153,733
29,706,294	Countrywide Home Loans Mortgage Pass Through Trust (05-9-1A1), 0.544%, due 05/25/35 (1)	17,666,006
14,451,188	Countrywide Home Loans Mortgage Pass Through Trust (06-HYB3-1A1B), 2.859%, due 05/20/36 (1)	6,584,525
10,054,804	Countrywide Home Loans Mortgage Pass Through Trust (06-HYB5-1A1), 2.801%, due 09/20/36 (1)	5,476,204
32,000,000	Countrywide Home Loans Mortgage Pass Through Trust (07-1-A8), 6%, due 03/25/37	27,899,405

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$11,136,769	Countrywide Home Loans Mortgage Pass Through Trust (07-10-A21), 6%, due 07/25/37 (TAC) (3)	$8,572,673
26,859,557	Countrywide Home Loans Mortgage Pass Through Trust (07-8-1A24), 6%, due 01/25/38 (3)	21,438,146
494,804	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	498,061
17,166,022	Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1), 6.5%, due 01/25/36 (1)(3)	11,107,223
6,029,927	Credit Suisse First Boston Mortgage Securities Corp. (05-8-5A1), 18.852%, due 09/25/35 (I/F) (1)	7,351,652
14,550,037	Credit Suisse First Boston Mortgage Securities Corp. (05-9-3A2), 6%, due 10/25/35	8,431,805
19,481,395	Credit Suisse Mortgage Capital Certificates (06-6-1A1), 0.744%, due 07/25/36 (TAC) (1)(3)	8,855,307
19,814,502	Credit Suisse Mortgage Capital Certificates (06-9-5A1), 5.5%, due 11/25/36 (3)	16,772,223
32,764,778	Credit Suisse Mortgage Capital Certificates (06-9-6A14), 6%, due 11/25/36 (3)	27,485,324
22,286,545	Credit Suisse Mortgage Capital Certificates (07-1-1A6A), 5.863%, due 02/25/37 (1)	11,125,773
12,540,145	Credit Suisse Mortgage Capital Certificates (07-1-5A4), 6%, due 02/25/37	10,450,330
34,615,000	Credit Suisse Mortgage Capital Certificates (07-2-3A4), 5.5%, due 03/25/37	30,010,755
17,448,279	Credit-Based Asset Servicing and Securitization LLC (06-CB6-A1), 0.324%, due 07/25/36 (1)	8,959,552
31,942,090	Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4), 0.404%, due 10/25/36 (1)	11,457,864
3,953,003	Credit-Based Asset Servicing and Securitization LLC (07-CB4-A2A), 5.844%, due 04/25/37 (1)	3,913,398
18,830,560	CSAB Mortgage Backed Trust (06-2-A6A), 5.72%, due 09/25/36 (1)	12,760,473
45,570,779	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust (07-AR3-2A2A), 0.425%, due 06/25/37 (1)	24,864,602
50,000,000	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust (07-AR3-2A4), 0.594%, due 06/25/37 (1)	14,529,065
19,203,680	Downey Savings & Loan Association Mortgage Loan Trust (06-AR2-2A1A), 0.444%, due 11/19/37 (1)	11,343,902
7,750,000	Fieldstone Mortgage Investment Corp. (07-1-2A2), 0.514%, due 04/25/47 (1)	3,445,394
24,265,295	First Franklin Mortgage Loan Asset Backed Certificates (06-FF13-A2D), 0.485%, due 10/25/36 (1)	9,209,318
46,145,000	First Franklin Mortgage Loan Asset Backed Certificates (06-FF18-A2C), 0.404%, due 12/25/37 (1)	17,384,575
21,079,000	First Franklin Mortgage Loan Asset Backed Certificates (06-FF18-A2D), 0.455%, due 12/25/37 (1)	8,016,491
7,500,000	First Franklin Mortgage Loan Asset Backed Certificates (07-FF1-A2C), 0.384%, due 01/25/38 (1)	3,351,476
14,000,000	First Franklin Mortgage Loan Asset Backed Certificates (07-FF1-A2D), 0.464%, due 01/25/38 (1)	5,514,838
22,251,400	Fremont Home Loan Trust (06-1-2A3), 0.424%, due 04/25/36 (1)	16,624,288
18,475,000	Fremont Home Loan Trust (06-2-2A3), 0.415%, due 02/25/36 (1)	8,917,513

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$21,500,000	Fremont Home Loan Trust (06-3-2A4), 0.484%, due 02/25/37 (1)	$9,262,839
16,741,233	Fremont Home Loan Trust (06-D-2A2), 0.374%, due 11/25/36 (1)	6,922,113
2,627,103	GMAC Mortgage Corp. Loan Trust (05-AR1-3A), 3.084%, due 03/18/35 (1)	2,134,684
1,246,491	Greenpoint Mortgage Funding Trust (05-AR3-1A1), 0.485%, due 08/25/45 (1)	793,067
17,487,383	GSAA Home Equity Trust (06-13-AF4), 6.118%, due 07/25/36 (1)	10,419,549
19,857,150	GSAA Home Equity Trust (06-15-AF5), 6.191%, due 09/25/36 (1)	10,650,198
5,150,014	GSAA Home Equity Trust (06-16-A1), 0.304%, due 10/25/36 (1)	2,047,841
4,163,329	GSAA Home Equity Trust (06-19-A1), 0.335%, due 12/25/36 (1)	1,455,450
2,926,881	GSAA Home Equity Trust (07-4-A1), 0.344%, due 03/25/37 (1)	1,100,601
30,790,000	GSAA Home Equity Trust (07-6-1A2), 0.465%, due 05/25/47 (1)	17,041,923
10,000,000	GSAA Home Equity Trust (07-6-A4), 0.545%, due 05/25/47 (1)	5,703,677
19,830,780	GSAMP Trust (06-HE4-A2C), 0.394%, due 06/25/36 (1)	12,007,716
36,149,190	GSAMP Trust (06-HE5-A2C), 0.394%, due 08/25/36 (1)	15,773,663
10,000,000	GSAMP Trust (06-HE6-A3), 0.394%, due 08/25/36 (1)	3,884,679
36,311,609	GSR Mortgage Loan Trust (06-6F-2A3), 6%, due 07/25/36	29,861,306
40,000,000	GSR Mortgage Loan Trust (07-3F-3A7), 6%, due 05/25/37	37,498,360
2,572,936	Harborview Mortgage Loan Trust (04-10-3A1A), 2.808%, due 01/19/35 (1)	1,854,274
24,539,138	Harborview Mortgage Loan Trust (06-8-2A1A), 0.435%, due 07/21/36 (1)	14,109,921
15,630,342	Homebanc Mortgage Trust (05-3-A1), 0.484%, due 07/25/35 (1)	11,592,101
20,722,243	Household Home Equity Loan Trust (06-2-A1), 0.394%, due 03/20/36 (1)	19,328,826
4,950,000	Household Home Equity Loan Trust (07-2-A4), 0.544%, due 07/20/36 (1)	3,801,961
9,910,082	HSBC Asset Loan Obligation (07-AR1-2A1), 3.891%, due 01/25/37 (1)	5,178,018
170,416	Impac CMB Trust (05-1-1A1), 0.764%, due 04/25/35 (1)	124,812
13,736,066	Indymac Index Mortgage Loan Trust (05-AR23-6A1), 5.125%, due 11/25/35 (1)(3)	9,500,329
11,229,767	Indymac Index Mortgage Loan Trust (05-AR7-2A1), 2.489%, due 06/25/35 (1)	8,287,010
10,405,447	Indymac Index Mortgage Loan Trust (06-AR19-4A1), 4.793%, due 08/25/36 (1)(3)	6,092,471
21,418,725	Indymac Index Mortgage Loan Trust (06-AR39-A1), 0.425%, due 02/25/37 (1)	9,873,036
58,711	Indymac Index Mortgage Loan Trust (07-AR11-1A1), 4.513%, due 06/25/37 (1)(3)	29,966
20,445,201	Indymac Index Mortgage Loan Trust (07-AR13-4A1), 4.918%, due 07/01/37 (1)(3)	10,260,612
13,104,121	Indymac Index Mortgage Loan Trust (07-AR5-1A1), 4.943%, due 05/25/37 (1)(3)	6,026,449
18,875,615	Indymac Index Mortgage Loan Trust (07-AR5-2A1), 4.828%, due 05/25/37 (1)(3)	9,670,431
20,437,905	JP Morgan Alternative Loan Trust (06-A2-5A1), 5.63%, due 05/25/36 (1)	11,489,434
30,203,234	JP Morgan Alternative Loan Trust (06-A4-A8), 6.2%, due 09/25/36 (1)	22,427,532
11,380,937	JP Morgan Alternative Loan Trust (08-R2-A1), (144A), 6%, due 11/25/36 (2)	8,689,551
16,837,285	JP Morgan Alternative Loan Trust (08-R4-1A1), (144A), 6%, due 12/27/36 (2)	13,626,369
10,143,000	JP Morgan Mortgage Acquisition Corp. (06-CH2-AF4), 5.763%, due 10/25/36	5,843,160
28,257,000	JP Morgan Mortgage Acquisition Corp. (07-CH4-A4), 0.404%, due 05/25/37 (1)	11,645,784
1,298,797	JP Morgan Mortgage Trust (05-A6-7A1), 2.717%, due 08/25/35 (1)	901,007
2,990,838	Lehman Mortgage Trust (05-1-4A3), 0.594%, due 11/25/35 (1)	2,797,728
1,087,577	Lehman Mortgage Trust (05-1-4A4), 18.989%, due 11/25/35 (I/F) (1)	1,251,314
4,868,394	Lehman Mortgage Trust (05-1-6A1), 5%, due 11/25/20	4,619,519
10,539,122	Lehman Mortgage Trust (05-2-5A5), 5.75%, due 12/25/35	8,366,946
11,150,641	Lehman Mortgage Trust (06-5-1A1), 6%, due 09/25/36	7,454,928
11,772,751	Lehman Mortgage Trust (07-10-4A1), 6%, due 01/25/27 (3)	10,284,133

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$4,540,056	Lehman Mortgage Trust (07-8-2A1), 6.5%, due 09/25/37	$3,536,395
90,301	Lehman XS Trust (06-10N-1A3A), 0.455%, due 07/25/46 (1)	46,873
11,990,000	Lehman XS Trust (06-12N-A31A), 0.444%, due 08/25/46 (1)	4,599,001
20,318,090	Lehman XS Trust (06-13-1A2), 0.414%, due 09/25/36 (1)(3)	11,879,485
20,394,659	Lehman XS Trust (06-13-1A3), 0.534%, due 09/25/36 (1)(3)	5,043,681
22,041,762	Lehman XS Trust (06-19-A2), 0.414%, due 12/25/36 (1)(3)	12,823,260
21,464,781	Lehman XS Trust (06-9-A1B), 0.404%, due 05/25/46 (1)(3)	11,985,152
10,163,521	Lehman XS Trust (07-14H-A211), 0.731%, due 07/25/47 (1)(3)	4,709,368
45,785,961	Long Beach Mortgage Loan Trust (06-3-2A3), 0.424%, due 05/25/46 (1)	15,917,462
9,887,907	Long Beach Mortgage Loan Trust (06-3-2A4), 0.514%, due 05/25/46 (1)	3,657,842
22,921,785	Long Beach Mortgage Loan Trust (06-6-2A4), 0.494%, due 07/25/36 (1)	7,495,699
29,708,299	Long Beach Mortgage Loan Trust (06-7-2A4), 0.484%, due 08/25/36 (1)	11,547,538
10,450,000	MASTR Adjustable Rate Mortgages Trust (07-HF2-A2), 0.794%, due 09/25/37 (1)	1,333,430
11,466,397	MASTR Alternative Loans Trust (05-4-1A1), 6.5%, due 05/25/35	9,783,561
103,211	MASTR Alternative Loans Trust (06-2-2A1), 0.644%, due 03/25/36 (1)(3)	24,126
37,286,000	MASTR Asset Backed Securities Trust (06-HE5-A3), 0.404%, due 11/25/36 (1)	13,859,396
1,073,400	MASTR Asset Securitization Trust (03-8-1A1), 5.5%, due 09/25/33	1,071,264
26,142	MASTR Seasoned Securitization Trust (04-1-4A1), 2.697%, due 10/25/32 (1)	22,243
1,656,148	Merrill Lynch Alternative Note Asset (07-A1-A3), 0.404%, due 01/25/37 (1)	555,286
49,234,000	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C), 0.494%, due 04/25/37 (1)	20,186,186
12,134,000	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D), 0.584%, due 04/25/37 (1)	4,909,805
50,110,000	Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3), 0.405%, due 07/25/37 (1)	21,704,665
16,899,799	Merrill Lynch Mortgage Investors Trust (06-A1-1A1), 2.785%, due 03/25/36 (1)	9,923,317
43,772,535	Morgan Stanley Capital, Inc. (06-HE5-A2C), 0.384%, due 08/25/36 (1)	21,921,373
23,213,103	Morgan Stanley Capital, Inc. (07-HE2-A2B), 0.334%, due 01/25/37 (1)	9,369,807
9,202,600	Morgan Stanley Home Equity Loan Trust (07-2-A4), 0.594%, due 04/25/37 (1)	2,838,821
27,454,632	Morgan Stanley Mortgage Loan Trust (06-11-1A2), 6.354%, due 08/25/36 (1)	13,115,380
24,176,737	Morgan Stanley Mortgage Loan Trust (06-15XS-A4A), 6.2%, due 11/25/36 (1)	12,300,229
4,953,958	Morgan Stanley Mortgage Loan Trust (07-2AX-2A1), 0.334%, due 12/25/36 (1)	1,647,295
4,723,784	Morgan Stanley Mortgage Loan Trust (07-7AX-2A1), 0.364%, due 04/25/37 (1)	1,693,033
736,414	MortgageIT Trust (05-4-A1), 0.525%, due 10/25/35 (1)	424,440
15,387,041	New Century Home Equity Loan Trust (05-2-M1), 0.674%, due 06/25/35 (1)	12,776,089
394,035	Nomura Asset Acceptance Corp. (06-AR4-A1A), 0.414%, due 12/25/36 (1)(3)	150,491
12,469,381	Novastar Home Equity Loan (06-1-A2C), 0.405%, due 05/25/36 (1)	3,937,220
49,246,994	Opteum Mortgage Acceptance Corp. (06-1-2A1), 5.75%, due 04/25/36 (1)	45,334,753
4,619,763	Opteum Mortgage Acceptance Corp. (06-2-A1C), 0.515%, due 07/25/36 (1)	2,030,303
19,300,000	Ownit Mortgage Loan Asset Backed Certificates (06-3-A2D), 0.514%, due 03/25/37 (1)	7,255,188
18,200,000	Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C), 0.404%, due 09/25/37 (1)	7,442,075
21,342,084	Prime Mortgage Trust (06-1-1A1), 5.5%, due 06/25/36 (1)(3)	16,981,772

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$14,266,674	RBSGC Mortgage Pass Through Certificates (08-B-A1), (144A), 6%, due 06/25/37 (2)	$11,252,140
5,105,984	Residential Accredit Loans, Inc. (05-QS7-A1), 5.5%, due 06/25/35	4,134,316
39,150,571	Residential Accredit Loans, Inc. (06-Q07-2A1), 1.08%, due 09/25/46 (1)	19,448,786
20,869,218	Residential Accredit Loans, Inc. (06-QA10-A2), 0.425%, due 12/25/36 (1)(3)	9,290,496
12,522,830	Residential Accredit Loans, Inc. (06-QO1-3A1), 0.514%, due 02/25/46 (1)	5,924,378
11,367,055	Residential Accredit Loans, Inc. (06-QS5-A5), 6%, due 05/25/36 (3)	7,433,259
22,393,542	Residential Accredit Loans, Inc. (06-QS7-A3), 6%, due 06/25/36 (3)	13,196,223
9,946,947	Residential Accredit Loans, Inc. (07-QS6-A45), 5.75%, due 04/25/37 (3)	6,114,068
410,307	Residential Accredit Loans, Inc. (07-QS8-A10), 6%, due 06/25/37	290,067
8,367,439	Residential Funding Mortgage Securities I (06-S10-1A1), 6%, due 10/25/36 (3)	6,774,496
3,392,230	Residential Funding Mortgage Securities I (06-S9-A3), 5.75%, due 09/25/36 (PAC)	3,131,507
30,000,000	Residential Funding Mortgage Securities I (07-S2-A9), 6%, due 02/25/37	23,861,460
3,800,000	Securitized Asset Backed Receivables LLC Trust (06-NC1-A3), 0.515%, due 03/25/36 (1)	1,479,047
50,754,170	Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2), 0.474%, due 02/25/37 (1)	16,936,540
19,000,000	Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B), 0.384%, due 01/25/37 (1)	6,636,928
35,523,926	SG Mortgage Securities Trust (07-NC1-A2), (144A), 0.484%, due 12/25/36 (1)(2)	15,900,268
10,400,000	Soundview Home Equity Loan Trust (06-OPT4-2A4), 0.474%, due 06/25/36 (1)	3,755,852
22,900,000	Soundview Home Equity Loan Trust (06-OPT5-2A4), 0.484%, due 07/25/36 (1)	7,658,653
4,000,000	Soundview Home Equity Loan Trust (07-OPT3-2A4), 0.494%, due 08/25/37 (1)	1,500,276
21,091,254	Structured Adjustable Rate Mortgage Loan Trust (05-23-3A1), 5.579%, due 01/25/36 (1)	14,285,950
9,126,000	Structured Adjustable Rate Mortgage Loan Trust (06-3-4A), 5.482%, due 04/25/36 (1)(3)	6,130,956
8,347,769	Structured Adjustable Rate Mortgage Sarm (07-5-3A1), 5.755%, due 06/25/37 (1)	5,767,615
53,879,227	Structured Asset Mortgage Investments, Inc. (07-AR6-A1), 1.73%, due 08/25/47 (1)	26,372,319
1,100,557	Structured Asset Securities Corp. (03-10-A), 6%, due 04/25/33	1,152,075
676,029	WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A), 0.555%, due 01/25/45 (1)	528,472
4,370,193	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2), 5.75%, due 02/25/36	3,486,269
6,528,296	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1), 0.844%, due 07/25/36 (1)(3)	3,169,386
28,762,488	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-AR4-DA), 1.2%, due 06/25/46 (1)	11,600,587
11,020,981	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-5-A6), 6%, due 06/25/37	7,479,187
13,076,898	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA1-2A), 0.95%, due 12/25/46 (1)	5,278,092
12,602,955	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA2-2A), 0.93%, due 01/25/47 (1)	4,852,409

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$7,000,000	Washington Mutual Asset-Backed Certificates (06-HE3-2A3), 0.404%, due 08/25/36 (1)	$2,387,191
12,059,000	Washington Mutual Asset-Backed Certificates (07-HE3-2A4), 0.534%, due 05/25/47 (1)	4,098,153
11,000,000	Washington Mutual Asset-Backed Certificates (07-HE4-2A3), 0.415%, due 07/25/47 (1)	3,860,791
25,353,957	Washington Mutual Mortgage Pass-Through Certificates (06-AR9-2A), 1.07%, due 11/25/46 (1)	9,781,856
17,431,602	Washington Mutual Mortgage Pass-Through Certificates (07-HY5-2A5), 5.663%, due 05/25/37 (1)	10,671,717
31,453,644	Wells Fargo Alternative Loan Trust (07-PA3-2A4), 6%, due 07/25/37	25,163,984
21,249,000	Wells Fargo Mortgage Backed Securities Trust (07-10-1A32), 6%, due 07/25/37	19,549,144
33,329,029	Wells Fargo Mortgage Loan Trust (10-RR4-1A2), (144A), 5.311%, due 12/27/46 (1)(2)	14,910,954

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $2,112,053,540)	2,011,110,845

	U.S. Treasury Bonds (Cost: $55,300,781) (1.0%)
45,000,000	U.S. Treasury Bond, 4.375%, due 05/15/41	55,237,500

	U.S. Treasury Notes (4.2%)
109,413,410	U.S. Treasury Inflation Indexed Note, 3%, due 07/15/12 (6)	112,618,895
25,000,000	U.S. Treasury Note, 2.125%, due 08/15/21	24,890,625
80,935,000	U.S. Treasury Note, 2.625%, due 08/15/20	85,152,442

	Total U.S. Treasury Notes (Cost: $217,078,681)	222,661,962

	Total Fixed Income Securities (Cost: $5,273,067,947) (101.2%)	5,401,546,469

Number of Shares	Money Market Investments
3,360	BlackRock Liquidity Funds TempFund Portfolio — Institutional Class, 0.12%	3,360

	Total Money Market Investments (Cost: $3,360) (0.0%)	3,360

Principal Amount	Short-Term Investments	Value
	Repurchase Agreement (Cost: $20,633,425) (0.4%)
$20,633,425	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $21,050,000 U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $21,049,663) (Total Amount to be Received Upon Repurchase $20,633,430)	$20,633,425

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2011

Principal Amount	Short-Term Investments	Value
	U.S. Government Agency Obligations (4.0%)
$54,445,000	Federal Farm Credit Bank Discount Notes, 0.17%, due 08/20/12 (1)	$54,408,577
108,000,000	Federal Home Loan Mortgage Corp. Discount Notes, 0.21%, due 10/12/12 (1)	107,952,588
53,455,000	Federal National Mortgage Association Discount Notes, 0.273%, due 10/18/12 (1)	53,444,513

	Total U.S. Government Agency Obligations (Cost: $215,863,247)	215,805,678

	Total Short Term Investment (Cost: $236,500,032) (4.4%)	236,442,463

	Total Investments (Cost: $5,509,567,979) (105.6%)	5,637,988,932
	Liabilities in Excess of Other Assets (–5.6%)	(300,282,037)

	Net Assets (100.0%)	$5,337,706,895

Notes to the Schedule of Investments:

I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
P/O	- Principal Only Security.
TAC	- Target Amortization Class.
TBA	- To be Announced.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2011.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $190,198,455 or 3.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(4)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(5)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(6)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Asset-Backed Securities	1.6%
Commercial Mortgage-Backed Securities — Agency	2.0
Commercial Mortgage Backed Securities — Non-Agency	4.8
Residential Mortgage-Backed Securities — Agency	49.9
Residential Mortgage-Backed Securities — Non-Agency	37.7
U.S. Government Obligations	5.2
Short-Term Investments	4.4

Total	105.6%

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments	October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Commercial Mortgage-Backed Securities — Non-Agency (9.4% of Net Assets)
$29,144	Banc of America Commercial Mortgage, Inc. (02-2-A3), 5.118%, due 07/11/43	$29,358
40,000	Banc of America Merrill Lynch Commercial Mortgage, Inc. (03-2-A4), 5.061%, due 03/11/41 (1)	42,060
14,937	Bear Stearns Commercial Mortgage Securities (03-T12-A3), 4.24%, due 08/13/39	15,062
11,785	First Union National Bank Commercial Mortgage (02-C1-A2), 6.141%, due 02/12/34	11,812
37,091	GE Capital Commercial Mortgage Corp. (02-1A-A3), 6.269%, due 12/10/35	37,421
47,225	GE Capital Commercial Mortgage Corp. (03-C1-A4), 4.819%, due 01/10/38	48,601
34,671	Merrill Lynch Mortgage Trust (02-MW1-A4), 5.619%, due 07/12/34	35,142
3,168	Morgan Stanley Dean Witter Capital I (01-TOP3-A4), 6.39%, due 07/15/33	3,178
47,246	Morgan Stanley Dean Witter Capital I (02-IQ2-A4), 5.74%, due 12/15/35	47,988
60,000	Salomon Brothers Mortgage Securities VII, Inc. (02-KEY2-A3), 4.865%, due 03/18/36	60,921
43,403	Wachovia Bank Commercial Mortgage Trust (02-C1-A4), 6.287%, due 04/15/34	43,779
19,975	Wachovia Bank Commercial Mortgage Trust (03-C3-A2), 4.867%, due 02/15/35	20,509
20,000	Wachovia Bank Commercial Mortgage Trust (03-C6-A4), 5.125%, due 08/15/35 (1)	21,041

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $421,432)	416,872

	Residential Mortgage-Backed Securities — Agency (11.5%)
103,597	Federal Home Loan Mortgage Corp. (2543-YF), 0.643%, due 03/15/32 (1)(2)	103,629
39,218	Federal Home Loan Mortgage Corp. (2395-FT), 0.693%, due 12/15/31 (1)	39,363
58,972	Federal Home Loan Mortgage Corp. Strip (242-F29), 0.493%, due 11/15/36 (1)	58,915
53,428	Federal National Mortgage Association (05-W3-2AF), 0.465%, due 03/25/45 (1)	53,408
44,434	Federal National Mortgage Association (07-36-F), 0.475%, due 04/25/37 (1)	43,969
29,390	Federal National Mortgage Association (04-W2-1A3F), 0.595%, due 02/25/44 (1)	29,157
13,068	Federal National Mortgage Association (02-87-FB), 0.755%, due 10/25/31 (PAC) (1)	13,084
41,350	Federal National Mortgage Association (01-70-OF), 1.195%, due 10/25/31 (1)	41,985
18,875	Federal National Mortgage Association (93-247-FM), 2.55%, due 12/25/23 (1)	19,535
67,550	Federal National Mortgage Association (10-87-GA), 4%, due 02/25/24	70,309
25,615	Federal National Mortgage Association (03-30-HP), 4.25%, due 07/25/17	26,081
8,735	Federal National Mortgage Association (06-B1-AB), 6%, due 06/25/16	8,739

	Total Residential Mortgage-Backed Securities — Agency (Cost: $499,188)	508,174

	Residential Mortgage-Backed Securities — Non-Agency (20.7%)
16,509	Accredited Mortgage Loan Trust (05-4-A2C), 0.455%, due 12/25/35 (1)	16,209
18,295	Bear Stearns Alt-A Trust (04-13-A1), 0.985%, due 11/25/34 (1)	15,875
44,846	Bombardier Capital Mortgage Securitization Corp. (01-A-A), 6.805%, due 12/15/30	46,814
56,358	Centex Home Equity (05-A-AF5), 5.28%, due 01/25/35 (1)	54,667
43,406	Conseco Financial Corp. (97-7-A9), 7.37%, due 07/15/29	48,087
69,406	Credit-Based Asset Servicing and Securitization LLC (05-CB4-AF3), 5.334%, due 08/25/35 (1)	68,513
54,468	Household Home Equity Loan Trust (05-2-M1), 0.705%, due 01/20/35 (1)	47,552
40,699	HSBC Home Equity Loan Trust (07-2-A2F), 5.69%, due 07/20/36	40,125
48,451	HSBC Home Equity Loan Trust (07-2-A2V), 0.405%, due 07/20/36 (1)	48,173
98,308	JP Morgan Mortgage Trust (05-A6-7A1), 2.717%, due 08/25/35 (1)	68,198

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$46,574	Lehman XS Trust (05-6-1A3), 0.505%, due 11/25/35 (1)	$45,160
72,787	MASTR Seasoned Securitization Trust (04-1-4A1), 2.698%, due 10/25/32 (1)	61,932
61,743	MASTR Seasoned Securitization Trust (05-1-4A1), 2.703%, due 10/25/32 (1)	55,533
45,478	Mid-State Trust (04-1-M1), 6.497%, due 08/15/37	45,610
63,678	NCUA Guaranteed Notes (11-R6-1A), 0.621%, due 05/07/20 (1)(2)	63,708
47,287	Origen Manufactured Housing (05-A-M1), 5.46%, due 06/15/36 (1)	47,936
76,481	Residential Asset Mortgage Products, Inc. (04-SL3-A2), 6.5%, due 12/25/31	76,215
59,721	Wells Fargo Mortgage Backed Securities Trust (03-17-2A10), 5.5%, due 01/25/34	62,874

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $898,543)	913,181

	Corporate Bonds (36.5%)
	Airlines (4.4%)
98,855	Continental Airlines Pass-Through Trust, (00-1-A1), 8.048%, due 05/01/22 (EETC)	104,045
98,247	JetBlue Airways Pass-Through Certificate (04-2-G1), 0.661%, due 02/15/18 (EETC) (1)	89,709

	Total Airlines (Cost: $195,028)	193,754

	Banks (13.4%)
75,000	Abbey National Treasury Services PLC (United Kingdom), 2.002%, due 04/25/14 (1)	70,621
50,000	BAC Capital Trust XV, 1.126%, due 06/01/56 (1)	26,500
80,000	Bank of America N.A., 0.627%, due 06/15/16 (1)	61,985
7,000	Citigroup, Inc., 0.862%, due 08/25/36 (1)	4,598
75,000	Citigroup, Inc., 1.986%, due 05/15/18 (1)	67,170
70,000	City National Corp., 5.125%, due 02/15/13	71,676
75,000	Goldman Sachs Group, Inc. (The), 1.269%, due 02/07/14 (1)	71,729
75,000	JPMorgan Chase Bank N.A., 0.668%, due 06/13/16 (1)	68,145
50,000	Lloyds TSB Bank PLC (United Kingdom), 2.766%, due 01/24/14 (1)	48,501
100,000	National Australia Bank, Ltd. (Australia), 1.111%, due 04/11/14 (1)	99,556

	Total Banks (Cost: $634,537)	590,481

	Diversified Financial Services (3.1%)
70,000	American Express Credit Corp., 7.3%, due 08/20/13	76,693
35,000	Macquarie Group, Ltd., (144A), 7.3%, due 08/01/14 (3)	37,671
23,859	Power Receivable Finance LLC, (144A), 6.29%, due 01/01/12 (3)	23,877

	Total Diversified Financial Services (Cost: $138,730)	138,241

	Gas (Cost: $41,056) (0.9%)
40,000	Sabine Pass LNG LP, 7.25%, due 11/30/13	40,000

	Healthcare-Services (Cost: $50,097) (1.1%)
50,000	Universal Health Services, Inc., 6.75%, due 11/15/11	50,094

	Insurance (3.3%)
70,000	Farmers Insurance Exchange Note, (144A), 6%, due 08/01/14 (3)	76,315
70,000	Nationwide Mutual Insurance Co., (144A), 5.81%, due 12/15/24 (1)(3)	67,567

	Total Insurance (Cost: $141,212)	143,882

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2011

Principal Amount	Fixed Income Securities	Value

	Media (Cost: $22,069) (0.5%)
$20,000	CSC Holdings LLC, 8.5%, due 04/15/14	$21,950

	Real Estate (Cost: $47,370) (1.1%)
45,000	Post Apartment Homes LP, 6.3%, due 06/01/13	47,446

	REIT (7.9%)
50,000	Brandywine Operating Partnership LP, 5.75%, due 04/01/12	50,648
70,000	HCP, Inc., 6%, due 01/30/17	74,647
70,000	Health Care REIT, Inc., 6.2%, due 06/01/16	75,077
50,000	Healthcare Realty Trust, Inc., 5.125%, due 04/01/14	51,655
20,000	Kimco Realty Corp., 4.82%, due 06/01/14	20,939
26,000	Liberty Property LP, 6.375%, due 08/15/12	26,802
50,000	UDR, Inc., 5%, due 01/15/12	50,323

	Total REIT (Cost: $352,381)	350,091

	Telecommunications (Cost: $39,374) (0.8%)
40,000	iPCS, Inc., 2.379%, due 05/01/13 (1)	36,200

	Total Corporate Bonds (Cost: $1,661,854)	1,612,139

	Municipal Bonds (Cost: $75,414) (1.8%)
75,000	State of Illinois, General Obligation, 4.511%, due 03/01/15	78,174

	Total Fixed Income Securities (Cost: $3,556,431) (79.9%)	3,528,540

	Short-Term Investments
	Repurchase Agreement (Cost: 120,024) (2.7%)
120,024	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $125,000 U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $124,998) (Total Amount to be Received Upon Repurchase $120,024)	120,024

	Time Deposit (Cost: 128,985) (3.0%)
128,985	State Street Euro Dollar Time Deposit, Inc., 0.01%, due 11/01/11 (2)	128,985

	U.S. Government Agency Obligations (4.3%)
100,000	Federal Home Loan Mortgage Corp Discount Note, 0.09%, due 03/13/12 (2)	99,985
90,000	Federal Home Loan Mortgage Corp. Discount Note, 0.09%, due 04/02/12 (2)	89,977

	Total U.S. Government Agency Obligations (Cost: 189,932)	189,962

	Total Short-Term Investment (Cost: $438,941) (10.0%)	438,971

	Total Investments (Cost: $3,995,372) (89.9%)	3,967,511
	Excess of Other Assets over Liabilities (10.1%)	443,233

	Net Assets (100.0%)	$4,410,744

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Notes to the Schedule of Investments:

EETC	- Enhanced Equipment Trust Certificate.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2011.
(2)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $205,430 or 4.7% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

Total Return Swaps (1)
Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation	Premium Paid	Value
$2,057,277	11/22/11	Credit Suisse First Boston Corp.	3-Month U.S. Treasury Bills	Credit Suisse Custom 24 Total Return Index	$64,593	$—	$64,593
$2,208,238	11/22/11	Citigroup Global Markets	3-Month U.S. Treasury Bills	Citi Custom Civics H Total Return Index	69,132	—	69,132

Total					$133,725	$—	$133,725

(1)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Investments by Industry October 31, 2011

Industry	Percentage of Net Assets
Airlines	4.4%
Banks	13.4
Commercial Mortgage Backed Securities	9.4
Diversified Financial Services	3.1
Gas	0.9
Healthcare-Services	1.1
Insurance	3.3
Media	0.5
Municipal Bonds	1.8
Real Estate	1.1
REIT	7.9
Residential Mortgage Backed Securities — Agency	11.5
Residential Mortgage Backed Securities — Non-Agency	20.7
Telecommunications	0.8
Short-Term Investments	10.0

Total	89.9%

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2011

	TCW Money Market Fund		TCW Core Fixed Income Fund		TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$64,682		$528,635		$2,775,620	$157,354
Repurchase Agreements, at Value	43,026	(2)	—		—	—
Foreign Currency, at Value	—		—		789 (3)	17 (3)
Receivable for Securities Sold	—		5,412		135,115	9,809
Receivable for When-Issued Securities	—		20,557		—	—
Receivable for Fund Shares Sold	—		5,801		27,841	429
Interest and Dividends Receivable	360		2,521		51,868	3,773
Cash Collateral on Deposit at Broker	—		—		16,930	—
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—		—		3,950	—

Total Assets	108,068		562,926		3,012,113	171,382

LIABILITIES
Distributions Payable	—		1,241		13,327	637
Payable for Securities Purchased	1,001		9,861		154,268	984
Payable for When-Issued Securities	—		79,064		—	—
Payable for Fund Shares Redeemed	—	(4)	212		4,516	53
Disbursements in Excess of Available Cash	—		—		—	1,481
Accrued Directors’ Fees and Expenses	5		5		5	5
Accrued Compliance Expense	—	(4)	—	(4)	5	— (4)
Accrued Management Fees	8		122		1,701	68
Accrued Distribution Fees	—		40		196	14
Other Accrued Expenses	47		133		648	51

Total Liabilities	1,061		90,678		174,666	3,293

NET ASSETS	$107,007		$472,248		$2,837,447	$168,089

NET ASSETS CONSIST OF:
Paid-in Capital	$107,066		$454,647		$2,917,551	$178,990
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency	(60)		6,000		4,173	(574)
Unrealized Appreciation (Depreciation) of Investments and Foreign Currency	—		12,280		(68,737)	(9,690)
Undistributed (Overdistributed) Net Investment Income	1		(679)		(15,540)	(637)

NET ASSETS	$107,007		$472,248		$2,837,447	$168,089

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$107,007		$264,366		$1,861,675	$99,529

N Class Share			$207,882		$975,772	$68,560

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	107,065,883		24,257,045		220,848,964	10,060,659

N Class Share			19,055,352		90,299,251	6,932,169

NET ASSET VALUE PER SHARE: (6)
I Class Share	$1.00		$10.90		$8.43	$9.89

N Class Share			$10.91		$10.81	$9.89

(1)	The identified cost for the TCW Money Market Fund, the TCW Core Fixed Income Fund, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund at October 31, 2011 was $64,682, $516,355, $2,848,102 and $166,923, respectively.
(2)	The identified cost was $43,026.
(3)	The identified cost for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund at October 31, 2011 was $845 and $18, respectively.
(4)	Amount rounds to less than $1.
(5)	The number of authorized shares with a par value of $0.001 per share, for the TCW Money Market Fund is 5,000,000,000 for the I Class shares, the TCW Core Fixed Income Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Emerging Markets Income Fund is 2,000,000,000 for each of the I Class and N Class shares and the TCW Emerging Markets Local Currency Income Fund is 1,667,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2011

	TCW High Yield Bond Fund		TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$45,794		$6,702		$5,637,989
Repurchase Agreements, at Value	7,669	(2)
Receivable for Securities Sold	—		4		25,171
Receivable for Fund Shares Sold	880		188		19,743
Interest and Dividends Receivable	901		40		21,852
Receivable for Swap Agreements Sold	204		—		—

Total Assets	55,448		6,934		5,704,755

LIABILITIES
Distributions Payable	311		11		29,691
Payable for Securities Purchased	144		—		14,708
Payable for When-Issued Securities	—		—		310,139
Payable for Fund Shares Redeemed	418		—	(3)	9,315
Accrued Directors’ Fees and Expenses	5		5		5
Accrued Compliance Expense	—	(3)	—	(3)	5
Accrued Management Fees	32		2		1,593
Accrued Distribution Fees	2		—		445
Payable for Daily Variation Margin on Open Financial Futures Contracts	73		—		—
Open Swap Agreements, at Value	234		—		—
Other Accrued Expenses	74		42		1,147

Total Liabilities	1,293		60		367,048

NET ASSETS	$54,155		$6,874		$5,337,707

NET ASSETS CONSIST OF:
Paid-in Capital	$57,999		$14,300		$5,179,566
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts and Options Written	294		(7,493)		10,886
Unrealized Appreciation (Depreciation) of Investments, Futures Contracts and Swap Agreements	(4,074)		14		128,421
Undistributed (Overdistributed) Net Investment Income	(64)		53		18,834

NET ASSETS	$54,155		$6,874		$5,337,707

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$39,648		$6,874		$3,256,269

N Class Share	$14,507				$2,081,438

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	6,620,101		783,643		333,664,646

N Class Share	2,408,133				206,276,061

NET ASSET VALUE PER SHARE: (5)
I Class Share	$5.99		$8.77		$9.76

N Class Share	$6.02				$10.09

(1)	The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2011 was $49,769, $6,688 and $5,509,568, respectively.
(2)	The identified cost was $7,669.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares, with a par value of $0.001 per share, for the TCW High Yield Bond Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Short Term Bond Fund is 1,666,000,000 for the I Class shares, and the TCW Total Return Bond Fund is 1,666,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Consolidated Statement of Assets and Liabilities	October 31, 2011

	TCW Enhanced Commodity Strategy Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$3,968
Cash	280
Receivable from Investment Advisor	13
Interest and Dividends Receivable	24
Open Swap Agreements, at Value	134
Cash Collateral Held for Open Swap Agreements	132

Total Assets	4,551

LIABILITIES
Interest and Dividends Payable	—	(2)
Accrued Directors’ Fees and Expenses	4
Accrued Distribution Fees	—	(2)
Other Accrued Expenses	136

Total Liabilities	140

NET ASSETS	$4,411

NET ASSETS CONSIST OF:
Paid-in Capital	$5,043
Accumulated Net Realized (Loss) on Investments	(738)
Unrealized Appreciation of Investments and Swap Agreements	106
Overdistributed Net Investment Income	—	(2)

NET ASSETS	$4,411

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$2,647

N Class Share	$1,764

CAPITAL SHARES OUTSTANDING (3)
I Class Share	303,309

N Class Share	202,073

NET ASSET VALUE PER SHARE (4)
I Class Share	$8.73

N Class Share	$8.73

(1)	The identified consolidated cost for the TCW Enhanced Commodity Strategy Fund $3,995 at October 31, 2011.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Enhanced Commodity Strategy Fund is 2,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2011

	TCW Money Market Fund		TCW Core Fixed Income Fund	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund (1)
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$383		$13,133	$175,091	(2)	$4,197	(2)

Total	383		13,133	175,091		4,197

Expenses:
Management Fees	291		1,386	15,732		474
Accounting Services Fees	16		48	282		8
Administration Fees	17		46	249		12
Transfer Agent Fees:
I Class	19		67	505		14
N Class	—		121	486		12
Custodian Fees	20		72	547		63
Professional Fees	51		72	57		12
Directors’ Fees and Expenses	17		17	17		19
Registration Fees:
I Class	25		32	140		26
N Class	—		36	154		50
Distribution Fees:
N Class	—		392	1,985		62
Compliance Expense	—	(3)	4	56		1
Shareholder Reporting Expense	—	(3)	12	14		12
Other	31		68	250		6

Total	487		2,373	20,474		771

Less Expenses Borne by Investment Advisor:
I Class	180		200	—		24
N Class	—		115	—		122

Net Expenses	307		2,058	20,474		625

Net Investment Income	76		11,075	154,617		3,572

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investments	(2)		8,214	(28,991	) (4)	(1,823	) (4)
Foreign Currency	—		73	117		168
In-kind Redemptions				(4,495)
Change in Unrealized Appreciation (Depreciation) on:
Investments	—		(3,235)	(108,542)		(9,569	) (5)
Foreign Currency	—		(110)	3,694		(121)

Net Realized and Unrealized Gain (Loss)	(2)		4,942	(138,217)		(11,345)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74		$16,017	$16,400		$(7,773)

(1)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011.
(2)	Net of foreign taxes withheld. Total amounts withheld for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund $1,086 and $229, respectively.
(3)	Amount rounds to less than $1.
(4)	Net of capital gain withholding taxes. Total amounts withheld for the TCW Emerging Markets Income Fund and TCW Emerging Markets Local Currency Income Fund were $503 and $315, respectively.
(5)	Net of unrealized capital gain withholding taxes. Total amount unrealized was $15.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2011

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$7,261	$603	$363,553
Dividends	65 (1)	—	—

Total	7,326	603	363,553

Expenses:
Management Fees	685	88	26,263
Accounting Services Fees	52	4	683
Administration Fees	17	8	591
Transfer Agent Fees:
I Class	37	12	1,215
N Class	32	—	975
Custodian Fees	33	27	137
Professional Fees	40	67	357
Directors’ Fees and Expenses	17	17	17
Registration Fees:
I Class	21	11	144
N Class	22	—	162
Distribution Fees:
N Class	78	—	5,239
Compliance Expense	2	— (2)	64
Shareholder Reporting Expense	8	—	55
Other	27	17	925

Total	1,071	251	36,827

Less Expenses Borne by Investment Advisor:
I Class	—	139	4,925
N Class	57	—	2,502

Net Expenses	1,014	112	29,400

Net Investment Income	6,312	491	334,153

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investments	6,957	(90)	41,560
Futures Contracts	(450)	—	—
Options Written	53	—	—
Change in Unrealized (Depreciation) on:
Investments	(9,995)	(224)	(209,679)
Futures Contracts	(91)	—	—
Swap Agreements	(8)	—	—

Net Realized and Unrealized (Loss)	(3,534)	(314)	(168,119)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,778	$177	$166,034

(1)	Net of foreign taxes withheld. Total amount withheld for the TCW High Yield Bond Fund was less than $1.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Consolidated Statement of Operations

TCW Enhanced Commodity Strategy Fund (1)
Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$61

Total Income	61

Expenses:
Management Fee	17
Accounting Services Fees	16
Administration Fees	11
Transfer Agent Fees:
I Class Share	9
N Class Share	6
Custodian Fees	13
Professional Fees	51
Directors’ Fees and Expenses	7
Registration Fees:
I Class Share	— (2)
N Class Share	— (2)
Distribution Fees:
N Class Share	3
Shareholder Reporting Expense	13
Other	11

Total	157

Less Expenses Waived/Reimbursed	110
Less Expenses Borne by Investment Advisor:
I Class Share	14
N Class Share	14

Net Expenses	19

Net Investment Income	42

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investments	8
Swap Agreements	(745)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(28)
Swap Agreements	134

Net Realized and Unrealized (Loss)	(631)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(589)

(1)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Money Market Fund		TCW Core Fixed Income Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$76	$206	$11,075	$15,529
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2)	(19)	8,287	11,467
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	—	—	(3,345)	823

Increase in Net Assets Resulting from Operations	74	187	16,017	27,819

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(76)	(244)	(7,400)	(11,120)
N Class	—	—	(5,822)	(5,070)
Distributions from Net Realized Gain:
I Class	—	—	(3,526)	(1,739)
N Class	—	—	(2,775)	(704)

Total Distributions to Shareholders	(76)	(244)	(19,523)	(18,633)

NET CAPITAL SHARE TRANSACTIONS
I Class	(62,032)	(45,594)	68,811	(35,225)
N Class	—	—	67,615	61,537

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(62,032)	(45,594)	136,426	26,312

Increase (Decrease) in Net Assets	(62,034)	(45,651)	132,920	35,498
NET ASSETS
Beginning of Year	169,041	214,692	339,328	303,830

End of Year	$107,007	$169,041	$472,248	$339,328

Undistributed (Overdistributed) Net Investment Income	$1	$1	$(1,241)	$(439)

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund(1)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$154,617	$30,136	$3,572
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(33,369)	30,803	(1,655)
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(104,848)	32,076	(9,690)

Increase (Decrease) in Net Assets Resulting from Operations	16,400	93,015	(7,773)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(92,113)	(18,341)	(2,185)
N Class	(53,598)	(11,695)	(1,387)
Distributions from Net Realized Gain:
I Class	(12,079)	(207)	—
N Class	(5,725)	(23)	—

Total Distributions to Shareholders	(163,515)	(30,266)	(3,572)

NET CAPITAL SHARE TRANSACTIONS
I Class	1,330,391	482,682	105,951
N Class	533,311	460,777	73,483

Increase in Net Assets Resulting from Net Capital Shares Transactions	1,863,702	943,459	179,434

Increase in Net Assets	1,716,587	1,006,208	168,089
NET ASSETS
Beginning of Year	1,120,860	114,652	—

End of Year	$2,837,447	$1,120,860	$168,089

Undistributed (Overdistributed) Net Investment Income	$(15,540)	$(1,864)	$(637)

(1)	For the period December 15, 2010 (commencement of operations) through October 31, 2011.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW High Yield Bond Fund		TCW Short Term Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$6,312	$11,113	$491	$2,391
Net Realized Gain (Loss) on Investments, Futures Contracts and Options Written	6,560	12,642	(90)	(6,960)
Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	(10,094)	(2,002)	(224)	9,923

Increase in Net Assets Resulting from Operations	2,778	21,753	177	5,354

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(4,464)	(6,531)	(689)	(2,879)
N Class	(2,253)	(4,189)	—	—

Total Distributions to Shareholders	(6,717)	(10,720)	(689)	(2,879)

NET CAPITAL SHARE TRANSACTIONS
I Class	(34,197)	(8,288)	(68,463)	21,430
N Class	(32,091)	(9,684)	—	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(66,288)	(17,972)	(68,463)	21,430

Increase (Decrease) in Net Assets	(70,227)	(6,939)	(68,975)	23,905
NET ASSETS
Beginning of Year	124,382	131,321	75,849	51,944

End of Year	$54,155	$124,382	$6,874	$75,849

Undistributed (Overdistributed) Net Investment Income	$(64)	$142	$53	$219

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Total Return Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$334,153	$445,860
Net Realized Gain on Investments	41,560	333,621
Change in Unrealized Appreciation (Depreciation) on Investments	(209,679)	(239,399)

Increase in Net Assets Resulting from Operations	166,034	540,082

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(215,213)	(318,633)
N Class	(137,633)	(173,595)
Distributions from Net Realized Gain:
I Class	(79,026)	—
N Class	(52,956)	—

Total Distributions to Shareholders	(484,828)	(492,228)

NET CAPITAL SHARE TRANSACTIONS
I Class	260,862	(4,744,691)
N Class	(1,336)	(1,159,586)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	259,526	(5,904,277)

Decrease in Net Assets	(59,268)	(5,856,423)
NET ASSETS
Beginning of Year	5,396,975	11,253,398

End of Year	$5,337,707	$5,396,975

Overdistributed Net Investment Income	$741	$(23,947)

See accompanying notes to financial statements.

TCW Funds, Inc.

Consolidated Statement of Changes in Net Assets

TCW Enhanced Commodity Strategy Fund (1)
Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$42
Net Realized (Loss) on Investments	(737)
Change in Unrealized Appreciation on Investments	106

(Decrease) in Net Assets Resulting from Operations	(589)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(26)
N Class	(18)

Total Distributions to Shareholders	(44)

NET CAPITAL SHARE TRANSACTIONS
I Class	3,026
N Class	2,018

Increase in Net Assets Resulting from Net Capital Share Transactions	5,044

Increase in Net Assets	4,411
NET ASSETS
Beginning of Period	—

End of Period	$4,411

Overdistributed Net Investment Income	$—

(1)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011.

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2011

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 22 no-load mutual funds (the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 8 Fixed Income Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Money Market Fund

TCW Money Market Fund	Seeks current income, preservation of capital and liquidity by investing in high credit quality, short-term money market securities.

Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing in fixed income securities.

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing in debt securities issued by emerging market country governments, their agencies or instrumentalities, or emerging market private corporate issuers.

TCW High Yield Bond Fund	Seeks to maximize current income and achieve above average total return consistent with reasonable risk over a full market cycle by investing in high yield bonds, commonly known as “junk” bonds.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of its net assets in a diversified portfolio of debt securities of varying maturities including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective
TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of its net assets in debt securities. At least 50% of its net assets will be invested in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, the United States Government its agencies, instrumentalities or its sponsored corporations; or privately issued mortgage-backed securities rated Aa3 or higher by Moody’s or AA- or higher by S&P; or other obligations of the United States Government, its agencies, instrumentalities or sponsored corporations; or money market instruments.

Non-Diversified Fixed Income Funds

TCW Emerging Markets Local Currency Income Fund	Seeks high total return from current income and capital appreciation by investing primarily in debt securities issued by emerging market country governments, their agencies or instrumentalities or emerging market private issuers denominated in the local currency of various emerging market countries.

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing in commodity linked derivative instruments backed by a portfolio of fixed income instruments.

The TCW Core Fixed Income Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, the TCW Enhanced Commodity Strategy Fund, the TCW High Yield Bond Fund and the TCW Total Return Bond Fund offer two classes of shares: I Class and N Class. The TCW Money Market Fund and the TCW Short Term Bond Fund offer only the I Class shares. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 5).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Enhanced Commodity Strategy Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in the TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31,

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

2011 were $933 or 21.16% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 1:00 p.m. Pacific Standard/Daylight Time.

Cash and Cash Equivalents:    The Company has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts and do not believe they are exposed to any significant credit risk on such bank deposits.

Investments Valuations:    Securities listed or traded on the New York, NASDAQ or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available are valued at the latest bid price as furnished by independent pricing services or by dealer quotations. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options, swaps, and futures. OTC options are valued using dealer quotations.

The value of securities held in the TCW Money Market Fund, as well as short-term debt securities in other Funds with remaining maturities of 60 days or less at the time of purchase, is determined by using the amortized cost method applied to each individual security which approximates market value.

Other short-term debt securities, other than those securities identified in the preceding paragraph, are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized value using their value on the 61st day prior to maturity.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale, bid or amortized cost prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Money Market Funds.    Money Market funds are open-ended mutual fund that invest in short-term debt securities to extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Municipal Bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage- backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Restricted securities.    Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Bank Loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Credit Default Swaps.    Credit Default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as level 2; otherwise, the fair values would be categorized as Level 3.

Total Return Swaps.    Total return swaps are fair valued using pricing models that take into account among other factor, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of the total return swaps would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Options Contracts.    Exchange listed option contracts traded on securities exchanges are fair value based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

timely, the fair values of exchange listed option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3. Option contracts traded over-the-counter (OTC) are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts based on a given strike price. To the extent that these input are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

The following is a summary of the inputs used as of October 31, 2011 in valuing the TCW Funds:

TCW Money Market Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Short Term Investments*	$2,000,000	$105,708,588	$—	$107,708,588

Total Investments	2,000,000	105,708,588	—	107,708,588

Total	$2,000,000	$105,708,588	$—	$107,708,588

*	See Schedule of Investments for corresponding industries.

TCW Core Fixed Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$85,158,912	$—	$85,158,912
Municipal Bonds	—	17,966,291	—	17,966,291
Foreign Government Bonds	—	1,138,119	—	1,138,119
Commercial Agency Mortgage-Backed Securities	—	10,569,000	—	10,569,000
Commercial Mortgage-Backed Securities	—	41,070,394	—	41,070,394
Residential Non-Agency Mortgage-Backed Securities	—	24,310,877	—	24,310,877
Residential Agency Mortgage-Backed Securities	—	161,910,856	—	161,910,856
U.S. Government Agency Obligation	—	66,447,665	—	66,447,665
U.S. Treasury Bonds	10,740,625	—	—	10,740,625
U.S. Treasury Notes	40,040,912	—	—	40,040,912

Total Fixed Income Securities	50,781,537	408,572,114	—	459,353,651

Money Market Investments	9,290,000	—	—	9,290,000
Short Term Investments*	—	59,991,548	—	59,991,548

Total	$60,071,537	$468,563,662	$—	$528,635,199

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Market Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Agriculture	$—	$36,294,490	$—	$36,294,490
Airlines	—	35,829,412	—	35,829,412
Auto Manufacturers	—	41,004,000	—	41,004,000
Banks	—	584,810,711	—	584,810,711
Building Materials	—	65,732,366	—	65,732,366
Chemicals	—	29,475,000	—	29,475,000
Coal	—	62,313,470	—	62,313,470
Commercial Services	—	40,000,062	—	40,000,062
Diversified Financial Services	—	46,095,341	—	46,095,341
Electric	—	62,479,640	—	62,479,640
Energy-Alternate Sources	—	25,556,522	—	25,556,522
Engineering & Construction	—	46,670,348	—	46,670,348
Foreign Government Bonds	—	566,290,142	—	566,290,142
Holding Companies — Diversified	—	55,940,000	—	55,940,000
Investment Companies	—	110,733,590	—	110,733,590
Iron & Steel	—	55,825,037	—	55,825,037
Machinery — Constr&Mining	—	36,735,000	—	36,735,000
Metal Fabricate & Hardware	—	26,263,983	—	26,263,983
Mining	—	152,613,477	—	152,613,477
Oil & Gas	—	370,633,615	—	370,633,615
Oil & Gas Services	—	16,864,020	—	16,864,020
Real Estate	—	136,635,147	—	136,635,147
Regional (State & Province)	—	42,987,875	—	42,987,875
Telecommunications	—	21,440,000	—	21,440,000
Transportation	—	18,142,500	—	18,142,500

Total Fixed Income Securities	—	2,687,365,748	—	2,687,365,748

Equity Securities
Diversified Financial Services	—	—	—	—

Total Equity Securities	—	—	—	—

Short Term Investment	—	88,253,982	—	88,253,982

Total Investments	$—	$2,775,619,730	$—	$2,775,619,730

Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	3,950,007	—	3,950,007

Total	$—	$2,779,569,737	$—	$2,779,569,737

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Local Currency Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$15,600,923	$—	$15,600,923
Electric	—	22,833,048	—	22,833,048
Foreign Government Bonds	—	104,152,057	—	104,152,057
Real Estate	—	9,644,054	—	9,644,054
Telecommunications	—	5,123,662	—	5,123,662

Total Fixed Income Securities	—	157,353,744	—	157,353,744

Total	$—	$157,353,744	$—	$157,353,744

TCW High Yield Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$3,140,188	$—	$3,140,188
Corporate Bonds*	—	40,336,043	—	40,336,043
Municipal Bonds	—	36,608	—	36,608

Total Fixed Income Securities	—	43,512,839	—	43,512,839

Equity Securities
Common Stock*	—	—	78,100	78,100
Preferred Stock*	673,250	—	—	673,250

Total Equity Securities	673,250	—	78,100	751,350

Money Market Investments	1,070,000	—	—	1,070,000
Short Term Investments	459,999	7,669,092	—	8,129,091

Total Investments	$2,203,249	$51,181,931	$78,100	$53,463,280

Derivatives
Futures Contracts
Interest Rate Risk	$(90,822)	$—	$—	$(90,822)
Swap Agreements
Credit Risk	—	(233,964)	—	(233,964)

Total Derivatives	$(90,822)	$(233,964)	$—	$(324,786)

Total	$2,112,427	$50,947,967	$78,100	$53,138,494

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

TCW Short Term Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Agency Mortgage-Backed Securities	$—	$276,937	$—	$276,937
Commercial Mortgage-Backed Securities	—	703,626	—	703,626
Residential Non-Agency Mortgage-Backed Securities	—	660,035	—	660,035
Residential Agency Mortgage-Backed Securities	—	1,882,866	—	1,882,866
Corporate Bonds*	—	1,578,494	—	1,578,494
Municipal Bonds	—	154,093	—	154,093
U.S. Treasury Notes	408,728	—	—	408,728
U.S. Government Agency Obligation	—	569,615	—	569,615

Total Fixed Income Securities	408,728	5,825,666	—	6,234,394

Money Market Investments	122,000	—	—	122,000
Short-Term Investments	—	346,053	—	346,053

Total Investments	530,728	6,171,719	—	6,702,447

Total	$530,728	$6,171,719	$—	$6,702,447

*	See Schedule of Investments for corresponding industries.

TCW Total Return Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$84,219,902	$—	$84,219,902
Commercial Agency Mortgage-Backed Securities	—	106,619,400	—	106,619,400
Commercial Mortgage-Backed Securities	—	258,000,735	—	258,000,735
Residential Non-Agency Mortgage-Backed Securities	—	2,011,110,845	—	2,011,110,845
Residential Agency Mortgage-Backed Securities	—	2,663,696,125	—	2,663,696,125
U.S. Treasury Bonds	55,237,500	—	—	55,237,500
U.S. Treasury Notes	222,661,962	—	—	222,661,962

Total Fixed Income Securities	277,899,462	5,123,647,007	—	5,401,546,469

Money Market Investments	3,360	—	—	3,360
Short Term Investments*	—	236,439,103	—	236,439,103

Total Investments	277,902,822	5,360,086,110	—	5,637,988,932

Total	$277,902,822	$5,360,086,110	$—	$5,637,988,932

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Enhanced Commodity Strategy Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities	$—	$416,872	$—	$416,872
Residential Non-Agency Mortgage-Backed Securities	—	913,181	—	913,181
Residential Agency Mortgage-Backed Securities	—	508,174	—	508,174
Corporate Bonds*	—	1,612,139	—	1,612,139
Municipal Bonds	—	78,174	—	78,174

Total Fixed Income Securities	—	3,528,540	—	3,528,540

Short-Term Investment	—	438,971	—	438,971

Total Investments	—	3,967,511	—	3,967,511

Derivatives
Swap Agreements
Commodity Risk	—	133,725	—	133,725

Total Derivatives	—	133,725	—	133,725

Total	$—	$4,101,236	$—	$4,101,236

*	See Consolidated Schedule of Investments for corresponding industries.

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2011.

The Funds’ policy on transfer between Levels is to recognize them at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3		Transfers out of Level 3		Balance as of October 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2011
TCW Core Fixed Income Fund
Corporate Bonds	$1,052	$0	$0	$0	$0	$0	$0		$(1,052	)*	$0	$0
Equity Securities	10	0	0	0	0	(10)	0		0		0	0

Total	$1,062	$0	$0	$0	$0	$(10)	$0		$(1,052)		$0	$0

TCW Emerging Markets Income Fund
Corporate Bonds	$0	$0	$(353,185)	$2,097,635	0	$(3,923,250)	$2,178,800	*	$0		$0	$0

Total	$0	$0	$(353,185)	$2,097,635	$0	$(3,923,250)	$2,178,800		$0		$0	$0

TCW High Yield Bond Fund
Corporate Bonds	$17,893	$0	$0	$0	$0	$0	$0		$(17,893	)*	$0	$0
Equity Securities	170	0	0	(1,024,255)	1,102,355	(170)	0		0		78,100	(1,024,255)

Total	$18,063	$0	$0	$(1,024,255)	$1,102,355	$(170)	$0		$(17,893)		$78,100	$(1,024,255)

*	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts including original issue discounts are amortized using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification. Dividends received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2011, the Funds had the following derivatives and transactions in derivatives, grouped in the following risk categories (the location of the derivatives on the Statement of Assets and Liabilities and/or the Statement of Operations is also shown below):

	Credit Risk	Commodity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
TCW Emerging Markets Income Fund
Statements of Assets and Liabilities:
Unrealized Appreciation on Open Forward
Foreign Currency Contracts	$—	$—	$3,950	$—	$3,950

Statement of Operations:
Change in Unrealized Appreciation (Depreciation) on
Foreign Currency	$—	$—	$3,950	$—	$3,950

Notional Amounts †
Forward Currency Contracts	$—	$—	$150,000,000	$—	$150,000,000

TCW Enhanced Commodity Strategy Fund
Statements of Assets and Liabilities:
Open Swap Agreements, at Value	$—	$134	$—	$—	$134

Statement of Operations:
Net Realized Gain (Loss) on
Swap Agreements	$—	$(745)	$—	$—	$(745)

Change in Unrealized Appreciation (Depreciation) on
Swap Agreements	$—	$134	$—	$—	$134

Notional Amounts †
Swap Agreements	$—	$82,926,602	$—	$—	$82,926,602

TCW High Yield Bond Fund
Statements of Assets and Liabilities:
Futures Contracts (1)	$—	$—	$—	$(91)	$(91)
Open Swap Agreements, at Value	(234)	—	—	—	(234)

	$(234)	$—	$—	$(91)	$(325)

Statement of Operations:
Net Realized Gain (Loss) on:
Futures Contracts	$—	$—	$—	$(450)	$(450)
Options Written	—	—	—	53	53

Total Realized Gain (Loss)	$—	$—	$—	$(397)	$(397)

Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$—	$(91)	$(91)
Swap Agreements	(8)	—	—	—	(8)

Total Change in Appreciation (Depreciation)	$(8)	$—	$—	$(91)	$(99)

Notional Amounts †
Futures Contracts	—	—	—	37	37
Swap Agreements	$4,000,000	$—	$—	$—	$4,000,000
Options Written	—	—	—	100,000	100,000

†	Amounts disclosed represent average number of contracts, notional amounts, or shares/units outstanding, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended October 31, 2011.
(1)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

Forward Foreign Currency Contracts:    The TCW Core Fixed Income, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss in the Statement of Assets and Liabilities. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign currency contracts outstanding at the end of the period are listed in the Schedule of Investments.

Futures Contracts:    The TCW High Yield Fund entered into Futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW High Yield Bond Fund utilized futures to help manage daily liquidity as well as interest rate duration and credit market exposure. Futures contracts outstanding at the end of the year are listed in the Schedule of Investments.

Swap agreements.    The TCW Enhanced Commodity Strategy Fund and TCW High Yield Bond Fund entered into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the period when a credit default swap is open, the transaction is marked to market in accordance with the terms of the agreement. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively. During the year ended October 31, 2011, the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market; the TCW High Yield Bond Fund utilized swaps to manage daily liquidity as well as interest rate duration and credit market exposures. Swap agreements outstanding at the end of the year are listed in the Schedule of Investments. The Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.

Options.    The TCW High Yield Bond Fund may enter into option contracts. A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

unfavorable OTC option until its expiration. During the year ended October 31, 2011, the TCW High Yield Bond Fund used written option contracts to hedge the interest rate risk within the portfolio. TCW High Yield Bond Fund had no open written option contracts at October 31, 2011.

Transactions in written option contracts during the year ended October 31, 2011, were as follows:

	Puts			Calls
	Principal Amount of Contracts (thousands)	Number of Futures Contracts	Premiums (thousands)	Principal Amount of Contracts (thousands)	Number of Futures Contracts	Premiums (thousands)
Outstanding, beginning of period	$—	—	$—	$—	—	$—
Options written	(40)	(40)	(28)	(40)	(40)	(40)
Options bought back	—	—	—	15	15	15
Options expired	40	40	28	25	25	25
Options sold	—	—	—	—	—	—

Outstanding, end of period	$—	—	$—	$—	—	$—

Mortgage-Backed Securities:    The TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. These Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. These Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a fund does not maintain liquid assets equal to the face amount of the contract. To guard against this deemed leverage, the Funds segregates cash and/or securities in an amount or value at least equal to the amount of these transactions.

Dollar Roll Transactions:    The TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy, the TCW Short Term Bond Fund, and the TCW Total Return Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security and the potential inability of counter parties to complete the transaction. There were no such transactions for the year ended October 31, 2011.

Repurchase Agreements:    The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank or designated subcustodians under tri-party repurchase agreements until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements:    All Fixed Income Funds, except the TCW High Yield Bond Fund, may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date for a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. There were no reverse repurchase agreements outstanding at October 31, 2011.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2011.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income of the TCW Money Market Fund are declared each business day but pay or reinvest monthly. The Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Distribution of any net long-term and net short-term capital gains earned by a fund will be distributed at least annually.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in

TCW Funds, Inc.

October 31, 2011

Note 3 — Risk Considerations (Continued)

securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime — Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A — Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Risk Considerations (Continued)

exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the year ended October 31, 2011, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands).

Net Realized Loss
TCW Money Market Fund	$1
TCW Emerging Markets Income Fund	4,235
TCW Short Term Bond Fund	169

For the previous fiscal year ended October 31, 2010, the Funds did not have net realized loss.

At October 31, 2011 the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Money Market Fund	$1	$—	$1
TCW Core Fixed Income Fund	2,734	3,897	6,631
TCW Enhanced Commodity Strategy Fund	16	—	16
TCW High Yield Bond Fund	246	153	399
TCW Short Term Bond Fund	65	—	65
TCW Total Return Bond Fund	53,414	6,616	60,030

At the end of the previous fiscal year ended October 31, 2010, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Money Market Fund	$18	$—	$18
TCW Core Fixed Income Fund	4,613	3,542	8,155
TCW Emerging Markets Income Fund	23,222	—	23,222
TCW High Yield Bond Fund	953	—	953
TCW Short Term Bond Fund	432	—	432
TCW Total Return Bond Fund	124,032	36,978	161,010

TCW Funds, Inc.

October 31, 2011

Note 4 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2011, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$1,907	$(3,237)	$1,330
TCW Emerging Markets Income Fund	(22,582)	33,944	(11,362)
TCW Emerging Markets Local Currency Income Fund	(637)	1,081	(444)
TCW Enhanced Commodity Strategy Fund	2	(1)	(1)
TCW High Yield Bond Fund	199	(681)	482
TCW Short Term Bond Fund	32	(137)	105
TCW Total Return Bond Fund	61,474	(49,750)	(11,724)

During the year ended October 31, 2011, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Money Market Fund	$76	$—	$—	$76
TCW Core Fixed Income Fund	16,084	3,439	—	19,523
TCW Emerging Markets Income Fund	156,647	—	6,868	163,515
TCW Emerging Markets Local Currency Income Fund	3,132	—	440	3,572
TCW Enhanced Commodity Strategy Fund	44	—	—	44
TCW High Yield Bond Fund	6,717	—	—	6,717
TCW Short Term Bond Fund	689	—	—	689
TCW Total Return Bond Fund	382,115	102,713	—	484,828

During the previous fiscal year ended October 31, 2010, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Money Market Fund	$244	$—	$244
TCW Core Fixed Income Fund	18,425	208	18,633
TCW Emerging Markets Income Fund	30,266	—	30,266
TCW Enhanced Commodity Strategy Fund	44	—	44
TCW High Yield Bond Fund	10,720	—	10,720
TCW Short Term Bond Fund	2,879	—	2,879
TCW Total Return Bond Fund	492,228	—	492,228

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

At October 31, 2011, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$14,822	$(2,611)	$12,211	$516,424
TCW Emerging Markets Income Fund	34,164	(98,238)	(64,074)	2,839,694
TCW Emerging Markets Local Currency Income Fund	955	(11,295)	(10,340)	167,694
TCW Enhanced Commodity Strategy Fund*	43	(70)	(27)	3,995
TCW High Yield Bond Fund	208	(4,133)	(3,925)	57,388
TCW Short Term Bond Fund	102	(114)	(12)	6,714
TCW Total Return Bond Fund	408,988	(281,186)	127,802	5,510,187

Note: The aggregate cost for investments for the TCW Money Market Fund as of October 31, 2011, is the same for financial reporting and federal income tax purposes.

*	Amounts reflect consolidated tax cost numbers.

At October 31, 2011, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2012	2016	2018	2019
TCW Money Market Fund	$—	$39	$19	$1
TCW Emerging Markets Income Fund	—	—	—	4,235
TCW Short Term Bond Fund	46	230	7,023	169

The Funds did not have any unrecognized tax benefits at October 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2011. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

For the year ended October 31, 2011, the TCW Emerging Markets Income Fund had net realized losses attributed to redemption in-kind transactions of $4,495.

The TCW Enhanced Commodity Strategy Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary. The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a regulated investment company under the Code. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the TCW Enhanced Commodity Strategy Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying

TCW Funds, Inc.

October 31, 2011

Note 4 — Federal Income Taxes (Continued)

income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The TCW Enhanced Commodity Strategy Fund has received a private letter ruling from the IRS confirming that income from the Fund’s investment in the Subsidiary and income derived from certain commodity index-linked notes will constitute “qualifying income” for purposes of Subchapter M. It should be noted, however, that the IRS has recently suspended the issuance of private letter rulings relating to commodity index-linked notes and investments in such a subsidiary, pending consideration of the issues. As a result, it is possible that the IRS could change its position with respect to the treatment of such investments.

A foreign corporation, such as the Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiary will derive income subject to U.S. withholding taxes.

The Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, the TCW Enhanced Commodity Strategy Fund must include in gross income for such purposes all of the Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the Fund. It is expected that all of the Subsidiary’s income will be subpart F income. The TCW Enhanced Commodity Strategy Fund’s tax basis in the Subsidiary will be increased as a result of the Fund’s recognition of the Subsidiary’s subpart F income. The TCW Enhanced Commodity Strategy Fund will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income although its tax basis in the Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the TCW Enhanced Commodity Strategy Fund.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Core Fixed Income Fund	0.40%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW High Yield Bond Fund	0.75%
TCW Money Market Fund	0.25%	*
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%

*	The Advisor waived 0.15% from the management fee for the period ending October 31, 2011.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Fund Management Fees and Other Expenses (Continued)

In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Funds’ Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on the net management fees paid and are included in the Statements of Operations.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Core Fixed Income Fund
I Class	0.44%	(1)
N Class	0.78%	(1)
TCW Emerging Markets Income Fund
I Class	1.27%	(2)
N Class	1.27%	(2)
TCW Emerging Markets Local Currency Income Fund
I Class	0.99%	(1)
N Class	0.99%	(1)
TCW Enhanced Commodity Strategy Fund
I Class	0.70%	(1)
N Class	0.70%	(1)
TCW High Yield Bond Fund
I Class	1.20%	(2)
N Class	1.20%	(2)
TCW Money Market Fund
I Class	0.40%	(1)
TCW Short Term Bond Fund
I Class	0.44%	(1)
TCW Total Return Bond Fund
I Class	0.44%	(1)
N Class	0.74%	(1)

(1)	These limitations are based on an agreement between the Advisor and Company for a one-year period.
(2)	Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2011. These limitations are voluntary and terminable in a six months notice.

The amount borne by the Advisor during the fiscal year when the operating expenses of a fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

TCW Funds, Inc.

October 31, 2011

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2011, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$123,628	$74,876	$969,873	$940,898
TCW Emerging Markets Income Fund	4,700,842	2,747,196	—	—
TCW Emerging Markets Local Currency Fund	307,576	139,215	—	—
TCW High Yield Bond Fund	130,402	200,577	—	—
TCW Short Term Bond Fund	9,939	37,185	3,342	45,390
TCW Total Return Bond Fund	1,190,268	959,654	6,820,706	6,858,010
TCW Enhanced Commodity Strategy Fund	4,294	1,226	920	422

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Money Market Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	486,940,104	$486,940	698,390,639	$698,391
Shares Issued upon Reinvestment of Dividends	82,128	82	218,948	219
Shares Redeemed	(549,054,849)	(549,054)	(744,203,497)	(744,204)

Net Decrease	(62,032,617)	$(62,032)	(45,593,910)	$(45,594)

TCW Core Fixed Income Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	16,516,794	$178,757	20,577,697	$219,649
Shares Issued upon Reinvestment of Dividends	763,089	8,174	1,026,815	10,869
Shares Redeemed	(10,999,083)	(118,120)	(25,079,734)	(265,743)

Net Increase (Decrease)	6,280,800	$68,811	(3,475,222)	$(35,225)

	Year Ended October 31, 2011		Year Ended October 31, 2010
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	13,452,679	$145,476	12,057,762	$129,806
Shares Issued upon Reinvestment of Dividends	731,955	7,855	511,402	5,440
Shares Redeemed	(7,949,034)	(85,716)	(6,969,979)	(73,709)

Net Increase	6,235,600	$67,615	5,599,185	$61,537

TCW Emerging Markets Income Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	249,803,290	$2,177,875	78,584,944	$657,321
Shares Issued upon Reinvestment of Dividends	7,696,537	66,785	1,422,925	11,674
Shares Redeemed	(71,947,079)	(613,782)	(23,018,054)	(186,313)
Redemptions in-kind	(35,103,593)	(300,487)	—	—

Net Increase	150,449,155	$1,330,391	56,989,815	$482,682

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	92,727,742	$1,038,386	52,148,035	$560,132
Shares Issued upon Reinvestment of Dividends	4,489,264	50,010	771,613	8,254
Shares Redeemed	(50,983,988)	(555,085)	(10,158,950)	(107,609)

Net Increase	46,233,018	$533,311	42,760,698	$460,777

TCW Emerging Markets Local Currency Income Fund	December 15, 2010 (Commencement of Operation) through October 31, 2011
I Class	Shares	Amount (in thousands)
Shares Sold	12,694,570	$133,015
Shares Issued upon Reinvestment of Dividends	159,498	1,642
Shares Redeemed	(2,793,409)	(28,706)

Net Increase	10,060,659	$105,951

N Class	Shares	Amount (in thousands)
Shares Sold	10,466,685	$109,266
Shares Issued upon Reinvestment of Dividends	91,803	941
Shares Redeemed	(3,626,319)	(36,724)

Net Increase	6,932,169	$73,483

TCW High Yield Bond Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	8,585,633	$55,142	11,128,347	$68,011
Shares Issued upon Reinvestment of Dividends	575,877	3,682	949,044	5,787
Shares Redeemed	(14,458,625)	(93,021)	(13,372,971)	(82,086)

Net Decrease	(5,297,115)	$(34,197)	(1,295,580)	$(8,288)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	7,055,532	$44,904	21,154,815	$129,830
Shares Issued upon Reinvestment of Dividends	355,853	2,303	701,755	4,291
Shares Redeemed	(12,316,967)	(79,298)	(23,462,513)	(143,805)

Net Decrease	(4,905,582)	$(32,091)	(1,605,943)	$(9,684)

TCW Short Term Bond Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,816,903	$16,192	10,616,639	$93,152
Shares Issued upon Reinvestment of Dividends	33,588	299	175,385	1,511
Shares Redeemed	(9,552,335)	(84,954)	(8,370,030)	(73,233)

Net Increase (Decrease)	(7,701,844)	$(68,463)	2,421,994	$21,430

TCW Funds, Inc.

October 31, 2011

Note 8 — Capital Share Transactions (Continued)

TCW Total Return Bond Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	170,755,362	$1,704,655	223,168,265	$2,265,177
Shares Issued upon Reinvestment of Dividends	17,670,180	176,092	19,528,792	197,571
Shares Redeemed	(162,045,190)	(1,619,885)	(710,263,230)	(7,207,439)

Net Increase (Decrease)	26,380,352	$260,862	(467,566,173)	$(4,744,691)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	81,018,355	$837,301	131,909,554	$1,386,031
Shares Issued upon Reinvestment of Dividends	16,569,545	170,848	15,506,775	162,069
Shares Redeemed	(97,597,892)	(1,009,485)	(258,315,484)	(2,707,686)

Net Decrease	(9,992)	$(1,336)	(110,899,155)	$(1,159,586)

TCW Enhanced Commodity Strategy Fund	April 1, 2011 (Commencement of Operation) through October 31, 2011
I Class	Shares	Amount (in thousands)
Shares Sold	300,205	$3,000
Shares Issued upon Reinvestment of Dividends	3,104	26

Net Increase	303,309	$3,026

N Class	Shares	Amount (in thousands)
Shares Sold	200,005	$2,000
Shares Issued upon Reinvestment of Dividends	2,068	18

Net Increase	202,073	$2,018

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2011.

Note 10 — Contingencies

In 2004, a committee representing asbestos claimants (the “Committee”) in the bankruptcy of G-I Holdings, Inc. (“G-I”) filed suit against Building Materials Corporation of America (“BMCA”), certain of its bondholders and others (the “Complaint”). In 2006, the Complaint was amended to name additional bondholders as defendants, including the TCW High Yield Bond Fund and the TCW Core Fixed Income Fund (the “Bondholder Funds”). The plaintiff sought to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I to BMCA, and to invalidate a lien that BMCA granted in its assets to bondholders in 2004. The proceedings in this action have been stayed a number of times, primarily to permit the Committee and G-I to negotiate a plan of reorganization (“Plan”) for G-I. On November 12, 2009, the Plan was approved by the bankruptcy court and federal district court that provides for a release of the claims under the Complaint against the bondholders, including the Bondholder Funds, and for dismissal of the Complaint with prejudice. The U.S. Internal Revenue Service (“IRS”) obtained

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 10 — Contingencies (Continued)

temporary stay of implementation of the Plan pending its appeal of certain provisions of the Plan. In December of 2011, G-I Holdings and the IRS concluded an agreement resolving the IRS claims and providing for dismissal of the IRS appeal with prejudice. This resolution should permit implementation of the Plan, including dismissal of the Complaint with prejudice.

Nothing in the Complaint alleges that any improper activity took place in the Bondholder Funds. It is possible that these matters could lead to a decrease in the market value of the shares or other adverse consequences to the Bondholder Funds. However, the Advisor believes that these matters are not likely to have a material adverse effect on the Bondholder Funds or on the Advisor’s ability to perform its investment advisory services relating to the Funds. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. The information provided is as of the date of this report.

Note 11 — Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, which amends U.S. GAAP to improve comparability with fair value measurement and disclosure requirements in International Financial Reporting Standards (IFRS). The amendments in ASU No. 2011-04 are effective for during interim and annual periods beginning after December 15, 2011. The Funds are in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

Note 12 — Subsequent Event

On December 1, 2011, the Company launched a new fund called the TCW Global Bond Fund. The Fund’s investment objective is to seek total return by investing at least 80% its net assets in debt securities of government and corporate issuers. The Fund offers both I Class and N Class shares.

TCW Money Market Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008		2007
Net Asset Value per Share, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00

Income from Investment Operations:
Net Investment Income (1)	0.0007	0.0012	0.0084	0.0278		0.0497
Net Realized and Unrealized Gain (Loss) on Investments	(0.0001)	0.0002	0.0052	(0.0014)		—

Total from Investment Operations	0.0006	0.0014	0.0136	0.0264		0.0497

Less Distributions:
Distributions from Net Investment Income	(0.0006)	(0.0014)	(0.0088)	(0.0277)		(0.0497)

Capital Support Agreement (2)	N/A	N/A	(0.0048)	0.0013		N/A

Net Asset Value per Share, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.06%	0.15%	0.60%	2.99	% (3)	5.09%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$107,007	$169,041	$214,692	$805,235		$671,428
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.42%	0.37%	0.52%	0.31%		0.33%
After Expense Reimbursement	0.26%	0.22%	0.44%	0.30%		N/A
Ratio of Net Investment Income to Average Net Assets	0.07%	0.12%	0.85%	2.77%		4.97%

(1)	Computed using average shares outstanding throughout the period.
(2)	On September 19, 2008, the Company, on behalf of the TCW Money Market Fund, entered into a capital support agreement, which required, subject to certain conditions and limitations, the Advisor to commit capital to the Fund up to the aggregate limit of $35.5 million, as amended. The agreement was intended to limit the potential losses that the Fund may incur upon the ultimate disposition of the securities specified in the Agreement.
(3)	Capital Support Agreement had no impact on the total return for the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$11.01	$10.59	$9.35	$9.76	$9.70

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.36	0.63	0.78	0.48	0.42
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.52	1.17	(0.38)	0.10

Total from Investment Operations	0.53	1.15	1.95	0.10	0.52

Less Distributions:
Distributions from Net Investment Income	(0.42)	(0.64)	(0.68)	(0.51)	(0.46)
Distributions from Net Realized Gain	(0.22)	(0.09)	(0.03)	—	—

Total Distributions	(0.64)	(0.73)	(0.71)	(0.51)	(0.46)

Net Asset Value per Share, End of Year	$10.90	$11.01	$10.59	$9.35	$9.76

Total Return	5.06%	11.34%	21.65%	0.94%	5.46%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$264,366	$197,877	$227,101	$30,721	$29,005
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.55%	0.56%	0.62%	0.66%	0.67%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.50%
Ratio of Net Investment Income to Average Net Assets	3.35%	5.89%	7.72%	4.87%	4.38%
Portfolio Turnover Rate	280.49%	258.36%	121.57%	81.45%	76.69%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$11.03	$10.63	$9.44	$9.86	$9.79

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.57	0.75	0.46	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.54	1.19	(0.37)	0.09

Total from Investment Operations	0.50	1.11	1.94	0.09	0.49

Less Distributions:
Distributions from Net Investment Income	(0.40)	(0.62)	(0.72)	(0.51)	(0.42)
Distributions from Net Realized Gain	(0.22)	(0.09)	(0.03)	—	—

Total Distributions	(0.62)	(0.71)	(0.75)	(0.51)	(0.42)

Net Asset Value per Share, End of Year	$10.91	$11.03	$10.63	$9.44	$9.86

Total Return	4.76%	10.88%	21.31%	0.73%	5.17%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$207,882	$141,451	$76,729	$83,506	$114,860
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.85%	0.88%	0.85%	0.83%	0.82%
After Expense Reimbursement	0.78%	0.78%	0.74%	0.73%	0.76%
Ratio of Net Investment Income to Average Net Assets	3.00%	5.32%	7.45%	4.58%	4.10%
Portfolio Turnover Rate	280.49%	258.36%	121.57%	81.45%	76.69%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009 (1)	2008 (1)	2007 (1)
Net Asset Value per Share, Beginning of Year	$8.84	$7.60	$5.41	$7.66	$7.99

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.65	0.60	0.52	0.43	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(0.36)	1.19	2.32	(1.92)	(0.03)

Total from Investment Operations	0.29	1.79	2.84	(1.49)	0.52

Less Distributions:
Distributions from Net Investment Income	(0.59)	(0.54)	(0.65)	(0.47)	(0.42)
Distributions from Net Realized Gain	(0.11)	(0.01)	—	(0.29)	(0.43)

Total Distributions	(0.70)	(0.55)	(0.65)	(0.76)	(0.85)

Redemption Fees	—	—	— (3)	— (3)	— (3)

Net Asset Value per Share, End of Year	$8.43	$8.84	$7.60	$5.41	$7.66

Total Return	3.35%	24.44%	56.09%	(21.46)%	6.79%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,861,675	$622,371	$101,959	$19,349	$34,559
Ratio of Expenses to Average Net Assets	0.87%	0.92%	1.17%	1.24%	1.25%
Ratio of Net Investment Income to Average Net Assets	7.49%	7.22%	7.70%	5.99%	7.03%
Portfolio Turnover Rate	137.87%	172.75%	196.54%	156.72%	146.82%

(1)	Prior to July 1, 2009, the TCW Emerging Markets Income Fund imposed a short-term redemption fee on shares owned less than 90 days equal to 2% of the value of the shares redeemed. Redemption fees are recorded by the Fund as additional paid-in-capital. The redemption fees received by the Fund are shown on a per share basis on the Financial Highlights. Effective July 1, 2009, the short-term redemption fee was eliminated.
(2)	Computed using average shares outstanding throughout the period.
(3)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$11.31	$9.72	$6.89	$9.67	$9.77

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.80	0.74	0.73	0.54	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(0.45)	1.52	2.89	(2.45)	(0.02)

Total from Investment Operations	0.35	2.26	3.62	(1.91)	0.62

Less Distributions:
Distributions from Net Investment Income	(0.74)	(0.66)	(0.79)	(0.58)	(0.29)
Distributions from Net Realized Gain	(0.11)	(0.01)	—	(0.29)	(0.43)

Total Distributions	(0.85)	(0.67)	(0.79)	(0.87)	(0.72)

Net Asset Value per Share, End of Year	$10.81	$11.31	$9.72	$6.89	$9.67

Total Return	3.13%	24.03%	55.80%	(21.51)%	6.56%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$975,772	$498,489	$12,693	$1,229	$1,256
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.15%	1.25%	2.41%	1.97%	2.63%
After Expense Reimbursement	N/A	N/A	1.30%	1.36%	1.46%
Ratio of Net Investment Income to Average Net Assets	7.18%	6.88%	7.94%	5.94%	6.58%
Portfolio Turnover Rate	137.87%	172.75%	196.54%	156.72%	146.82%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	December 15, 2010 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.51
Net Realized and Unrealized (Loss) on Investments	(0.08)

Total from Investment Operations	0.43

Less Distributions:
Distributions from Net Investment Income	(0.54)

Net Asset Value per Share, End of Year	$9.89

Total Return	4.25	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$99,529
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.05	% (3)
After Expense Reimbursement	0.99	% (3)
Ratio of Net Investment Income to Average Net Assets	5.64	% (3)
Portfolio Turnover Rate	191.66	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	December 15, 2010 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)

Total from Investment Operations	0.43

Less Distributions:
Distributions from Net Investment Income	(0.54)

Net Asset Value per Share, End of Year	$9.89

Total Return	4.25	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$68,560
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.48	% (3)
After Expense Reimbursement	0.99	% (3)
Ratio of Net Investment Income to Average Net Assets	5.68	% (3)
Portfolio Turnover Rate	191.66	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$6.45	$5.93	$4.56	$6.74	$6.85

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.44	0.52	0.51	0.47	0.49
Net Realized and Unrealized Gain (Loss) on Investments	(0.42)	0.51	1.36	(2.14)	(0.07)

Total from Investment Operations	0.02	1.03	1.87	(1.67)	0.42

Less Distributions:
Distributions from Net Investment Income	(0.48)	(0.51)	(0.50)	(0.51)	(0.53)

Net Asset Value per Share, End of Year	$5.99	$6.45	$5.93	$4.56	$6.74

Total Return	0.24%	18.18%	43.47%	(26.41)%	6.27%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$39,648	$76,897	$78,299	$41,109	$56,835
Ratio of Expenses to Average Net Assets	1.06%	0.96%	1.04%	1.03%	0.93%
Ratio of Net Investment Income to Average Net Assets	6.93%	8.49%	10.05%	7.66%	7.00%
Portfolio Turnover Rate	154.82%	176.77%	106.35%	113.03%	91.99%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$6.49	$5.94	$4.57	$6.78	$6.90

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.45	0.51	0.50	0.46	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.44)	0.52	1.35	(2.16)	(0.07)

Total from Investment Operations	0.01	1.03	1.85	(1.70)	0.40

Less Distributions:
Distributions from Net Investment Income	(0.48)	(0.48)	(0.48)	(0.51)	(0.52)

Net Asset Value per Share, End of Year	$6.02	$6.49	$5.94	$4.57	$6.78

Total Return	0.04%	17.86%	43.27%	(26.63)%	5.96%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$14,507	$47,485	$53,022	$15,578	$22,146
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.38%	1.27%	1.29%	1.30%	1.20%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%	N/A
Ratio of Net Investment Income to Average Net Assets	6.87%	8.22%	9.75%	7.46%	6.71%
Portfolio Turnover Rate	154.82%	176.77%	106.35%	113.03%	91.99%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$8.94	$8.57	$8.93	$9.47	$9.46

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.32	0.40	0.47	0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	0.45	(0.38)	(0.55)	— (2)

Total from Investment Operations	0.08	0.77	0.02	(0.08)	0.46

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.40)	(0.38)	(0.46)	(0.45)

Net Asset Value per Share, End of Year	$8.77	$8.94	$8.57	$8.93	$9.47

Total Return	0.84%	9.21%	0.35%	(0.88)%	4.95%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$6,874	$75,849	$51,944	$75,856	$114,181
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.84%	0.76%	0.74%	0.49%	0.63%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	1.96%	3.66%	4.76%	5.06%	4.80%
Portfolio Turnover Rate	57.84%	83.26%	21.40%	27.24%	43.18%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$10.37	$10.21	$9.21	$9.55	$9.47

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.65	0.75	1.01	0.65	0.48
Net Realized and Unrealized Gain (Loss) on Investments	(0.31)	0.25	0.85	(0.45)	0.09

Total from Investment Operations	0.34	1.00	1.86	0.20	0.57

Less Distributions:
Distributions from Net Investment Income	(0.68)	(0.84)	(0.86)	(0.54)	(0.49)
Distributions from Net Realized Gain	(0.27)	—	—	—	—

Total Distributions	(0.95)	(0.84)	(0.86)	(0.54)	(0.49)

Net Asset Value per Share, End of Year	$9.76	$10.37	$10.21	$9.21	$9.55

Total Return	3.44%	10.32%	21.38%	2.08%	6.16%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,256,269	$3,185,878	$7,907,871	$1,074,374	$580,139
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.60%	0.61%	0.61%	0.59%	0.61%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	6.48%	7.37%	10.47%	6.75%	5.09%
Portfolio Turnover Rate	141.33%	76.43%	15.57%	9.09%	18.29%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$10.72	$10.55	$9.55	$9.89	$9.81

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.64	0.73	1.01	0.64	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.32)	0.27	0.89	(0.46)	0.09

Total from Investment Operations	0.32	1.00	1.90	0.18	0.56

Less Distributions:
Distributions from Net Investment Income	(0.68)	(0.83)	(0.90)	(0.52)	(0.48)
Distributions from Net Realized Gain	(0.27)	—	—	—	—

Total Distributions	(0.95)	(0.83)	(0.90)	(0.52)	(0.48)

Net Asset Value per Share, End of Year	$10.09	$10.72	$10.55	$9.55	$9.89

Total Return	3.12%	10.00%	20.98%	1.75%	5.87%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,081,438	$2,211,097	$3,345,527	$1,031,156	$354,650
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.86%	0.88%	0.87%	0.84%	0.88%
After Expense Reimbursement	0.74%	0.74%	0.74%	0.73%	0.74%
Ratio of Net Investment Income to Average Net Assets	6.19%	6.98%	10.11%	6.51%	4.80%
Portfolio Turnover Rate	141.33%	76.43%	15.57%	9.09%	18.29%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — I Class

	April 1, 2011 (Commencement of Operation) through October 31, 2011
Net Asset Value per Share, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.08
Net Realized and Unrealized Loss on Investments	(1.26)

Total from Investment Operations	(1.18)

Less Distributions:
Distribution from Net Investment Income	(0.09)

Net Asset Value per Share, End of Period	$8.73

Total Return	(11.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,647
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.54	% (3)
After Expense Reimbursement	0.70	% (3)
Ratio of Net Investment Income to Average Net Assets	1.51	% (3)
Portfolio Turnover Rate	42.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — N Class

April 1, 2011 (Commencement of Operation) through October 31, 2011
Net Asset Value per Share, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.08
Net Realized and Unrealized Loss on Investments	(1.26)

Total from Investment Operations	(1.18)

Less Distributions:
Distribution from Net Investment Income	(0.09)

Net Asset Value per Share, End of Period	$8.73

Total Return	(11.80)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,764
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.95%
After Expense Reimbursement	0.70%
Ratio of Net Investment Income to Average Net Assets	1.50%
Portfolio Turnover Rate	42.70%

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of

Directors of the TCW Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Money Market Fund, TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (eight of twenty-two funds comprising the TCW Funds, Inc.) as of October 31, 2011, and the related statements of operations for TCW Money Market Fund, TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the periods then ended, the statements of changes in net assets for TCW Money Market Fund, TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the respective stated periods then ended, and the financial highlights for TCW Money Market Fund, TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights for TCW Money Market Fund, TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund referred to above present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2011, the results of their operations for the periods then ended, the changes in their net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

December 21, 2011

Los Angeles, California

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011 (184 days).

Actual Expenses    The first line under each fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2011 to October 30, 2011)
TCW Money Market Fund
I Class Shares
Actual	$1,000.00	$1,000.10	0.28%	$1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28%	1.43

TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$1,034.70	0.44%	$2.26
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

N Class Shares
Actual	$1,000.00	$1,032.80	0.78%	$4.00
Hypothetical (5% return before expenses)	1,000.00	1,021.27	0.78%	3.97

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$979.90	0.87%	$4.34
Hypothetical (5% return before expenses)	1,000.00	1,020.82	0.87%	4.43

N Class Shares
Actual	$1,000.00	$978.80	1.15%	$5.74
Hypothetical (5% return before expenses)	1,000.00	1,019.41	1.15%	5.85

TCW Funds, Inc.

October 31, 2011

TCW Funds, Inc.	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2011 to October 30, 2011)
TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$958.80	0.99%	$4.89
Hypothetical (5% return before expenses)	1,000.00	1,020.21	0.99%	5.04

N Class Shares
Actual	$1,000.00	$958.80	0.99%	$4.89
Hypothetical (5% return before expenses)	1,000.00	1,020.21	0.99%	5.04

TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$847.30	0.70%	$3.26
Hypothetical (5% return before expenses)	1,000.00	1,022.53	0.70%	3.57

N Class Shares
Actual	$1,000.00	$846.50	0.70%	$3.26
Hypothetical (5% return before expenses)	1,000.00	1,022.53	0.70%	3.57

TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$945.90	1.12%	$5.49
Hypothetical (5% return before expenses)	1,000.00	1,019.56	1.12%	5.70

N Class Shares
Actual	$1,000.00	$945.50	1.20%	$5.88
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,000.30	0.44%	$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$1,015.20	0.44%	$2.23
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

N Class Shares
Actual	$1,000.00	$1,013.60	0.74%	$3.76
Hypothetical (5% return before expenses)	1,000.00	1,021.48	0.74%	3.77

TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Funds, Inc.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Report of Special Meeting of Shareholders

A Special Meeting of Shareholders of TCW Funds, Inc. was held on September 15, 2011. At the meeting the following matters were submitted to a shareholder vote: (i) the reorganization of the TCW Large Cap Growth Fund into the TCW Select Equities Fund and (ii) the reorganization of the TCW Relative Value Small Cap Fund into the TCW Value Opportunities Fund. The reorganization of the TCW Large Cap Growth Fund was approved by shareholders with 188,698 affirmative votes, 0 votes against and 0 votes abstaining. A quorum of 51.44% of outstanding shares was present. The reorganization of the TCW Relative Value Small Cap Fund was approved by shareholders with 1,024,612 affirmative votes, 20,733 votes against and 7,144 votes abstaining. A quorum of 51.30% of outstanding shares was present.

TCW Funds, Inc.

Renewal of Investment Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Advisory Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. At a meeting held on June 16, 2011, the Board of Directors of the Corporation (the “Board”) approved extending the term of the Advisory Agreement until October 31, 2011. The Board requested that the annual review of the Advisory Agreement be deferred until October in order to permit the report prepared by Morningstar Associates LLC, an independent third party consultant, to contain information as of the most recent practicable date.

In reaching its decision to approve the extension to the Advisory Agreement, the Board considered information furnished to it throughout the year at regular and special Board meetings, including detailed investment performance reports. The structure and format for this regular reporting was developed in consultation with the Board. The Board determined that it had received from the Advisor such information on an ongoing basis as was reasonably necessary to approve the extension to the Advisory Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole.

The extension was designed to enable the Board to conduct its annual review of the Advisory Agreement at the third quarter meeting going forward.

At a meeting held on October 6, 2011, the Board of Directors of the Corporation re-approved the Advisory Agreement with respect to each Fund for an additional one year term.

Prior to this re-approval, the Advisor provided materials to the Board for its evaluation in response to information requested by the Independent Directors who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 15, 2011, with their counsel to consider the matter and unanimously recommended re-approval of the Advisory Agreement. Discussed below are certain of the factors considered by the Board in approving the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the Advisory Agreement the Board, including the Independent Directors, considered the following factors among others:

Nature, Extent and Quality of Services.    The Board considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Corporation.

In addition, the Board took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor is expected to private substantial expertise and

TCW Funds, Inc.

attention to the Corporation. The Board considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program including its employee equity plan. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Advisory Agreement.

Investment Performance.    The Board reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a report prepared by Morningstar Associates LLC, an independent third party consultant (the “Report”), which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods ended June 30, 2011, as applicable.

The Directors noted that the investment performance of most of the Funds was above the average performance of the funds in their respective Morningstar peer groups for multiple periods. The Directors further noted that with respect to the few Funds with below-average performance for all reported periods the Advisor had arranged the merger of two (the Large Cap Growth Fund and Relative Value Small Cap Fund) with other Funds; the Advisor had recently changed the primary portfolio manager of one (the Value Opportunities Fund); and two (the Global Flexible Allocation Fund and Global Moderate Allocation Fund) had very small levels of assets and were not paying advisory fees. Finally, the Directors noted the Concentrated Value Fund had outperformed both its benchmarks, the Russell 1000 Value Index, and the S&P 500 Index for 151 of the 155 months since the Fund’s inception.

The Board concluded that the Advisor should continue to provide investment management services to the Funds. The Board indicated it would continue to monitor Fund investment performance on a regular basis and discuss with the Advisor from time to time any long-term underperformance as appropriate.

Advisory Fees and Profitability.    The Board considered information in the Report and in the materials prepared by the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective Morningstar Categories, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Board noted that although the advisory fees charged by the Advisor to several of the Funds are above the fees paid by peer groups of similar funds, those Funds had above-average performance for multiple periods and total expenses below or very close to their respective peer group averages. The Board also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that, the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Board noted that the total expenses of the Funds are near or below expenses incurred by other funds in their respective Morningstar categories. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels (the “Expense Limitations”), that the Advisor had entered into contractual expense limitation agreements with respect to fifteen Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Board also considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Corporation. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability

TCW Funds, Inc.

Renewal of Investment Management and Advisory Agreement (Continued)

methodologies might also be reasonable the Board concluded that the profits of the Advisor and its affiliates from their relationship with the Corporation was reasonable. Based on these various considerations, the Board concluded that the contractual management fees of the Funds under the Advisory Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale.    The Board considered the potential of the Advisor to achieve economies of scale as the Funds grow in size. The Board noted that the Advisor has agreed to the Expense Limitations, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Board also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Board concluded that the current fee arrangements were appropriate given the current size and structure of the Corporation and adequately reflected any economies of scale.

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Corporation, including compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor receives under the Advisory Agreement, the Advisor could receive additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are consistent with the services provided by the Advisor to the Funds.

Based upon the considerations discussed above and other considerations, the Board of Directors, including the Independent Directors, approved renewal of the Advisory Agreement.

TCW Funds, Inc.

Approval of Addition to Investments Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Management and Advisory Agreement (the “Advisory Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. At a meeting held on September 15, 2011, the Board of Directors (“Board”) of the Corporation approved the Advisory Agreement with respect to the newly organized TCW Global Bond Fund (“New Fund”).

Prior to this approval, the Advisor provided materials to the Board for its evaluation. The Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. Discussed below are certain of the factors considered by the Board in approving the Advisory Agreement with respect to the New Fund. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered information about the New Fund as well as information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the Advisory Agreement with respect to the New Fund the Board, including the Independent Directors, considered the following factors among others:

Nature, Extent and Quality of Services.    The Board considered the general nature, extent, and quality of services provided to the Funds and expected to be provided to the New Fund by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of mutual funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Corporation.

The Board also took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the expertise and amounts of attention provided and expected to be given to the New Fund by the Advisor is substantial. The Board also noted that the proposed portfolio managers of the New Fund are portfolio managers to other Funds. The Board considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor that would be applicable to the New Fund. The Board concluded that it was satisfied with the nature, extent and quality of the services anticipated to be provided to the New Fund by the Advisor under the Advisory Agreement.

Investment Performance.    The Board noted that the Advisor does not manage any separate accounts with strategies similar to the proposed strategy of the New Fund. However, the Board reviewed information about the Advisor’s prior historical performance with respect to the existing Funds. The Board concluded that the Advisor would provide acceptable investment management services to the New Fund.

Advisory Fees and Profitability.    The Board considered information prepared by the Advisor regarding the advisory fees proposed to be charged to the New Fund, and advisory fees paid by other mutual funds with similar investment policies. The Board noted that the advisory fees proposed to be charged by the Advisor are within the range of advisory fees charged similar mutual funds.

The Board considered that the Advisor had agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at

TCW Funds, Inc.

Approval of Addition to Investments Management and Advisory Agreement (Continued)

competitive levels (the “Expense Limitations”) and noted that the Advisor proposed to enter into a similar contractual expense limitation agreement with respect to the New Fund. The Board also considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the New Funds, recognizing the difficulty in evaluating a manager’s projected profitability with respect to funds that are not yet operational. Based on these various considerations, the Board concluded that the proposed contractual management fees of the New Fund under the Advisory Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale.    The Board considered the potential of the Advisor to achieve economies of scale as the New Fund grows in size. The Board noted that the Advisor has agreed to the Expense Limitations and contractual expense limitation agreements, which are designed to maintain the overall expense ratio of the New Fund at a competitive level. The Board concluded that the current fee arrangements were appropriate given the current size and structure of the New Fund.

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the New Fund, including compensation for certain compliance support services. The Board concluded that any potential benefits to be derived by the Advisor from its relationship with the New Funds is consistent with the services proposed to be provided by the Advisor to the New Fund.

Based upon the considerations discussed above and other considerations, the Board of Directors, including the Independent Directors, approved the Advisory Agreement with respect to the New Fund.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2011, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Core Fixed Income Fund	$0.10
TCW High Yield Bond Fund	0.08
TCW Total Return Bond Fund	0.04

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Qualified Interest Income	Qualified Received Deductions
TCW High Yield Bond Fund	—	0.89%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2012, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of ten directors is responsible for overseeing the operations of the Company, which consists of 22 funds at October 31, 2011. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (75)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking), TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (80)	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual fund with 2 series), TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (59) Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California; Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (57)	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Laure Sudreau — Ripley Endowed Professor of Law and Executive Director Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer) and TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (54)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (77)	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado) and TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (50)	Ms. Roger has served as a director of the TCW Funds, Inc. since October 2011.	President, the Rose Hills Foundation (Los Angeles, CA).	None

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (67) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chief Executive Officer and Chairman, the Advisor; Vice Chairman and Chief Executive Officer, The TCW Group, Inc.; Chief Executive Officer, TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
Thomas E. Larkin, Jr. (72) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	Automobile Club of Southern California (motorist association)
Charles W. Baldiswieler (53) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of TCW Funds, Inc. since March 2009, and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Strategic Income Fund, Inc. (closed-end fund) and Metropolitan West Funds (mutual fund with 8 series)

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (56)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.
Michael E. Cahill (61)*	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Strategic Income Fund, Inc.
David S. DeVito (49)*	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Philip K. Holl (61)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Strategic Income Fund, Inc.
Hilary G.D. Lord (55)*	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.
George P. Hawley (43)*	Assistant Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West, and TCW Asset Management Company; Assistant Secretary and Associate General Counsel, TCW Strategic income Fund, Inc.
George N. Winn (43)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West, and TCW Asset Management Company; Assistant Treasurer, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Insight that works for you TM

FUNDarFI1011

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.tcw.com

Investment Advisor

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP

350 South Grand Avenue

Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Distributor

TCW Funds Distributors

865 South Figueroa Street

Los Angeles, California 90017

Directors

Patrick C. Haden

Director and Chairman of the Board

Charles W. Baldiswieler

Director

Samuel P. Bell

Director

John A. Gavin

Director

Janet E. Kerr

Director

Thomas E. Larkin, Jr.

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Officers

Charles W. Baldiswieler

President and Chief Executive Officer

Peter A. Brown

Senior Vice President

Michael E. Cahill

Senior Vice President,

General Counsel and Assistant Secretary

David S. DeVito

Treasurer and Chief Financial Officer

Philip K. Holl

Secretary and Associate General Counsel

Hilary G.D. Lord

Senior Vice President and Chief Compliance Officer

George P. Hawley

Assistant Secretary

George N. Winn

Assistant Treasurer

Item 2.	Code of Ethics. The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions. The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.	Audit Committee Financial Expert. The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management serving on its audit committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2011	2010
$482,800	$478,800

(b) Audit-Related Fees Paid by Registrant

2011	2010
$0	$0

(c) Tax Fees Paid by Registrant

2011	2010
$90,000	$79,500

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2011	2010
$0	$7,900

Fees were for a tax analysis regarding a change in ownership.

(e)(1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None.

(f) Not applicable.

(g) None.

(h) Not applicable.

Item 5.	Audit of Committee of Listed Registrants. Not applicable.

Item 6.	Schedule of Investments. Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	EX-99.CODE – Code of Ethics

(b)	EX-99.CERT – Section 302 Certifications (filed herewith).

EX-99.906CERT – Section 906 Certification (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)

/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

Date December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

Date December 28, 2011

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date December 28, 2011